UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Trinseo PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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Trinseo PLC
REGISTERED OFFICE:
Riverside One
Sir John Rogerson’s Quay
Dublin 2
Dublin, Ireland
D02 X576
PRINCIPAL PLACE OF BUSINESS:
440 E. Swedesford Rd., Suite 301
Wayne, Pennsylvania 19087 USA
 [      ], 2023
Dear Shareholder:
We cordially invite you to attend our 2023 annual general meeting of shareholders (the “Annual Meeting”) to be held on Wednesday, June 14, 2023 at 11:30 a.m. (local time) at the InterContinental Dublin, located at Simmonscourt Road, Ballsbridge, Dublin, D04 A9K8. Further details regarding admission to the Annual Meeting as well as the business to be conducted at the meeting are more fully described in the accompanying materials.
In addition to the typical proposals to be voted on at our Annual Meeting, we are submitting to our shareholders a proposal asking shareholders to approve an amendment to our Amended & Restated 2014 Omnibus Incentive Plan, which we believe is necessary to continue to grant incentive awards to our employees.
We describe in detail the actions we expect to take in the attached Notice of the 2023 Annual General Meeting of Shareholders and proxy statement. We have also made available a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2022. We encourage you to read the Form 10-K, which includes information on our operations and products, as well as our audited financial statements.
As in previous years, we will be using the “Notice and Access” method of providing proxy materials to shareholders via the Internet. We believe that this process provides shareholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to most of our shareholders a Notice of Internet Availability of Proxy Materials for the Annual Meeting containing instructions on how to access our proxy statement and Annual Report and vote electronically via the Internet. Each notice will also contain instructions on how to receive a paper copy of the proxy materials. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.
Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible. Instructions for Internet and telephone voting, as well as instructions to request to receive proxy materials by mail, are included with the Notice of Internet Availability of Trinseo’s Proxy Materials for the Annual Meeting. If you are a registered shareholder, you can also request to receive a proxy card and vote by mail.
Sincerely yours,
Frank A. Bozich
President and Chief Executive Officer

Trinseo PLC
Annual General Meeting of Shareholders
InterContinental Dublin
Simmonscourt Road
Ballsbridge, Dublin, D04 A9K8
June 14, 2023
11:30 a.m. I.S.T.
Trinseo PLC
REGISTERED OFFICE:
Riverside One
Sir John Rogerson’s Quay
Dublin 2
Dublin, Ireland
D02 X576
Principal executive offices of Trinseo PLC
440 E. Swedesford Rd., Suite 301
Wayne, Pennsylvania 19087 USA
+1 610-240-3200
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To the Shareholders of Trinseo PLC:
Notice is hereby given that an annual general meeting of shareholders (the “Annual Meeting”) of Trinseo PLC (“we,” “Trinseo” or the “Company”) will be held on Wednesday, June 14, 2022, at 11:30 a.m. Irish Standard Time, at the InterContinental Dublin, located at Simmonscourt Road, Ballsbridge, Dublin, D04 A9K8, for the purposes described below and in further detail in the proxy statement accompanying this notice:
1.
To elect, by separate resolutions, eleven (11) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2024 annual general meeting;

2.
To approve, on an advisory basis, the compensation paid by the Company to its named executive officers;

3.
To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and to authorize, by binding vote, the Audit Committee of the Company’s Board of Directors (the “Board”) to set the auditors’ remuneration;

4.
To approve a proposal to grant the Board authority to issue shares under Irish law;

5.
To approve a proposal to grant the Board authority to opt out of statutory pre-emption rights, with respect to up to a maximum of 10% of issued ordinary share capital, under Irish law;

6.
To set the price range for the Company’s re-issuance of treasury shares;

7.
To approve an amendment to the Company’s Omnibus Incentive Plan; and

8.
Transacting any other business that may properly come before the Annual Meeting.

All shareholders of record at the close of business on April 20, 2023 (the record date for the Annual Meeting) may attend.
Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date for the Annual Meeting (“beneficial holders”), who wish to attend the Annual Meeting, must register by going to the Company’s voting website, proxyvote.com, entering their 16-digit control number found on their proxy card or in their Annual Meeting materials, and clicking on the box labeled “Register for Meeting.” Beneficial holders who wish to vote their shares by proxy during the Annual Meeting must obtain a legal proxy, executed in their favor, from their broker, bank or other nominee. Shareholders of record who wish to attend the Annual Meeting are also encouraged to register to attend on proxyvote.com, and may vote their shares during the Annual Meeting.
Proposals 1, 2, 3, 4, and 7 are ordinary resolutions requiring either approval of a majority of the votes cast in person or by proxy at the Annual Meeting, or requiring advisory approval by shareholders which advisory approval will be taken into consideration by the Board. Proposals 5 and 6 are special resolutions requiring approval of at least seventy-five percent (75%) of the votes cast in person or by proxy at the Annual Meeting.
Our Irish statutory financial statements for the fiscal year ended December 31, 2022, including the reports of the directors and statutory auditors thereon, will be presented at the annual general meeting. There is no requirement under Irish law that such statements be approved by the shareholders and no such approval will be sought at the annual general meeting. Our Irish statutory financial statements will be available on our website at investor.trinseo.com/home/financials, under “2022 Financial Statements,” after the date of this proxy statement but no later than May 24, 2023.
It is expected that the Notice of Annual Meeting and this proxy statement will first be available to shareholders on or about May 1, 2023. On or about May 1, 2023, the Company will also begin mailing a Notice of Internet Availability of Trinseo’s Proxy Materials to shareholders informing them that this proxy statement and voting instructions are available online. As more fully described in that Notice, all shareholders may choose to access proxy materials on the Internet or may request to receive paper copies of the proxy materials.
Shareholders of record at the close of business on April 20, 2023 are entitled to notice of, and entitled to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and promptly return the enclosed proxy card in the envelope that we or your bank or brokerage firm have provided. Your prompt response will ensure that your ordinary shares of Trinseo PLC are represented at the Annual Meeting. You can change your vote and revoke your proxy by following the procedures described in this proxy statement.
By Order of the Board of Directors
Angelo N. Chaclas
Senior Vice President, Chief Legal Officer,
Chief Compliance Officer and Corporate Secretary
[                 ], 2023
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 14, 2023: our proxy statement is attached. Financial and other information concerning Trinseo is contained in our Annual Report to shareholders for the fiscal year ended December 31, 2022. The proxy statement and our fiscal 2022 Annual Report to shareholders are available on the Investor Relations section of our website at investor.trinseo.com. Additionally, you may access our proxy materials at proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

Proxy Statement
The Board of Trinseo PLC solicits your proxy for the Annual Meeting to be held on June 14, 2023, and at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the Notice of the Annual Meeting of Shareholders included in this proxy statement. As used in this proxy statement, the terms “we,” “us,” “our” “Company” or “Trinseo” refer to Trinseo PLC. Proxy materials, including this proxy statement and the Annual Report for our fiscal year ended December 31, 2022 (“fiscal 2022”) are being first provided to shareholders on or about May 1, 2023. Our registered address is Riverside One, Sir John Rogerson’s Quay, Dublin 2, Dublin, Ireland, D02 X576.

1       2023 Proxy Statement

Questions and Answers about the Annual Meeting and the Proxy Materials
Questions and Answers about the Annual Meeting and the Proxy Materials
When and where will the Annual Meeting be held?

We will hold the Annual Meeting at 11:30 a.m., Irish Standard Time, on Wednesday, June 14, 2022 at the InterContinental Dublin, located at Simmonscourt Road, Ballsbridge, Dublin, D04 A9K8.
Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date for the Annual Meeting, who wish to attend the Annual Meeting, must register by going to the Company’s voting website, proxyvote.com, entering their 16-digit control number found on their proxy card or in their Annual Meeting materials, and clicking on the box labeled “Register for Meeting.” Shareholders of record, who hold their shares through the Company’s transfer agent, and who wish to attend the Annual Meeting are also encouraged to register to attend on proxyvote.com.
In the event it is not possible or advisable to hold the Annual Meeting in person due to unforeseen events, we will announce alternative arrangements for participation at the meeting. Details will be posted in the “Investor Relations” section of our website, investor.trinseo.com, and filed with the Securities and Exchange Commission in advance of the Annual Meeting.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?

We provide access to our proxy materials over the Internet. On or about May 1, 2023 we will commence mailing of a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners. The Notice explains how to access the proxy materials on the Internet and how to vote your proxy for the Annual Meeting.
If you received the Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting printed materials included in the Notice.
What will shareholders vote on at the Annual Meeting?

Shareholders will be asked to vote:
1.
To elect, by separate resolutions, eleven (11) directors specifically named in the proxy statement, each to serve for a term of one year;

2.
To approve, on an advisory basis, the compensation paid by the Company to its named executive officers;

3.
To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and to authorize, by binding vote, the Audit Committee of the Board to set its auditors’ remuneration;

4.
To approve a proposal to grant the Board authority to issue shares under Irish law;

5.
To approve a proposal to grant the Board authority to opt out of statutory pre-emption rights under Irish law;

6.
To set the price range for the Company’s re-issuance of treasury shares;

7.
To approve an amendment to the Company’s Omnibus Incentive Plan;

8.
To approve transacting any other business that may properly come before the Annual Meeting.

We do not expect any other matters to be presented at the Annual Meeting. If other matters are properly presented for voting, the persons named as proxies will vote in accordance with their best judgment on those matters.
Who is entitled to vote at the Annual Meeting?

Shareholders of record as of the close of business on April 20, 2023 are entitled to vote at the Annual Meeting. On that date, there were [        ] of our ordinary shares outstanding. Each ordinary share is entitled to one vote.
What is a shareholder of record?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record for those shares. As the shareholder of record, you have the right to vote your shares.
If your shares are held in a stock brokerage account or by a bank, or other holder of record, you are considered the beneficial owner of shares held in street name. Your broker, bank, or other holder of record is the shareholder of record for those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares.
What constitutes a quorum for consideration of proposals at the Annual Meeting?

Under our Constitution, the holders of a majority of the ordinary shares outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Ordinary shares represented in person or by proxy will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes (if any) will be treated as present at the Annual Meeting and will be counted for quorum purposes.
How many votes are required to elect directors and to adopt the other proposals at the Annual Meeting?

The proposals related to the special resolutions to grant the Board authority to opt out of statutory pre-emption rights under Irish law (Proposal 5), and to set the price range for the re-issuance of treasury shares (Proposal 6) require the affirmative vote of three-quarters of the votes cast in person or by proxy at the Annual Meeting. The election of directors and each of the other proposals are ordinary resolutions and require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting on each resolution. Advisory votes are deemed approved if passed by a majority of votes cast in person or by proxy on the

2023 Proxy Statement      2

Questions and Answers about the Annual Meeting and the Proxy Materials resolution at the Annual Meeting, and the Board takes the voting results under advisement.
Voting Item	Votes Required to Approve Proposal (if quorum is present)	Abstentions and Broker Non-Votes
1. Election of Directors	Majority of Votes Cast. Votes cast “for” must exceed the votes cast “against”	Not counted as votes cast and therefore have no effect
2. Approval of Executive Compensation	Majority of Votes Cast. Proposal is deemed approved if votes “for” exceed votes cast “against.” The Board takes the voting results under advisement	Not counted as votes cast and therefore have no effect
3. Appointment of PwC as independent registered public accounting firm and authorization of the Audit Committee to set auditors’ remuneration	Majority of Votes Cast. Votes cast “for” must exceed the votes cast “against”. The Board takes the voting results with respect to the appointment of PwC under advisement	Abstentions are not counted as votes cast and therefore have no effect; brokers may vote without instruction
4. Approval of Board Authority to Issue Shares	Majority of Votes Cast. Votes cast “for” must exceed the votes cast “against”	Not counted as votes cast and therefore have no effect
5. Approval of Board Authority to Opt Out of Statutory Pre-emption Rights	75% of the Votes Cast: Votes cast “for” must meet or exceed 75% of total votes cast	Not counted as votes cast and therefore have no effect
6. To set the price range for re-issuance of treasury shares	75% of the Votes Cast: Votes cast “for” must meet or exceed 75% of total votes cast	Not counted as votes cast and therefore have no effect
7. Approval of amendment to our Omnibus Incentive Plan	Majority of Votes Cast. Votes cast “for” must exceed the votes cast “against”	Not counted as votes cast and therefore have no effect
What happens if I abstain from voting on a matter, or my broker withholds my vote?

For all proposals, Irish law provides that ordinary shares represented at the meeting and abstaining from voting will count as shares present at the meeting for the purpose of determining whether there is a quorum, but will not count for the purpose of determining the number of votes cast.
A broker non-vote occurs when a broker does not have discretion to vote on a particular non-routine proposal and the broker has not received instructions from their customers as to how to vote on such proposal. Such broker non-votes are not considered as votes cast on such non-routine proposal, which has the effect of reducing the number of affirmative votes needed to approve the proposal. Brokers are not permitted to vote your shares on any matter other than Proposal 3 (Ratification of the Appointment of the Independent Registered Public Accounting Firm and Authorization of the Audit Committee of the Board to Set Auditors’ Remuneration).
How do I vote?

If you are a shareholder of record, you may vote your shares during the Annual Meeting. If you do not wish to vote during the meeting or if you will not be attending the Annual Meeting, you may vote by telephone, or over the Internet, by following the instructions provided in the Notice of Internet Availability of Proxy Materials. If you requested a printed copy of the proxy materials, you may also complete, sign, and date your proxy card and return it in the prepaid envelope that was included with the printed materials.
Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date, who wish to vote their shares by proxy during the Annual Meeting must obtain a legal proxy, executed in their favor, from their broker, bank or other nominee.
If you are a beneficial holder and do not wish to vote during the meeting, you may vote by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received from the shareholder of record of your shares. If you requested a printed copy of the proxy materials, you should have received a voting instruction card and voting instructions from the shareholder of record of your shares.
If you are a shareholder of record and submit a signed proxy card for the Annual Meeting but do not fill out the voting instructions, the persons named as proxy holders will vote the shares represented by your proxy as follows: (1) “FOR” the election of eleven (11) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2024 annual general meeting; (2) “FOR” the proposal regarding advisory approval of the compensation paid by the Company to its named executive officers; (3) “FOR” ratification of the appointment of PwC to be the Company’s independent registered public accounting firm for the year ending December 31, 2023, and authorization of the Audit Committee of the Board to set the auditors’ remuneration; (4) “FOR” approval of Board authority to issue shares under Irish law; (5) “FOR” approval of Board authority to opt out of statutory pre-emption rights, with respect to up to 10% of issued ordinary share capital, under Irish law; (6) “FOR” approval of the price range for re-issuing treasury shares; and (7) “FOR” approval of an amendment to the Company’s Amended & Restated 2014 Omnibus Incentive Plan.
If your shares are held in the name of a broker or nominee and you do not instruct the broker or nominee how to vote with respect to the election of directors or if you abstain or withhold authority to vote on any matter, your shares will not be counted as having been voted on those matters, but will be counted as in attendance at the meeting for purposes of a quorum. If you do not vote your shares, you will not have a say on the important issues to be voted upon at the Annual Meeting.
Should I submit a proxy even if I plan to attend the Annual Meeting?

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. If you

3       2023 Proxy Statement

Questions and Answers about the Annual Meeting and the Proxy Materials are a shareholder of record and plan to attend the Annual Meeting, you may also submit your vote during the meeting, and any previous votes that you submitted will be superseded by the vote that you cast during the Annual Meeting. Internet and phone voting will be cut off at 11:59 p.m., Eastern Time, on Monday, June 12, 2023.
Can I revoke my proxy?

If you are a shareholder of record, meaning your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., as of the record date for the Annual Meeting (and not in the name of a bank, broker or other nominee), then your proxy may be revoked by taking any of the following actions:
•
by giving notice of revocation to our Corporate Secretary in writing c/o Trinseo PLC, Riverside One, Sir John Rogerson’s Quay, Dublin 2, Dublin, D02 X576, Ireland (Attention: Corporate Secretary), which notice must be received before the commencement of the Annual Meeting;

•
by executing and mailing to the Company a later-dated proxy, to be received no later than 11:59 p.m., Eastern Time, on Monday, June 12, 2023;

•
by accessing the Internet site or by using the toll-free telephone number (in each case by no later than 11:59 p.m., Eastern Time, on Monday, June 12, 2023), or

•
if you attend the Annual Meeting in person, by submitting a new poll card during the Annual Meeting.

Beneficial holders who hold their shares through a bank, broker or other nominee may revoke their proxy or change their vote by executing and returning to the Company a later-dated proxy, submitting a later-dated electronic vote through the Internet site or by using the toll-free telephone number (in each case by no later than 11:59 p.m., Eastern Time, on Monday, June 12, 2023).
The Internet and telephone procedures for voting and for revoking or changing a vote are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded.
Who will bear the cost of soliciting votes for the Annual Meeting?

We will bear the expense of the solicitation of proxies for the Annual Meeting. Solicitation of proxies may be made by mail, in person or telephone by officers, directors and other employees of the Company. We have engaged Okapi Partners LLC to aid in the solicitation of proxies.
We will reimburse the Company’s banks, brokers, and other custodians, nominees and fiduciaries for their reasonable costs in the preparation and mailing of proxy materials to shareholders.
A shareholder may also choose to vote electronically by accessing the Internet site stated on the Notice of Internet Availability or by using the toll-free telephone number stated on the Notice of Internet Availability. Shareholders that vote through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the shareholder.

2023 Proxy Statement      4

PROPOSAL 1
Proposal 1—Election of Directors
Trinseo’s Board currently consists of thirteen directors with one-year terms expiring in 2023. In April 2023, we announced that Donald Misheff and Philip Martens would not stand for reelection to the Board in 2023. Therefore, following the Meeting, Trinseo’s Board will be resized to eleven directors and the Board will reevaluate its committee membership and chairs.
Each of the directors are elected for an annual term to serve until close of business at the next annual general meeting. The persons named in the enclosed proxy will vote to elect K’Lynne Johnson, Joseph Alvarado, Frank Bozich, Victoria Brifo, Jeffrey Cote, Pierre-Marie De Leener, Jeanmarie Desmond, Matthew Farrell, Sandra Beach Lin, Henri Steinmetz and Mark Tomkins as directors unless the Proxy is marked otherwise. Each of the nominees has indicated his or her willingness to serve, if elected. However, if a nominee should be unable to serve, the ordinary shares represented by proxies may be voted for a substitute nominee designated by the Board. Management has no reason to believe that any of the above-mentioned persons will not serve his or her term as a director.
2023 Director Nominees
The individuals listed below have been nominated and are standing for election at this year’s Annual Meeting. If elected, they will hold office until our 2024 annual general meeting of shareholders and until their successors are duly elected and qualified. Each of the nominees in this proposal was previously elected to the Board by shareholders. Each of the nominees will cease to be directors if their respective appointments are not approved by a majority of the votes cast by our shareholders.

Director Nominee Skills
The following table highlights certain skills, knowledge and experience held by each current Director nominee. A particular Director may possess other skills, knowledge or experience even though they are not indicated below.
Director Nominee	Served Since	Chemicals Industry Experience	Manufacturing/ Related Industry Experience	Chief Executive Experience	Accounting and Financial Experience	Public Company Board Experience
K’Lynne Johnson	2017	✓	✓	✓		✓
Joseph Alvarado	2017		✓	✓	✓	✓
Frank Bozich	2019	✓	✓	✓		✓
Victoria Brifo	2021	✓	✓
Jeffrey J. Cote	2014		✓	✓	✓	✓
Pierre-Marie De Leener	2014	✓		✓	✓
Jeanmarie Desmond	2020	✓	✓		✓
Matthew Farrell	2020	✓	✓	✓	✓	✓
Sandra Beach Lin	2019	✓	✓	✓		✓
Henri Steinmetz	2017	✓	✓	✓
Mark Tomkins	2019	✓	✓		✓	✓
Board Commitment to Diversity
We seek nominees from diverse backgrounds with established strong professional reputations, sophistication, business acumen and experience in the global materials, chemical and related manufacturing industries. We also seek nominees with experience in substantive areas that are important to our business such as chemical industry expertise; international operations; accounting, finance and capital structure; strategic planning and operational leadership of complex organizations human resources and development practices; and innovation. In addition, we believe that our nominees should possess the professional and personal qualifications necessary for board service, and we have highlighted particularly noteworthy attributes in each of the biographies of our directors and our nominees below. Thirty-six percent (36%) of our director nominees are women, and two of our nominees self-identify as a member of an underrepresented minority group (meaning an individual who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander). Two of our nominees are non-U.S. citizens and two maintain dual citizenship. On average the term of service of our director nominees is approximately four (4) years, and more than half of our nominees have served on the Board for less than five years.

5       2023 Proxy Statement

PROPOSAL 1

The election of each director requires the approval of a majority of the shares represented in person or by proxy at the Annual Meeting. Broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AS DIRECTOR.

2023 Proxy Statement      6

PROPOSAL 1
2023 Director Nominees
K’lynne Johnson Age: 54 Director Since: March 2017 Committee Membership: • Compensation and Talent Development • Nominating & Corporate Governance
Professional Experience:
Ms. Johnson served as President and Chief Executive Officer of Elevance Renewable Sciences Inc., a specialty chemicals company, from 2007 to 2015, and as Chairwoman from 2015 to 2016. Ms. Johnson joined Elevance after over 20 years’ experience working within the oil and petrochemicals industry for Amoco Corporation and BP p.l.c. (joining BP after its merger with Amoco in 1998). During this time she held both operational and functional roles, culminating in her role as Senior Vice President of Global Derivatives within BP’s global Innovene business, which included P&L accountability for multiple global commodity and specialty chemicals businesses. Ms. Johnson also served as director of TPC Group, a manufacturer of products derived from petrochemical raw materials, from 2011 to 2012 before the company was taken private.
Education:
Ms. Johnson graduated from Brigham Young University with a degree in Management and Organizational Behavior (M.O.B.) and a B.S. in Psychology.
Other Public Company Directorships:
Current Directorships—
FMC Corporation (NYSE: FMC) since 2013
Director Qualifications:
Ms. Johnson brings to our Board valuable experience in operational leadership and chemical industry and technological expertise.

7       2023 Proxy Statement

PROPOSAL 1
Joseph Alvarado Age: 70 Director Since: March 2017 Committee Membership: • Compensation and Talent Development (Chair) • Nominating & Corporate Governance
Professional Experience:
Mr. Alvarado served as Chief Executive Officer of Commercial Metals Company (NYSE: CMC), a global manufacturer, recycler and marketer of steel and other metals, from September 2011 until September 2017, and as chairman of CMC’s Board of Directors from January 2013 until January 2018. He joined CMC in April 2010 as Executive Vice President and Chief Operating Officer, was named President and Chief Operating Officer in April 2011, and became President and Chief Executive Officer in September 2011 until his retirement. Prior to joining CMC, he was President and Chief Operating Officer of Lone Star Technologies, Inc. from 2004 to 2007. In June 2007, following the acquisition of Lone Star Technologies, Inc. by United States Steel Corporation, Mr. Alvarado was named President of U.S. Steel Tubular Products, Inc., a division of United States Steel Corporation, a position he held until March 2009. Mr. Alvarado began his career at Inland Steel Company in 1976 and spent 21 years with the company in roles of increasing responsibility. He then served in executive roles with Birmingham Steel Corporation and Ispat North America Inc. until joining Lone Star Technologies.
Education:
Mr. Alvarado has an MBA from Cornell University and a B.A. degree in Economics from University of Notre Dame.
Other Public Company Directorships:
Current Directorships—
Kennametal Inc. (NYSE: KMT) since January 2018
Arcosa, Inc. (NYSE: ACA) since November 2018
PNC Financial Services Group Inc. (NYSE: PNC) since January 2019
Director Qualifications:
Mr. Alvarado brings years of experience in a cyclical commodities-driven industry and significant perspective on global manufacturing operations and strategic planning.

2023 Proxy Statement      8

PROPOSAL 1
Frank A. Bozich Age: 62 Director Since: June 2019 Committee Membership: • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
Mr. Bozich became the Company’s President and Chief Executive Officer in March 2019. From May 2013 until February 2019, Mr. Bozich had been the President and Chief Executive Officer at the SI Group, Inc., a leading global developer and manufacturer of phenolic resins and chemicals used in the production of antioxidants, engineering plastics, fuels and lubes, rubber and pharmaceutical ingredients. Prior to SI Group Inc., Mr. Bozich held several executive management positions at BASF Corporation, a multi-national chemicals and manufacturing corporation, including President of BASF’s Catalysts Division from 2010 to 2013, Group Vice President of Precious and Base Metal Service, and Group Vice President of the Integration Management Office. Prior to BASF, Mr. Bozich was Group Vice President, Enterprise Technologies and Ventures at Engelhard Corporation, which was acquired by BASF in 2006. He has also held leadership positions at Rohm and Haas; Croda Adhesives, Inc.; and Apex Adhesives, which he founded in 1986.
Education:
Mr. Bozich holds a bachelor’s degree in Chemistry and a master’s degree in Business Administration from the University of Chicago, as well as a master’s degree in Chemistry from the University of Illinois.
Other Public Company Directorships:
Current Directorships—
OGE Energy Corp (NYSE: OGE) since February 2016
Director Qualifications:
Mr. Bozich is an accomplished CEO known for his strong personal leadership and track record of driving business growth and corporate transformation. His breadth of experience in leading chemical businesses in diverse and dynamic global markets is well-suited for the Company’s strategic priorities.

9       2023 Proxy Statement

PROPOSAL 1
Victoria Brifo Age: 54 Director Since: June 2021 Committee Membership: • Compensation and Talent Development • Environmental, Health, Safety, Sustainability & Public Policy
Image courtesy of Air Products and Chemicals, Inc.
Professional Experience:
Victoria Brifo is Senior Vice President and Chief Human Resources Officer at Air Products and Chemicals, Inc. (NYSE: APD). She is responsible for leading all aspects of the company’s Human Resources (HR) organization, including HR Operations, Diversity and Inclusion, Talent Management, and Compensation and Benefits, as well as Global Health and Wellness, and Corporate Aviation and Corporate Transportation. Ms. Brifo has been with Air Products since 2001, starting as a production site leader and progressing through several plant leadership positions before becoming Global Diversity Director in 2005. In 2008 she was named Global Manager of Electronics Operations and moved to the Merchant Gases group in 2011 to lead the Global Generated Gases business. In 2014 Ms. Brifo assumed the role of Global Transformation Leader for Industrial Gases. She was subsequently appointed Vice President, Global Gases, followed by Vice President, Equipment Sales, Plant Support and Central Procurement. Prior to joining Air Products, Ms. Brifo worked at LyondellBasell and Amoco Production Company.
Education:
Ms. Brifo holds degrees in chemical engineering and political science from the Massachusetts Institute of Technology.
Other Public Company Directorships:
None
Director Qualifications:
Ms. Brifo brings significant experience in the chemicals and manufacturing industry, as well as leadership, management and human resources expertise to our board of directors.

2023 Proxy Statement      10

PROPOSAL 1
Jeffrey J. Cote Age: 56 Director Since: May 2014 Committee Membership: • Audit • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
Mr. Cote has served as the Chief Executive Officer and President of Sensata Technologies Holding plc (NYSE: ST) since March 2020. Prior to his appointment as CEO, Mr. Cote served as President and as Chief Operating Officer of Sensata since July 2012 and as Executive Vice President of its Global Sensing Solutions business since November 2015. He joined Sensata as Senior Vice President and Chief Financial Officer in January 2007 and was appointed Executive Vice President in July 2007. From March 2005 to December 2006, Mr. Cote was Chief Operating Officer of the law firm Ropes & Gray. From January 2000 to March 2005, Mr. Cote was Chief Operating, Financial and Administrative Officer of Digitas. Previously he worked for Ernst & Young LLP from 1989 until 1997. Mr. Cote is a certified public accountant.
Education:
Mr. Cote received a B.A. degree in Business Administration and a Master of Accounting from Florida Atlantic University.
Other Public Company Directorships:
Current Directorships—
Sensata Technologies Holding plc (NYSE: ST) since March 2020
Director Qualifications:
Mr. Cote brings significant management, financial and accounting experience to our Board.

11       2023 Proxy Statement

PROPOSAL 1
Pierre-Marie De Leener Age: 65 Director Since: May 2014 Committee Membership: • Compensation and Talent Development • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
Mr. De Leener has served as Chairman of the Board of the Flint Group since October 2014 and director of Savrola SA since 2013. Mr. De Leener previously served as interim CEO of Braas Monier Building Group SA from January 2016 to November 2016 and as Chairman of its Board of Directors from June 2014 to March 2017. Prior to that, he served as Executive Vice President for PPG Industries, Inc. from July 2010 until December 2012. From June 2008 until August 2011, Mr. De Leener also served as President of PPG Europe S.A. and as Chief Executive Officer of SigmaKalon Group from 1998 until January 2008.
Education:
Mr. De Leener received a B.S. degree in Economics and Philosophy and a Masters of Chemical Engineering degree from Catholic University of Louvain, Belgium.
Other Public Company Directorships:
None
Director Qualifications:
Mr. De Leener brings valuable executive management and chemical industry experience to our Board.

2023 Proxy Statement      12

PROPOSAL 1
Jeanmarie Desmond Age: 56 Director Since: October 2020 Committee Membership: • Audit • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
Ms. Desmond is the former Executive Vice President and Chief Financial Officer of DuPont de Nemours, Inc. and has previously served as Vice President and Co-Controller for DowDuPont and as finance leader for the Specialty Products division following the merger of DuPont with Dow Chemical. Ms. Desmond served in various leadership roles within DuPont in her 30-year career with the company. She also serves on the board and is treasurer of Delaware Prosperity Partnership, a public-private partnership overseeing economic development in Delaware.
Education:
Ms. Desmond received a B.S. in Accounting from Mt. St. Mary’s University and is a certified public accountant (inactive).
Other Public Company Directorships:
Current Directorships—
IPG Photogenics Corporation (Nasdaq: IPGP) since 2021
Sylvamo (NYSE: SLVM) since 2021
Director Qualifications:
Ms. Desmond brings substantial finance and accounting experience and extensive experience in the chemicals industry to our Board.

13       2023 Proxy Statement

PROPOSAL 1
Matthew Farrell Age: 66 Director Since: November 2020 Committee Membership: • Audit • Compensation and Talent Development
Professional Experience:
Mr. Farrell is the Chairman, President and Chief Executive Officer of Church & Dwight Co. Inc. (“Church & Dwight”), serving as CEO since 2016 and as Chairman since 2019. Mr. Farrell served as Executive Vice President, Chief Financial Officer and Chief Operating Officer at Church & Dwight since 2014, and as Chief Financial Officer since 2006. Prior to that, Mr. Farrell served as Chief Financial Officer of Alpharma Inc., as Vice President, Investor Relations & Communications at Ingersoll-Rand Ltd., and in various senior financial positions at AlliedSignal Inc. Mr. Farrell began his career with KPMG Peat Marwick LLP, where he was an audit partner.
Education:
Mr. Farrell received a B.S. degree from Manhattan College and is a certified public accountant (inactive).
Other Public Company Directorships:
Current Directorships—
Church & Dwight Co. Inc. (NYSE: CHD) since 2019
Past Directorships—
Lydall Co., Inc. (NYSE: LDL) from 2003 to 2021
Director Qualifications:
Mr. Farrell brings to our Board his experience as a chief executive officer, substantial financial and audit expertise and experience in the chemicals, industrial goods and consumer products industries.

2023 Proxy Statement      14

PROPOSAL 1
Sandra Beach Lin Age: 65 Director Since: November 2019 Committee Membership: • Nominating & Corporate Governance • Environmental, Health, Safety, Sustainability & Public Policy (Chair)
Professional Experience:
From 2010 to 2011, Ms. Beach Lin was President and Chief Executive Officer of Calisolar, Inc., a manufacturer of solar silicon and multicrystalline solar cells. Prior to joining Calisolar, she was Executive Vice President, then Corporate Executive Vice President, at Celanese Corporation, a global technology and specialty materials company, from 2007 to 2010. Ms. Beach Lin joined Avery Dennison Corporation, a global leader in pressure-sensitive adhesives technology as Group Vice President from 2005 to 2007. Prior to joining Avery Dennison, from 2002 to 2005 she was President, Alcoa Closure Systems International, a division of Alcoa Incorporated, a global aluminum leader. From 1994 to 2001, Ms. Beach Lin held various executive positions at Honeywell International.
Education:
Ms. Beach Lin graduated with a BBA in General Management from the University of Toledo and has an MBA in Marketing and Policy and Control from the University of Michigan.
Other Public Company Directorships:
Current Directorships—
American Electric Power (NYSE: AEP) since 2012
Avient Corp. (NYSE: AVNT) since 2013
Past Directorships—
WESCO International (NYSE: WCC) from 2002 to 2019
Director Qualifications:
Ms. Beach Lin brings to our Board her experience as a chief executive officer and extensive experience in the global specialty chemicals industry.

15       2023 Proxy Statement

PROPOSAL 1
Henri Steinmetz Age: 66 Director Since: November 2017 Committee Membership: • Audit • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
From 2016 to 2018, Mr. Steinmetz served as Chief Executive Officer of the Ceramtec Group, a global supplier of advanced ceramics. From 2009 to 2016, Mr. Steinmetz was Executive Director and Chief Executive Officer of Ruetgers N.V., Europe’s leading manufacturer of chemical raw materials made from coal tar. Prior to joining Ruetgers, Mr. Steinmetz was President of Sulzer Metco, a worldwide technology leader in coating materials, from 2004 to 2008, and was an Executive Vice President at Great Lakes Chemical Corporation from 2000 to 2004. Mr. Steinmetz currently serves as Chairman of Benteler International AG.
Education:
Mr. Steinmetz graduated with a M.S. in metallurgy from the Technical University Clausthal, Germany and has an MBA from INSEAD Fontainebleau, France.
Other Public Company Directorships:
None
Director Qualifications:
Mr. Steinmetz brings significant global chief executive officer experience and decades of chemical industry experience to our Board.

2023 Proxy Statement      16

PROPOSAL 1
Mark Tomkins Age: 67 Director Since: November 2019 Committee Membership: • Audit (Chair) • Nominating & Corporate Governance
Professional Experience:
From 2005 to 2006, Mr. Tomkins was Senior Vice President and Chief Financial Officer of Innovene, at the time, a leading petrochemical and polymers company. Prior to joining Innovene, Mr. Tomkins was Senior Vice President, Chief Financial Officer and Treasurer of Vulcan Materials, a building materials and chemical company, from 2001 to 2005. He joined Great Lakes Chemical Corp., a specialty chemicals company as Senior Vice President and Chief Financial Officer from 1998 to 2001. Prior to Great Lakes Chemical, Mr. Tomkins was Vice President of Finance and Business Development for Polymers and Vice President of Finance and Business Development for Electronic Materials at Allied Signal (now Honeywell International). Mr. Tomkins’ previous experience includes service as a director of CVR Energy, Inc., a publicly traded company primarily engaged in petroleum refining and nitrogen fertilizer manufacturing, from 2007 to 2012, a as a director of WR Grace & Co., a publicly traded specialty chemicals company from 2006 to 2021, as a director of Terminix Global Holdings (formerly Service Master Holdings), a publicly traded home and commercial services business from 2015 to 2021, as well as a director of private companies in the energy and plastics sectors.
Education:
Mr. Tomkins graduated with a B.S. in Finance and Quantitative Management and an MBA from Eastern Illinois University, and is a certified public accountant (inactive).
Other Public Company Directorships:
Current Directorships—
None
Past Directorships—
Terminix Global Holdings (NYSE: TMX) from 2015 to 2021
WR Grace & Co. (NYSE: GRA) from 2006 to 2021
Director Qualifications:
Mr. Tomkins brings significant financial, accounting and management expertise, along with extensive experience on other public and private company boards to Trinseo’s Board.

17       2023 Proxy Statement

Corporate Governance
Corporate Governance
Board Nominees   Under its charter, our nominating and corporate governance committee is responsible for recommending to the Board candidates to stand for election to the Board at the Company’s annual general meeting of shareholders and for recommending candidates to fill vacancies on the Board that may occur between annual general meetings. It is the policy of the Board that directors should possess the highest personal and professional ethics, integrity and values. Board members are expected to become and remain informed about the Company, its business and its industry and rigorously prepare for, attend and participate in all Board and applicable committee meetings. The committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent shareholders’ interests through the exercise of sound judgment using its diversity of experience. In addition, the Board considers, in light of our business and Board composition, each director nominee’s experience, qualifications, attributes and skills that are identified in the biographical information contained under Proposal 1.
Recommendation of Board Candidates   The nominating and corporate governance committee considers properly submitted recommendations for candidates to the Board from shareholders. Any shareholder recommendations for consideration by the Board should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the shareholder within the last three years, a statement of recommendation of the candidate from the shareholder, a description of our shares beneficially owned by the shareholder, a description of all arrangements between the candidate and the recommending shareholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Board may reasonably request. Recommendations should be sent to Angelo Chaclas, Corporate Secretary, Trinseo PLC, 440 East Swedesford Road, Suite 301, Wayne, PA 19087. The Board evaluates candidates for the position of director recommended by shareholders or others in the same manner as candidates from other sources. The Board will determine whether to interview any candidates and may seek additional information about candidates from third-party sources. As part of its ongoing succession planning, the Company seeks to identify potential Board nominees on behalf of the Board that meet the Board’s requirements with respect to diversity, experience, skill, and qualifications.
Shareholder Board Nominees   Shareholders who wish to nominate one or more persons for election as a director of the Company at an annual general meeting of shareholders, and who wish the nomination to be included in the proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must follow the requirements set forth in this proxy statement under “Shareholder Proposals & Director Nominations.” Shareholder director nominations must comply with the deadlines and other requirements in Article 101 of our Constitution, including the applicable notice, information and consent provisions.
Board Independence   Our Corporate Governance Guidelines provide that our Board shall consist of such number of directors who are independent as is required and determined in accordance with applicable laws and regulations and requirements of the NYSE. The Board evaluates any relationships of each director and nominee with Trinseo and makes an affirmative determination whether or not such director or nominee is independent. Under our Corporate Governance Guidelines, an “independent” director is one who meets the qualification requirements for being an independent director under applicable laws and the corporate governance listing standards of the NYSE. Our Board reviews any transactions and relationships between each director or any member of his or her immediate family and Trinseo. The purpose of this review is to determine whether there were any such relationships or transactions and, if so, whether they were inconsistent with a determination that the director was independent. The Company maintains a related party transactions policy and conflict of interest policy, as discussed below under “Related Party Transactions.” As a result of its review, our Board has affirmatively determined that all of our current directors and nominees, except for our CEO and President, Frank Bozich, are independent under the governance and listing standards of the NYSE.
Diversity and Board Expertise   We believe that diversity considerations are an important element, among many, when identifying director nominees who will best serve the needs of the Company and the interests of our shareholders. These diversity considerations enable us to provide sound and prudent guidance by developing a Board with a diverse range of talents, ages, skills, character, expertise, professional experiences, and backgrounds.
Risk Oversight   Risk is inherent in every material business activity that we undertake. Our business exposes us to strategic, credit, market, compliance, operational and reputational risks. To support our corporate goals and objectives, risk appetite, and business and risk strategies, we maintain a governance structure that delineates the responsibilities for risk management activities, and the governance and oversight of those activities, between management and our Board. The Board is committed to strong, independent oversight of management and risk through a governance structure that includes other Board committees. Under our structure, it is management’s responsibility to manage risk and bring to the Board’s attention risks that are material to Trinseo. The Board has oversight responsibility for the systems established to report and monitor the most significant risks applicable to Trinseo. The Board administers its risk oversight role directly and through its committee structure and the committees’ regular reports to the Board at Board

2023 Proxy Statement      18

Corporate Governance
meetings. The Board divides its risk oversight responsibilities between itself and its committees by having each review or assess key issues or areas of responsibility as follows:
Board of Directors
•
Strategic, financial, and execution risks and exposures associated with our annual and multi-year business plans

•
Acquisitions and divestures

•
Capital expenditure and budget planning

•
Major litigation, investigations, and other matters that present material risk to our operations, plans, prospects, or reputation

•
Review of enterprise risk management including cybersecurity and information security risk oversight

Audit Committee
•
Risks associated with financial accounting matters, including financial reporting, accounting, disclosure, and internal controls over financial reporting

•
Supervision and selection of our external and internal auditors

•
Our ethics and compliance programs

Compensation and Talent Development Committee	• Risks related to the design of our executive compensation programs, plans, and arrangements • Senior management succession planning
Nominating and Corporate Governance Committee	• Risks related to our governance structures and processes • Director succession planning
Environmental, Health, Safety, Sustainability and Public Policy Committee
•
Our environmental, health and safety risk management programs

•
The alignment of our environmental, health, safety, sustainability, social and public policy program with the Company’s business strategy and creation of stakeholder value

Board Leadership Structure   Under our Corporate Governance Guidelines, our Board may select a Board Chair at any time, who may also be an executive officer of the Company. The Board has chosen to separate the roles of Board Chair and Chief Executive Officer, which the Board believes is currently in the best interest of Trinseo and its shareholders. This structure permits our Chief Executive Officer to devote his attention to leading Trinseo and to executing on our business strategy.
Ms. Johnson is our current non-executive Board Chair and has served as a director since 2017. Ms. Johnson brings significant experience as Chair, including, but not limited to: (i) entrepreneurial and senior public company experience; (ii) expertise in environmental, social and governance issues; and (iii) strategic transformation experience. Ms. Johnson has significant experience in the specialty chemical industry and as a public company director. As described above, the Board has determined that Ms. Johnson meets the definition of an independent director under NYSE listing standards. The nominating and corporate governance committee will recommend adjustments to committee assignments to the Board as it deems necessary during the year.
Board Attendance   We expect our Board members to prepare for, attend and participate in all Board and applicable committee meetings. Our Board held nine meetings in 2022. The audit, compensation and talent development, and nominating and corporate governance committees held nine, six and four meetings in 2022, respectively. No Board member attended less than 75% of our Board or committee meetings, as applicable, in 2022.
We do not have a policy for the attendance of our directors at our annual general meeting of shareholders. In 2022 thirteen directors and no shareholders attended our annual general meeting. Eligible shareholders were permitted to attend in person by registering on our voting website. Notwithstanding any extenuating circumstances which would impact the safety of attendees, this year’s Annual Meeting will be held in person, using the same registration method for shareholders who wish to attend. There will not be a teleconference or video conference option.
Executive Sessions   Our Corporate Governance Guidelines provide that the non-management directors of the Board meet in executive session at least once during each regularly scheduled Board meeting to review matters concerning the relationship of the Board with executive directors and other members of senior management, and such other matters as it deems appropriate. Additionally, the Board is required to have least one executive session annually of its independent directors. Ms. Johnson acts as the chair of these executive sessions.
Board Annual Performance Reviews   Pursuant to our Corporate Governance Guidelines the Board annually conducts a self-evaluation of the Board as a whole. In accordance with the written charters of our audit, compensation and talent development, and nominating and corporate governance committees, each committee also evaluates its performance on an annual basis and reports its findings to the Board.

19       2023 Proxy Statement

Corporate Governance
Code of Business Conduct   We have adopted a written Code of Business Conduct applicable to all directors, officers and employees and a written Code of Ethics for Senior Financial Employees, applicable to our Chief Executive Officer, Chief Financial Officer, Treasurer, Principal Accounting Officer, Controller, and all employees performing similar functions. These policies are designed to maintain the integrity of our business and financial reporting. These codes cover, among other things, professional conduct, conflicts of interest, accurate recordkeeping and reporting, public communications and the protection of confidential information, as well as adherence to laws and regulations applicable to the conduct of our business. Copies of these codes can be found under the “Governance” tab on the Investor Relations section of our website, investor.trinseo.com by selecting the “Ethics and Compliance” link and then “supporting policies.”
Corporate Governance Guidelines   We have adopted Corporate Governance Guidelines that outline the Board’s governance policies and practices. The current version of our Corporate Governance Guidelines can be found under the “Governance” tab on the Investor Relations section of our website, investor.trinseo.com by selecting the “Ethics and Compliance” link and then “supporting policies.”
Communications with Directors   Shareholders and other interested parties may communicate directly with the Board, the non-management directors or the independent directors as a group, or specified individual directors by writing to such individual or group c/o Corporate Secretary, Trinseo PLC, 440 East Swedesford Road, Suite 301, Wayne, PA 19087. The Corporate Secretary will forward such communications to the relevant group or individual at or prior to the next meeting of the Board. The Board has instructed our Corporate Secretary to review the correspondence prior to forwarding it, and in his discretion, not to forward certain items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In these cases, he may forward some of the correspondence elsewhere in the Company for review and possible response.

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Board Structure and Committee Composition
Board Structure and Committee Composition
We have a standing audit committee, compensation and talent development committee, nominating and corporate governance committee, and an environmental, health, safety, sustainability and public policy committee with the composition and responsibilities described below. Each committee operates under a charter that has been approved by our Board. A copy of each charter can be found by clicking on “Governance” and then “Committee Composition” in the Investor Relations section of our website, investor.trinseo.com. The members of each committee are appointed by the Board and each member serves until his or her successor is elected and qualified, unless he or she is earlier removed or resigns. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.
The table below provides information about the membership of our standing audit, compensation and talent development, nominating and corporate governance and our and environmental, health, safety, sustainability and public policy committees during fiscal 2022:
Name	Audit	Compensation and Talent Development	Nominating and Corporate Governance	Environmental, Health, Safety, Sustainability and Public Policy
K’Lynne Johnson †		✓	✓
Joseph Alvarado		Chair	✓
Frank Bozich				✓
Victoria Brifo		✓		✓
Jeffrey J. Cote §	✓			✓
Pierre-Marie De Leener		✓		✓
Jeanmarie Desmond §	✓			✓
Matthew Farrell §	✓	✓
Sandra Beach Lin			✓	Chair
Philip R. Martens *		✓	Chair
Donald T. Misheff § *	✓		✓
Henri Steinmetz	✓			✓
Mark Tomkins §	Chair		✓

†
Denotes Board Chair.

§
Denotes Audit Committee Financial Expert

*
Mr. Martens and Mr. Misheff have announced they will not stand for reelection in 2023.

Audit Committee
The purpose of the audit committee is set forth in the audit committee charter. The audit committee’s primary duties and responsibilities are to:
•
Appoint or replace, compensate and oversee the outside auditors for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us and to report directly to the audit committee.

•
Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our outside auditors, which are approved by the audit committee prior to the completion of the audit.

•
Review and discuss with management and the outside auditors the annual audited and quarterly unaudited financial statements, our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and the selection, application and disclosure of critical accounting policies and practices used in such financial statements.

•
Review and approve all related party transactions as defined under Item 404(a) of Regulation S-K.

•
Discuss with management and the outside auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles, any major issues as to the adequacy of our internal controls and any special steps adopted in light of material control deficiencies.

A copy of the charter, which satisfies the applicable standards of the SEC and the NYSE is available on our website. The audit committee currently consists of Jeffrey J. Cote, Jeanmarie Desmond, Matthew Farrell, Donald T. Misheff, Henri Steinmetz and Mark Tomkins. Our Board has determined that Ms. Desmond and each of Messrs. Cote, Farrell, Misheff, Steinmetz and Tomkins are independent directors pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and

21       2023 Proxy Statement

Board Structure and Committee Composition
Section 303A.02 of the New York Stock Exchange Listed Company Manual. Ms. Desmond and each of Messrs. Cote, Farrell, Misheff and Tomkins is also an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Mr. Tomkins serves as chair of the audit committee.
Compensation & Talent Development Committee
The purpose of the compensation and talent development committee (the “compensation committee”) is to assist the Board in fulfilling its responsibilities relating to oversight of the compensation of our directors, executive officers and other employees and the administration of our benefits and equity-based compensation programs. The compensation committee reviews and recommends to our Board compensation plans, policies and programs and approves specific compensation levels for all executive officers. The compensation committee currently consists of Joseph Alvarado, Victoria Brifo, Pierre-Marie De Leener, Matthew Farrell, K’Lynne Johnson and Philip R. Martens. Mr. Alvarado serves as chair of the compensation committee. A copy of the compensation committee’s charter, which satisfies the applicable standards of the SEC and the NYSE, is available on our website. Pursuant to its charter, the compensation committee may delegate to subcommittees of the compensation committee any of the responsibilities of the full committee.
Nominating and Corporate Governance Committee
The purpose of the nominating and corporate governance committee is to (i) identify, screen and review individuals qualified to serve as directors (consistent with criteria approved by our Board) and recommend to our Board candidates for nomination for election at our annual meeting of shareholders or to fill Board vacancies or newly created directorships; (ii) develop and recommend to our Board and oversee the implementation of our corporate governance guidelines; (iii) oversee evaluations of our Board and (iv) recommend to our Board candidates for appointment to Board committees. The committee also reviews the outcome of shareholder engagement. The nominating and corporate governance committee currently consists of Joseph Alvarado, K’Lynne Johnson, Sandra Beach Lin, Philip R. Martens, Donald T. Misheff and Mark Tomkins. Mr. Martens currently serves as chair of the nominating and corporate governance committee. Our Board has adopted a written charter under which the nominating and corporate governance committee operates, which is available on our website.
Environmental, Health, Safety, Sustainability and Public Policy Committee
The Environmental, Health, Safety, Sustainability and Public Policy Committee (the “EHSS&PP committee”) was established for the purpose of assisting the Board in fulfilling its oversight responsibilities by assessing the effectiveness of programs and initiatives that support the environment, health and safety, sustainability, corporate social responsibility and climate change (“Sustainability”) policies and programs of the Company. Its duties and responsibilities are to:
•
Support alignment between the Company and the Board on the Company’s Sustainability, social, and public policy goals;

•
Guide the Company on its Sustainability programs, policies, partnerships, activities and goals to ensure consistency with and impact upon the Company’s business strategy and the creation of stakeholder value and relationships;

•
Review of external public policy/governmental affairs issues and trends in order to more effectively achieve the Company’s business goals, and provide recommendations to the Board regarding the Company’s response to these issues consistent with applicable legal and regulatory requirements;

•
Review, approve and recommend to the Board for adoption, the Company’s annual public Sustainability and Corporate Social Responsibility Report; and

•
Assist the Board in fulfilling its oversight responsibility for the Company’s risk management programs by assessing risks that may arise in connection with the Company’s Sustainability, programs, partnerships, activities and goals.

The EHSS&PP committee currently consists of Frank A. Bozich, Victoria Brifo, Jeffrey J. Cote, Pierre-Marie De Leener, Jeanmarie Desmond, Sandra Beach Lin and Henri Steinmetz. Ms. Beach Lin serves as chair of the EHSS&PP committee. A copy of its charter is available on the Company’s website.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the Board or the compensation committee of any other company that has any executive officers serving as a member of our Board or compensation committee.

2023 Proxy Statement      22

Our Company’s Executive Officers
Our Company’s Executive Officers
Biographical information concerning our President and Chief Executive Officer, Frank A. Bozich, who is a nominee to our Board, is set forth above under Proposal 1.
David Stasse, Executive Vice President and Chief Financial Officer.   Mr. Stasse, age 52, has served as the Company’s Executive Vice President and Chief Financial Officer since July 2019. Mr. Stasse joined the Company in July 2013 as Vice President and Treasurer with responsibility for all treasury matters, including cash management, risk management, relationships with rating agencies and commercial banks, and financing matters. During his tenure he added responsibility for Investor Relations and Corporate Finance for the Company. Prior to joining Trinseo, Mr. Stasse was employed by Freescale Semiconductor, Inc., a global semiconductor manufacturer that served the automotive, networking, consumer and industrial markets, where he served as Vice President and Treasurer from 2008 to 2013. Mr. Stasse holds an MBA in Finance from the University of Maryland and a Bachelor of Science degree in Business Logistics from Penn State University.
Jean-Luc Béal, Senior Vice President, Engineered Materials.   Mr. Béal, age 58, joined Trinseo in May 2021 following the Company’s acquisition of Arkema’s PMMA business. Prior to joining the organization, Mr. Béal served as Regional Vice President for EMEA & Global Methacrylics for Arkema’s PMMA Business from 2018, and as Regional President EMEA Consumer & Construction Adhesives for Arkema since 2015. Mr. Béal brings 30 years of chemical industry experience, working chemical branches at Total and Arkema where he held several R&D, marketing, business and managing director roles in specialty polymer and downstream businesses, such as specialty polyamides & fluoropolymers, plastic conversion, coating resins and adhesives involved in Automotive, Building and Construction, and consumer product markets. Mr. Béal holds a Master of Science in Chemical Engineering from CPE Lyon.
Angelo N. Chaclas, Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary.   Mr. Chaclas, age 59, has been the Company’s Chief Legal Officer, Senior Vice President, and Corporate Secretary since January 2015. Mr. Chaclas also became the Chief Compliance Officer in June 2018. In his role, he provides legal support for all capital markets, transactional, compliance, commercial, litigation, regulatory, governance, intellectual property and other operational activities of the Company worldwide. Mr. Chaclas joined the Company in 2010 as Associate General Counsel and Chief Intellectual Property Counsel, where he managed the Company’s global intellectual property portfolio and managed the legal activities of several of the Company’s commercial businesses and corporate functions. Mr. Chaclas holds a bachelor’s degree in Mechanical Engineering from Tufts University and a Juris Doctorate from Pace University.
Paula Cooney, Senior Vice President and Chief Human Resources Officer.   Ms. Cooney, age 54, joined the Company as Senior Vice President, Human Resources in November 2021. Prior to joining Trinseo, Ms. Cooney was Senior Vice President and CHRO for FLIR Systems, Inc. where she provided strategic direction as the company’s human resources leader. Before FLIR Systems, Inc., Ms. Cooney served as Vice President, Human Resources and Communications for H.B. Fuller Company, where she worked for 10 years and held multiple roles in HR leadership. Prior to joining H.B. Fuller in 2010, Ms. Cooney enjoyed a nearly 15-year career at Intel Corporation, holding HR roles of increasing responsibility. Ms. Cooney holds an NCEA diploma in personnel management from the National College of Ireland, and a Master pf Business Studies in human resources and industrial relations from University College Dublin (Smurfit School of Business).
Johanna Frisch, Vice President and Treasurer.   Ms. Frisch, age 44, was named Vice President and Treasurer in January 2022. Previously, Ms. Frisch served as the Company’s Global Assistant Treasurer and in various roles of increasing responsibility within the Company’s Treasury department starting in 2010. Prior to joining Trinseo, Ms. Frisch served as Treasurer of Nycomed Pharmaceutical Company from 2008-2010, and prior to that held several analyst positions for The Dow Chemical Company. Ms. Frisch holds a B.S. degree in international business management from University of Maryland University College, Schwaebisch Gmuend/Germany.
Han Hendriks, Senior Vice President, Chief Technology Officer.   Mr. Hendriks, age 57, was appointed as Chief Technology Officer in October 2022. In his role, Hendriks leads the development of differentiated technology and innovation across the organization. Prior to joining Trinseo, Mr. Hendriks was Chief Technology Officer at Yanfeng, one of the world’s leading automotive suppliers, headquartered in Shanghai. Mr. Hendriks was responsible for the company’s technology and “smart cabin” vision and strategy, as well as portfolio management, and led the design and development of new products from research to market launch. Prior to Yanfeng, Mr. Hendriks worked for Johnson Controls, holding multiple roles of increasing responsibility. Mr. Hendriks holds a Bachelor of Fine Arts in Architectural Design from the Academy of Fine Arts in Maastricht and an MBA from the University of Westminster, London, and he successfully completed a post-graduate Industrial Design program at the Università Internazionale Dell ‘Arte in Florence.
Nicolas Joly, Senior Vice President, Styrenics.   Mr. Joly, age 45, was named Vice President of Plastics & Feedstocks in May 2020. Mr. Joly began at Trinseo in 2010 and has most recently served as Trinseo’s Global Director of Polystyrene & Feedstocks since 2017, after serving as Trinseo’s Integrated Business Services Director for Europe, Middle East, and Africa region since 2015. In 2012, Mr. Joly was named Product Manager for Polycarbonate Compounds and Blends, before moving on to become Global Product Director for Polycarbonate in 2013. He previously worked at The Dow Chemical Company in 2002 where he held a series of sales and marketing roles in Plastics. He began his career at Procter & Gamble in 2001. Mr. Joly holds a Master of Science in Chemical Engineering from CPE Lyon.
Andre Lanning, Senior Vice President and Chief Commercial Officer.   Mr. Lanning, age 57, was named the Company’s Senior Vice President and Chief Commercial Officer in February 2022. Prior to being named CCO, Mr. Lanning served as Senior Vice President of

23       2023 Proxy Statement

Our Company’s Executive Officers
Strategy, Corporate Development & Marketing Communication from May 2020. Previously, Lanning served as Global Business Director for Trinseo’s Synthetic Rubber Business. Mr. Lanning brings thirty years of chemical industry experience to Trinseo, joining the business from Advanced Refining Technologies (ART), where he served as Managing Director/CEO of ART Hydroprocessing; a joint venture between WR Grace and Chevron, based in the United States. Throughout his career, Lanning has held several senior business leadership roles, including in the Pulp & Paper, Fertilizer, and Refining Catalyst sectors. Mr. Lanning holds a Master of Science in Chemical Engineering from the University of Twente, The Netherlands, and a Master of Business Administration from TSM Business School.
James Ni, Senior Vice President, Latex Binders.    Mr. Ni, age 53, has served as Senior Vice President, Latex Binders since September 2020 and had previously served as Asia Pacific (APAC) Business Director, Latex Binders since 2012. Mr. Ni remains Managing Director, APAC, a position in which he provides leadership across the region in driving critical priorities and growth projects. Mr. Ni joined Trinseo as Commercial Director of Trinseo Latex in 2010, and was promoted to Business Director, APAC, in 2012. Prior to joining Trinseo, he worked as Sales Director of Emulsion Polymers at Dow Chemical (China) Co., Ltd. since 1995. During his 15-year tenure there, Mr. Ni was promoted several times and acquired extensive knowledge and experience in resin, polymers and latex business both in China and in the US. Mr. Ni holds a Master of Business Administration (MBA) from Central Michigan University, Graduate School of Business, and a Bachelor of Science in Mechanical Engineering from Shanghai Jiao Tong University.
Francesca Reverberi, Senior Vice President and Chief Sustainability Officer.   Ms. Reverberi, age 51, was named Senior Vice President and Chief Sustainability Officer in September 2021. Previously, Ms. Reverberi served as Senior Vice President, Engineered Materials & Synthetic Rubber, with responsibility for the Automotive, Consumer Electronics, Medical, Sheet & Extrusion, and Building & Construction plastics markets as well as the global synthetic rubber business. Ms. Reverberi also served as Global Business Director of Performance Plastics, Business Director of Basic Plastics and prior to that, Global Business Director for Synthetic Rubber. Ms. Reverberi joined Trinseo following the Company’s carve-out from The Dow Chemical Company in June 2011. During her time at Dow, Ms. Reverberi served as Product Director for Emulsion Polymers, Europe and the Americas, as well as Commercial Manager in Dow Hydrocarbons Aromatics and Derivatives in Europe, including responsibilities for the C4’s business and held several positions in other specialty businesses such as Water Solutions and Chelants. Ms. Reverberi holds a Bachelor and Master of Science in Chemical Engineering from Politecnico di Milano and a Master of Business Administration from SDA Bocconi.
Rainer Schewe, Senior Vice President—Supply Chain Services.   Schewe, age 59, joined the Company in April 2020 as Vice President—Supply Chain Services. Prior to joining Trinseo, Mr. Schewe served as Executive Vice President and Chief Supply Chain Officer for A. Schulman, Inc. (now LyondellBasell Industries). Prior to this role, he served as Vice President and Business Unit Director for Schulman’s Custom Performance Colors business in EMEA. Mr. Schewe holds a degree as a State-Certified Engineer in Chemical Engineering from Fresenius Akademie Wiesbaden in Germany, and an Apprenticeship as a Chemical Laboratory Technician from RWTH Aachen in Germany.
Bernard M. Skeete, Vice President, Chief Accounting Officer and Global Controller.   Mr. Skeete, age 50, joined Trinseo in October 2016 as Chief Audit Executive with responsibility for the Company’s internal audit and enterprise risk management functions. Previously, Mr. Skeete served as Executive Director of Financial Operations at Comcast Cable from April 2015 to October 2016. Prior to joining Comcast, Mr. Skeete held various positions in corporate audit, controllers and financial planning and analysis with the Campbell Soup Company, with his last position being a Senior Manager of Financial Planning & Analysis for Supply Chain. Mr. Skeete began his career at PricewaterhouseCoopers, where he practiced for over eleven years, most recently as Senior Manager of Assurance & Business Advisory Services. Mr. Skeete holds a bachelor’s degree in accounting from St. Joseph’s University and is a Certified Public Accountant and Chartered Global Management Accountant.
Timothy J. Thomas, Senior Vice President, Manufacturing and Operations Excellence.   Mr. Thomas, age 56, has been with the Company since its inception and has previously held positions of increasing responsibility related to the Company’s manufacturing operations, including Global Business Manufacturing Leader—Latex and Operations Director—Performance Materials. In October 2019, Mr. Thomas was named Vice President—Manufacturing and Operational Excellence. Prior to joining Trinseo, Mr. Thomas served in various roles at The Dow Chemical Company, most recently as Business Manufacturing leader for Latex Binders. Mr. Thomas holds a bachelor’s degree in Chemical Engineering from Youngstown State University.
Bregje Roseboom-Van Kessel, Senior Vice President, Plastics Solutions.   Ms. van Kessel, age 46, was appointed Senior Vice President, Base Plastics in November 2022 and is responsible for all commercial activities for the Base Plastics business. Ms. van Kessel joined Trinseo in 2018 and previously served as Senior Director, Global Business Finance, where she led the business finance organization for all of Trinseo’s external reporting segments. Ms. van Kessel brings over 20 years of experience in business finance and change management and has held key financial leadership roles supporting global sales and marketing, supply chain, R&D and brand development for global markets. Ms. van Kessel holds a master’s degree in medicine and an executive MBA in finance and control from Maastricht University. She is a registered controller and a member of the Chartered Institute of Management Accountants.

2023 Proxy Statement      24

Our Company’s Executive Officers
Diversity of Executive Officers
Similar to our Board diversity, the Company believes a broad range of backgrounds and personal experience help the Company operate, strategize and solve problems more effectively. We believe our executive officers reflect this diversity of viewpoints and backgrounds. Four of our executive officers are women, two self-identify as a member of an underrepresented minority group, and eight are non-U.S. citizens.

Charts do not include our CEO and President, Frank Bozich, who is reflected in the Board diversity discussion.

25       2023 Proxy Statement

Transactions with Related Persons
Transactions with Related Persons
Certain Relationships and Related Transactions

Our Conflict of Interest Policy is designed to help our directors, executive officers, and employees address situations that may involve a conflict of interest, which may include related party transactions. These include situations in which an individual’s personal interests are in conflict with the interests of the Company; situations in which an individual or family member receives personal benefits as a result of his or her position with the Company; and situations that may otherwise cast doubt on his or her ability to act objectively with or on behalf of the Company. The Company annually surveys our executive officers and directors regarding potential conflicts of interest. If such conflicts are reported or found, the Legal Department and/or our Chief Compliance Officer will seek to mitigate or eliminate such potential or actual conflicts of interest.
Our audit committee charter requires that the audit committee review and approve all related party transactions. The Company also has a written Related Party Transactions Policy. When related party transactions between us and our officers, directors and principal shareholders and their affiliates, are approved by the audit committee, it does so with the understanding that the terms of such transaction are no less favorable to us than those that we could obtain from unaffiliated third parties.

2023 Proxy Statement      26

Stock Ownership Information
Stock Ownership Information
The following table sets forth information regarding the beneficial ownership of our ordinary shares, nominal value $0.01, as of March 31, 2023 by:
•
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our ordinary shares;

•
each of our named executive officers, directors and director nominees; and

•
all of our directors, director nominees and executive officers as a group.

As of March 31, 2023, we had 35,141,405 ordinary shares outstanding (excluding treasury shares), all of which were held by public investors (including certain of our directors and executive officers), the details of which are reflected in the table below.
Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer or beneficial owner of more than 5% of our ordinary shares. We have determined beneficial ownership in accordance with SEC rules. These rules generally attribute beneficial ownership of shares to persons who possess sole or shared voting or investment power with respect to such shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of ordinary shares deemed outstanding includes shares issuable upon exercise of options held by the respective person or group which may be exercised within 60 days after March 31, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person or entity, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity.
The inclusion in the following table does not constitute an admission that the named shareholder is a direct or indirect beneficial owner. Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each shareholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse.
Name	Total Number of Shares Beneficially Owned	Percent of Class (1)	Of Number of Shares Beneficially Owned, Shares which May be Acquired within 60 Days (2)
M&G Investment Management Limited (3)	7,625,044	21.7%	—
BlackRock, Inc. (4)	5,811,878	16.5%	—
Frank A. Bozich	243,777	*	144,105
David Stasse	87,813	*	45,840
Angelo N. Chaclas	102,308	*	69,152
Andre Lanning	15,894	*	12,289
Paula Cooney	3,993	*	2,644
Joseph Alvarado	13,512	*	—
Victoria Brifo	1,175	*	—
Jeffrey J. Cote	26,934	*	—
Pierre-Marie De Leener	8,920	*	—
Jeanmarie Desmond	5,332	*	—
Matthew Farrell	18,175	*	—
K’Lynne Johnson	9,952	*	—
Sandra Beach Lin	6,116	*	—
Philip R. Martens	7,117	*	—
Donald T. Misheff	17,370	*	—
Henri Steinmetz	26,199	*	—
Mark Tomkins	8,902	*	—
All Directors, Nominees and Executive Officers as a Group (27 persons) (5)	762,238	2.5%	391,363

*
Indicates less than one percent.

(1)
The ownership percentages set forth in this column are based on the Company’s outstanding ordinary shares (excluding treasury shares) as of March 31, 2023 and assume that each of the beneficial owners continued to own the number of shares reflected in the table on such date.

(2)
Includes options to purchase ordinary shares which have vested or will vest within 60 days of March 31, 2023.

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Stock Ownership Information
(3)
On August 12, 2022 M&G Investment Management Limited (“M&G”) filed a Schedule 13D with the SEC reporting beneficial ownership of 7,625,044 of our ordinary shares, with sole voting power and sole dispositive power over such shares. In a Form 4 filed by M&G dated March 11, 2022, M&G reported beneficial ownership of 7,628,044 shares, which number is used in the table. The address of M&G is 10 Fenchurch Avenue, London, UK EC3M 5AG.

(4)
On January 23, 2023, BlackRock, Inc. filed a Schedule 13G/A with the SEC reporting beneficial ownership of 5,811,878 of our ordinary shares as of December 31, 2022 with sole voting power over 5,744,384 shares and sole dispositive power over 5,811,878 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(5)
Includes 6,808 restricted stock units that will vest and 384,555 options to purchase ordinary shares which have vested, or will vest, within 60 days of March 31, 2023.

2023 Proxy Statement      28

Securities Authorized for Issuance under Equity Compensation Plans / Delinquent Section 16(a) Reports
Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth certain information as of December 31, 2022 with respect to compensation plans under which ordinary shares of the Company may be issued.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,086,885 (1)	51.99 (2)	1,657,226
Equity compensation plans not approved by securityholders	—	—	—
Total	2,086,885	51.99	1,657,226

(1)
Includes 573,862 restricted stock units, 183,340 performance award stock units, and 1,329,683 options to purchase shares that have been granted under the approved Trinseo PLC Amended & Restated 2014 Omnibus Incentive Plan and remain outstanding as of December 31, 2022. The restricted stock units and performance stock units will result in the issuance of shares immediately upon vesting, with the vesting of performance stock units subject to the Company’s attainment of pre-established performance goals. The options to purchase shares will result in the issuance of shares upon exercise.

(2)
Represents the weighted-average exercise price of the above-mentioned options to purchase shares only. The Company’s performance award stock units and restricted stock units do not have associated exercise prices.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on a Form 3 and reports of changes in ownership on a Form 4 or a Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Under SEC rules, certain forms of indirect ownership and ownership of company stock by certain family members are covered by these reporting requirements. When requested, we assist our executive officers and directors in preparing initial ownership reports and reporting ownership changes and will file these reports on their behalf. Based solely on a review of the copies of such forms in our possession, and on written representations from our current directors and executive officers, we believe that all of our executive officers and directors filed the required reports on a timely basis under Section 16(a) during 2022, with the exception of a late Form 4 filed by Paula Cooney on December 12, 2022 to report shares withheld for taxes on November 29, 2022.

29       2023 Proxy Statement

Proposal 2
Proposal 2—Advisory Vote on Named Executive Officer Compensation
The Compensation Discussion and Analysis of this Proxy Statement, which immediately follows this proposal, describes our executive compensation program and the compensation of our named executive officers for fiscal 2022. The Board is asking shareholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting FOR the following resolution:
“RESOLVED, that the shareholders of Trinseo PLC APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
As described in detail in the Compensation Discussion and Analysis, we have a total compensation approach focused on performance-based incentive compensation that seeks to:
•
Attract and retain industry-leading talent

•
Link compensation actually paid to achievement of our financial, operating and strategic goals;

•
Reward individual performance and contribution to our success; and

•
Use performance measures, including financial and non-financial goals that align our named executive officers’ interests with those of our shareholders.

We believe Trinseo’s executive compensation program employs positive governance practices and offer substantial levels of at-risk compensation to meaningfully align shareholder interests with those of our named executive officers.
The Board is asking shareholders to support this proposal, as it does annually. Although the vote we are asking you to cast is non-binding, the compensation committee and the Board value the views of our shareholders as expressed in their votes. The Board and the compensation committee will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

2023 Proxy Statement      30

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This compensation discussion and analysis (CD&A) section is intended to provide information about our 2022 compensation objectives and programs for our named executive officers, listed below (together, our “NEOs”).
Name	Position
Frank A. Bozich	President and Chief Executive Officer
David Stasse	Executive Vice President and Chief Financial Officer
Angelo N. Chaclas	Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary
Andre Lanning	Senior Vice President and Chief Commercial Officer
Paula Cooney	Senior Vice President and Chief Human Resources Officer
This CD&A is divided into the following sections:
•
Executive Summary

•
Compensation Philosophy and Design

•
How We Make Compensation Decisions

•
2022 Compensation Structure & Performance

•
Other Compensation and Tax Matters

Executive Summary

Business Performance
Our 2022 results reflected the challenging operating conditions we faced, including historically high energy prices, particularly in Europe, rapid rise in interest rates in an inflationary environment, geopolitical uncertainty including war in Ukraine and COVID-19 lockdowns in China, as well as fluctuations in raw material prices. These headwinds led to weaker demand and significant customer destocking during the second half of the year, as well as our decision to pause the proposed sale of our styrenics business due to deterioration of financing markets and the economic uncertainty created by the war in Ukraine, which impeded our ability to obtain full value for the styrenics business. Despite these headwinds, we finished the year with positive cash flow and $250 million in available liquidity under two undrawn, committed financing facilities and we also continued to return cash and value to our shareholders through dividends and share repurchases. Highlights for the year ended December 31, 2022:
•
Paid quarterly dividends of $0.32 per share, totaling approximately $46.4 million.

•
Repurchased approximately 3,100,000 of our ordinary shares in open-market purchases for an aggregate purchase price of approximately $150 million.

•
Implemented an asset restructuring plan designed to reduce costs, improve profitability, reduce exposure to cyclical markets and elevated natural gas prices, and address market overcapacity, through closure of certain underperforming or uncompetitive plants and product lines, which steps are expected to be completed by the end of 2024, and initiated other actions to preserve cash through reductions in capital spending, operating expenses and working capital.

•
Acquired Heathland B.V., a leading collector and recycler of post-consumer and post-industrial plastic wastes in Europe, to improve progress toward enhancing our footprint as a sustainable solutions provider.

Shareholder Approval of Executive Compensation
In 2022, the compensation of our named executive officers was approved by shareholders with approximately 98% of votes cast in favor. Based on this shareholder support of our executive compensation programs, we and the compensation committee believe our compensation program and practices are well aligned with our shareholders’ wishes. Our Board members, investor relations and legal function periodically engage with shareholders regarding the structure of our executive compensation programs and corporate governance, and we believe the continued strong shareholder support of our say-on-pay proposals indicates our practices accurately represent the desires of our shareholders. We consider insights obtained through shareholder engagement and the results of our annual advisory say-on-pay proposal to be critical components to the compensation committee’s design and oversight of the Company’s executive compensation programs.
During fiscal 2022, the compensation committee of the Board reviewed our executive compensation peer group and concluded our peer group adequately aligned our executive officers’ pay opportunities with our compensation philosophy. The compensation committee also approved performance metrics for incentive pay that, consistent with prior years, were designed to correlate with the way we

31       2023 Proxy Statement

Compensation Discussion and Analysis
evaluate our operational results and reflect measures of performance that drive returns for our stockholders. We will continue to evaluate opportunities to enhance our compensation programs to attract top talent and provide further alignment with the interests of our shareholders.
Compensation Philosophy and Design
Overview
Our executive compensation policies and programs are designed to attract, retain and motivate key executives through competitive and cost-effective programs that reinforce executive accountability and reward the achievement of business and individual results. Executive compensation consists of four main elements: (1) base salary, (2) annual cash incentive awards, (3) long-term incentive compensation, and (4) retirement savings and benefit programs. The relative weighting of each element is aligned with our philosophy of linking pay to performance. A substantial percentage of our executives’ compensation is provided in the form of performance-based variable compensation with a greater emphasis on variable components for our senior executives. Annual cash awards are directly linked to corporate results and short-term performance measures, including financial and non-financial goals. Our equity incentive awards align our executives’ interests with those of our shareholders and our long-term business objectives. Executive retirement and benefits programs are generally consistent with the broader employee programs offered in the country where an executive primarily provides services to the Company. We provide limited perquisites to our executives and senior management, and such perquisites are only provided to the extent that they reflect particular business needs and objectives.
We strive to provide our NEOs with a compensation package that is market competitive within our industry and recognizes and rewards superior individual and Company performance.
Compensation Mix
The charts below show the 2022 target mix of compensation between salary and short- and long-term incentive compensation for Mr. Bozich, and for our other NEOs as a group. Long-term incentive compensation remains the largest component of our NEOs’ compensation in order to incentivize long-term value creation and to provide continued alignment between the interests of our NEOs and shareholders.

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Compensation Discussion and Analysis
Maintaining Best Practices Regarding Executive Compensation
Our compensation committee intends to compensate our NEOs in a manner that is consistent with the objectives and design principles outlined above. We have adopted the following compensation practices, which are intended to promote strong corporate governance and alignment with shareholder’s interests:
Compensation Committee Practices
Clawback and Recoupment Policies
We have the right to claw back incentive-based compensation to the extent it was awarded on the achievement of financial results subject to an accounting restatement that should have resulted in the executive receiving a lower amount of compensation had our financial results been properly reported. The Board can recoup this compensation by requiring the reimbursement of compensation previously paid, cancelling outstanding vested or unvested equity awards, or taking any other action permitted by law.
Our equity award agreements also provide for the reimbursement of all or part of any annual incentive compensation if there is a breach by the executive of his or her award agreement or any non-competition, non-solicitation, confidentiality or similar covenant or agreement with us or an overpayment of incentive compensation due to inaccurate financial data.

Share Ownership Guidelines
The compensation committee has adopted share ownership guidelines equal to (i) six times base salary for the CEO, and (ii) two times base salary for our other NEOs. The guideline must be achieved by 5 years from the date of hire for newly hired executives. Due to a decline in stock price, Mr. Chaclas was not in compliance with the share ownership guidelines as of December 31, 2022. All other executives to whom the share ownership guidelines apply were in compliance at year-end.
Under our stock ownership guidelines, a failure to meet the guidelines due to a decline in stock price is not deemed a breach if the employee met the guidelines in the prior year. Until the ownership requirement is met, the executive must retain as a holding requirement: (i) 50% of the shares issued after vesting and settlement of restricted stock units (“RSUs”) (net of all applicable taxes), (ii) 50% of the shares issued following the exercise of a stock option (after satisfaction of the option exercise price and net of applicable taxes), and (iii) 50% of the shares issued after vesting and settlement of performance stock units (“PSUs”) (net of all applicable taxes).

Mitigate Undue Risk and Risk Assessment	The compensation committee regularly assesses whether our compensation programs and arrangements for our employees encourage excessive risk-taking. We mitigate undue risk in our compensation program by instituting strong governance policies such as capping potential payments, utilizing multiple performance metrics, striking a balance between short- and long-term incentives and adopting share ownership requirements.
Compensation at Risk	We grant a high percentage of at-risk compensation to our executive officers. We believe this is essential to creating a culture of pay-for-performance.
Double-Trigger Change-in-Control Provisions	Our executive officers only receive change-in-control benefits under their equity awards or their employment agreements if their employment is also terminated without cause (or by the executive for good reason) within a specified period following a change in control.
No 280G Gross-Up Provisions	The compensation committee does not permit 280G gross-up provisions in the Company’s executive employment agreements and amendments.
Anti-Hedging and Pledging Policy	We prohibit our directors, executive officers, and all employees from hedging or pledging the Company’s securities.
Independent Compensation Consultant	The compensation committee retains and annually reviews the independence of its compensation consultant.

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Compensation Discussion and Analysis
How We Make Compensation Decisions

Our compensation committee is responsible for, among other matters: (1) reviewing key executive compensation goals, policies, plans and programs; (2) reviewing the compensation of our executive officers; (3) reviewing and approving employment agreements and other similar arrangements between the Company and our executive officers; and (4) administering our equity-based plans and other incentive compensation plans.
Our Chief Executive Officer and President reviews annually each NEO’s performance (other than his own) and recommends to the compensation committee appropriate base salary, annual cash incentive awards and long-term equity incentive awards (to the extent applicable with respect to a particular year) for these NEOs. Based upon the recommendations of our Chief Executive Officer and President, and after considering the objectives of our executive compensation program, as described above, as well as the factors described below under “Use of Benchmarking Comparison Data”, the compensation committee approved the annual compensation packages of our executive officers. In 2022, the compensation committee also approved Mr. Bozich’s compensation, including his base salary, annual cash incentive award, long-term equity incentive awards. See “—Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table; Other Narrative Disclosure” for a description of each NEO’s employment agreement terms.
In making decisions with respect to any element of an NEO’s compensation, the compensation committee considered the total compensation that may be awarded to the executive, including salary, annual cash incentive awards and long-term incentive compensation. In addition, in reviewing and approving employment agreements for our NEOs, the compensation committee considered the other benefits to which the officer is entitled by the agreement, including compensation payable upon termination of the executive’s employment under a variety of circumstances. Our goal is to award compensation that is competitive to attract and retain highly qualified leaders and that motivates them to drive strong business performance. We believe that our compensation programs align executive and shareholder interests, while allowing compensation to vary based on each executive’s individual contributions to the Company and to the Company’s overall performance.
Use of Independent Compensation Consultant
The compensation committee has retained Willis Towers Watson as its independent compensation consultant. Willis Towers Watson provides the compensation committee with advice on a broad range of executive compensation matters. The scope of their services includes, but is not limited to, the following:
•
Apprising the compensation committee of compensation-related trends and developments in the marketplace;

•
Informing the compensation committee of regulatory developments relating to executive compensation practices;

•
Providing the compensation committee with an assessment of the market competitiveness of the Company’s executive compensation;

•
Assessing the composition of the peer companies used for comparative purposes;

•
Assessing the executive compensation structure to confirm that no design elements encourage excessive risk taking; and

•
Identifying potential changes to the executive compensation program to maintain competitiveness and ensure consistency with business strategies, good governance practices and alignment with shareholder interests.

During fiscal 2022, Willis Towers Watson attended all but one of the regularly scheduled meetings of the compensation committee.
In addition to providing the compensation committee with these executive compensation consulting services in 2022 for which it received aggregate fees of $265,000, Willis Towers Watson also provided the Company with the following additional services for which it received fees totaling $1.04 million: support with the proposed styrenics divestiture, including retirement plan valuations; support for the Company’s asset restructuring initiatives, including special event retirement plan accounting; international actuarial support for pension plans; actuarial support for U.S. benefits; and health and benefits brokering services. Before Willis Towers Watson undertook any compensation support work for the Company’s management, the compensation committee was consulted and approved the scope of work.
The compensation committee actively considered the range of the additional services that Willis Towers Watson was already providing to the Company when it made the decision to retain Willis Towers Watson as its independent compensation consultant in 2022. The compensation committee assessed the independence of Willis Towers Watson pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Willis Towers Watson from independently representing the compensation committee.
Use of Benchmarking Comparison Data
The compensation committee selects a peer group of companies, with assistance from Willis Towers Watson, for use in making compensation decisions with respect to the total mix and amount of compensation. This peer group consists of companies in the chemical and chemical-related industries, as well as companies in the container and packaging and the paper packaging industries. The compensation committee reviewed various market-based metrics of the peer group that it deemed appropriate, which included enterprise value, revenue, market capitalization, and EBITDA margins, to establish compensation benchmarks.

2023 Proxy Statement      34

Compensation Discussion and Analysis
The compensation committee may annually review the companies included in our peer group and may add or eliminate companies as it determines is appropriate. For 2022, the compensation committee maintained the same peer group as the previous year, but removed two companies which were no longer publicly traded. The peer group selected for making fiscal 2022 compensation decisions consisted of the following 18 companies:
Ashland Global Holdings Inc.	H.B. Fuller Company	RPM International Inc.
Avient Corporation	Kraton Corporation	Silgan Holdings Inc.
Cabot Corporation	Methanex Corporation	Stepan Company
Element Solutions Inc	Minerals Technologies Inc.	Tronox Holdings plc
Graphic Packaging Holding Company	NewMarket Corporation	Valvoline Inc.
Greif, Inc.	Olin Corporation	Venator Materials PLC
Additionally, the compensation committee reviewed data from Willis Towers Watson to supplement data from the peer group. This data allowed the compensation committee to obtain a broader understanding of market compensation levels.
2022 Compensation Structure & Performance

The principal components of our executive compensation program include both short-term and long-term compensation. Short-term compensation consists of an executive’s annual base salary and annual cash incentive award. Long-term compensation generally includes grants of share-based incentives as determined by the compensation committee. Certain elements of compensation of our NEOs were determined through direct negotiation with the executives at the time of their hiring.
Base Salary
Setting appropriate levels of base pay allows us to attract and retain an executive leadership team that will continue to meet our commitments to customers, sustain profitable growth and create value for our shareholders. The base salaries for our NEOs are determined based on the scope of their responsibilities and our compensation committee members’ collective knowledge of competitive compensation levels, as well as competitive compensation benchmarking data from Willis Towers Watson based on our peer group and survey data. Base salaries are reviewed annually by the compensation committee and adjusted from time to time to reflect individual responsibilities, performance and experience, as well as market compensation levels.
In 2022 the compensation committee approved salary increases to certain of our NEO’s base salaries. Messrs. Bozich, Stasse, Chaclas and Lanning were granted an increase to their base salaries of 2.4%, 5.8%, 5.4% and 4.4%, respectively, for 2022. Under the terms of her employment agreement, dated October 15, 2021, Ms. Cooney’s base salary was $500,000 for 2022.
Annual Cash Incentive Plan
Our annual cash incentive plan (“ACI Plan”) is designed to create a pay for performance culture by aligning the compensation program to the achievement of our strategic and business objectives and with shareholder interests. Our business objectives are to: (1) provide a safe working environment by meeting or exceeding our metrics for injuries, loss of primary containment, and process safety incidents, and demonstrating progress on Sustainability goals; (2) generate strong free cash flow and Adjusted EBITDA results relative to our industry; (3) implement Trinseo’s strategy to transform into a materials-enabled solutions provider; (4) promote Company culture, talent development, recruitment and retention. The actual amount that will be paid in respect of an ACI Plan award is based on a combination of the achievement of Company performance goals as well as individual performance. The performance goals and metrics are reviewed and approved by the compensation committee at the beginning of the year. At the end of the year, the amount paid to each NEO is based on the achievement of the Company performance goals and an assessment of the executive’s overall performance.
For 2022, the ACI Plan was designed to align our executives’ compensation with the Company’s business plan and priorities for the year, and reward performance based on the following three components:
•
Financial Performance: measured by Company Adjusted EBITDA, adjusted as described below;

•
Responsible Care®: Injuries, Spills and Process Safety Incidents; and

•
Individual Goals: Performance against defined business/functional and individual goals.

We believe that Adjusted EBITDA is a key measure of our financial performance, removing the impacts of our capital structure (such as interest expense), asset base (such as depreciation and amortization) and tax structure as well as other non-recurring items. Therefore, for purposes of the annual cash incentive plan, we define Adjusted EBITDA, which is considered a non-GAAP measure, as net income (loss) from continuing operations before interest expense, net provision for income taxes; depreciation and amortization expense; loss on extinguishment of long-term debt; asset impairment charges; gains or losses on the disposition of businesses and assets, restructuring charges; acquisition related costs and benefits, and other items. Our Adjusted EBITDA performance target metric for the 2022 ACI Plan awards was set consistent to our 2022 business plan that was approved by the Board, but is adjusted to exclude results

35       2023 Proxy Statement

Compensation Discussion and Analysis
from the Company’s American Styrenics segment and its Feedstocks segment, and to exclude the impacts of raw material timing. As in prior years, we exclude the earnings of our Americas Styrenics segment because as a joint venture the Company does not have direct control of its day-to-day operations. Additionally, we also exclude the earnings of our Feedstocks segment and the impacts of raw material timing because market volatility within this segment and timing impacts are generally outside of our executives’ control but can have a significant positive or negative impact on the Company’s financial performance. In 2022, our results reflected the challenging operating conditions including historically high energy prices, rapid rise in interest rates, geopolitical uncertainty, and raw material price volatility, which led to weaker demand and significant customer destocking during the second half of the year. Despite these headwinds, we finished the year with positive cash flow and $250 million in available liquidity under two undrawn, committed financing facilities and we also continued to return cash and value to our shareholders through $46 million in dividend payments and $150 million in share repurchases. We also implemented an asset restructuring plan designed to reduce costs and improve profitability through closure of certain underperforming or uncompetitive plants and product lines. These headwinds impacted the Company’s Adjusted EBITDA results in comparison to our business plan expectations.
See “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Performance Measures” of our Annual Report on Form 10-K for the year ended December 31, 2022 for more information on our approach to calculating Adjusted EBITDA and a reconciliation to the comparable GAAP measure.
Industry-leading environmental, health and safety metrics, as well as individual performance, are important measures for establishing performance objectives and measuring the performance of our NEOs. We are a Responsible Care® company and our environmental, health and safety policy states that protecting people and the environment is part of everything we do and every decision we make. Each employee has a responsibility to ensure that our products and operations meet applicable government and Company standards.
As in previous years, the 2022 ACI Plan includes three key environment, health and safety metrics that we track for our Company—Recordable Injuries as defined by OSHA, Process Safety Incidents as defined by the American Chemistry Council, and Loss of Primary Containment, which defines a containment as any physical device used to contain a chemical or plastic resin as part of our manufacturing processes. Incentive payouts with respect to these metrics are determined based on our achievement rating for Responsible Care® performance and in accordance with the threshold, target and maximum levels set forth in the table below.
In addition, each NEO had individual performance goals that included, depending on the NEO: corporate Adjusted EBITDA; Free Cash Flow; capital spending; margins and profitability; strategic transformation; corporate development projects and integrations; organizational effectiveness; safety and sustainability; human capital management; and budget oversight. The results achieved against each of these individual goals were assessed by the CEO or the compensation committee and a percentage rating was assigned to each NEO.
The table below shows the weight and targets of the component metrics, along with the payout opportunity for the ACI Plan.
Performance Goal	Weight of Metric in ACI Plan (%)	Threshold Target	100% Performance Target	Exceeds Target
1. Financial Performance
2022 Adjusted EBITDA Target (Per 2022 Business Plan)	60%	$530M	$663M	$796M
2. Responsible Care®
Recordable Injuries*	5%	11	8	5
Loss of Primary Containment*	5%	8	8	5
Process Safety Incidents*	5%	2	1	0
Responsible Care® Sub-total	15%
3. Individual Goals	25%
Total Opportunity at Target	100%
Maximum Opportunity	200%

*
Metrics represent incident count.

The Company’s financial performance metric was based on an Adjusted EBITDA target of $663 million and threshold Adjusted EBITDA target of $530 million. The actual year-end Adjusted EBITDA for purposes of the 2022 ACI Plan was $279 million, which represents the Company’s year-end Adjusted EBITDA of $312 million excluding $102 million in earnings from our joint ventures and $76 million in losses from our Feedstocks segment, and excluding the impact of $7 million of favorable raw material timing, as described above. Based on our 2022 audited financial results, our compensation committee determined that our financial performance component resulted in no payout of the Adjusted EBITDA component of the ACI Plan, as set forth in the table below. All payout values in this table are shown as a percentage of target.

	Performance Target (100%)	Actual Result	Payout as % of Target	Payout as % of Total Target Bonus
Financial Performance (Adjusted EBITDA)	$663M	$279M	0%	0%

2023 Proxy Statement      36

Compensation Discussion and Analysis
Our achievement rating for the Responsible Care® portion of the bonus qualified each NEO for 166.67% of the Responsible Care® component of the ACI Plan, as set forth below. All payout values in this table are shown as a percentage of target.

	Performance Target (100%)	Actual Result	Payout as % of Target	Payout as % of Total Target Bonus
Responsible Care®
Recordable Injuries*	8	8	100%	5%
Loss of Primary Containment*	8	5	200%	10%
Process Safety Incidents*	2	0	200%	10%
Responsible Care® Total			166.67%	25.0%

*
Metrics represent incident count.

The table below shows the contribution of each performance metric under our ACI Plan to the actual bonus award earned by our NEOs. All values in this table are shown as a percentage of target.

NEO	EBITDA (60%)	Responsible Care (15%)	Individual Goals (25%)	Actual Payout as a % of Target
Frank A. Bozich	0%	166.67%	90.5%	47.6%
David Stasse	0%	166.67%	100%	50%
Angelo N. Chaclas	0%	166.67%	100%	50%
Andre Lanning	0%	166.67%	85%	46.25%
Paula Cooney	0%	166.67%	100%	50%
During 2022, the target bonus for each NEO under the ACI Plan was based on a percentage of base salary. The table below shows the 2022 target annual incentive award for each NEO and the actual award payable, based on Company performance metrics and individual performance goals.

NEO	Target Payout as % of Base Salary	Target Payout Amount	Actual Payout as a % of Target	Actual Payout Amount
Frank A. Bozich	130%	$1,365,000	47.6%	$650,000
David Stasse	75%	$412,500	50%	$206,250
Angelo N. Chaclas	75%	$363,750	50%	$181,875
Andre Lanning (1)	58.4% (2)	$293,861	46.3%	$135,911
Paula Cooney	60%	$300,000	50%	$150,000

(1)
Mr. Lanning’s compensation is payable in CHF and was converted using the foreign exchange rate of US$1.0486 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2022.

(2)
Mr. Lanning’s ACI Plan Target Payout was increased from 50% of base salary to 60% of base salary, beginning in March 2022.

Long-Term Equity Incentive Compensation
Our compensation committee approved equity grants to certain key employees, including the NEOs, which were awarded in February 2022 under the Company’s Amended & Restated 2014 Omnibus Incentive Plan (the “Equity Plan”). Each of our NEOs received an equity award comprised of three types of awards: options to purchase our ordinary shares (30%), RSUs (30%), and PSUs (40%). The total award is based on a target percentage of their base salary, as shown in the table below. These awards are subject to time-based vesting conditions, with options vesting in three equal annual installments beginning on the first anniversary of the date of grant, RSUs vesting in full on the third anniversary of the date of grant and PSUs partially vesting on each of the first, second and third year anniversary of the date of grant, subject to the Company’s relative total shareholder return (“TSR”) performance. In each case, vesting is generally subject to the NEO’s continuous employment with us on the applicable vesting date.

37       2023 Proxy Statement

Compensation Discussion and Analysis
NEO	LTI Target %	LTI Target Amount
Frank A. Bozich	380%	$3,990,000
David Stasse	200%	$1,100,000
Angelo N. Chaclas	150%	$727,500
Andre Lanning (1)	140%	$689,979
Paula Cooney	120%	$600,000

(1)
Mr. Lanning’s compensation is payable in CHF and was converted using the foreign exchange rate of US$1.0486 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2022.

Since 2017 the Board has granted PSUs as part of each NEO’s target equity compensation package to increase the percentage of at-risk, long-term incentive-based compensation. We believe the use of PSUs, in a higher concentration of equity compensation as compared to the RSU and stock option components, provides greater alignment between our executive compensation program and the creation of shareholder value through the Company’s long-term strategic initiatives. In addition, our Board considers the stock options to be performance-based because a stock option will only have value to the extent that our stock price increases after the date the stock option is granted.
PSUs granted in 2022 vest during four performance periods, consisting of three one-year performance periods and one three-year performance period, which are each measured independently. Subject to the executive’s continued employment during the full three-year performance period, vesting will be calculated during each performance period based on the Company’s relative TSR performance, assuming the reinvestment of dividends, against the performance of all chemical and basic materials companies in the S&P 600 Small Cap Index (the “Performance Peer Group”) during the fiscal year. PSUs which vest during each performance period will be delivered, in aggregate, following the third anniversary of the grant date (the “final vesting date”).
The number of 2022 PSUs that will vest during each performance period, based on the achievement of relative TSR performance goals, will be as follows:
	% of Award Eligible for Vesting	TSE Performance			Payout %
Metric		Threshold	Target	Maximum	Threshold	Target	Maximum
2022 – 2023 TSE TSR (relative to Performance Peer Group)	15%	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%
2023 – 2024 TSE TSR (relative to Performance Peer Group)	15%	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%
2024 – 2025 TSE TSR (relative to Performance Peer Group)	15%	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%
2022 – 2025 TSE TSR (relative to Performance Peer Group)	55%	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%

*
Vesting is interpolated between the 25th and 50th and between the 50th and 75th percentiles.

Regardless of the targets above, vesting for each performance period is capped at 100% of target if the Company’s TSR is negative for the performance period. Additionally, the total value of the shares delivered at the final vesting date is capped at three times the target shares multiplied by the grant date share price. Because we assume reinvestment of dividends, dividend equivalents accrue during the performance period. However, dividend equivalents will be paid only if the PSUs vest, and are based on the number of vested PSUs delivered on the final vesting date, since we do not believe the executives should receive the benefit of such dividend earnings if the performance criteria associated with the PSU award is not otherwise met.
The PSU awards granted to NEOs in 2020 partially met their TSR performance metrics during the performance period and therefore 69.4% of the target awards vested in 2023. Of the Company’s current NEOs, Messrs. Bozich, Stasse and Chaclas received shares upon vesting of these PSU awards.
Other Compensation Matters

Retirement Benefits
Our qualified U.S. savings plan (the “401(k) plan”) provides for (1) annual discretionary Company contributions and (2) employer matching contributions to be credited to participants’ accounts. The U.S.-based NEOs participate in this plan on the same basis as our other employees. We also maintain a non-qualified U.S. savings and deferral plan in which each of our U.S.-based NEOs may participate. This plan allows participants to defer a portion of their compensation on a pre-tax basis, with matching contributions from the Company

2023 Proxy Statement      38

Compensation Discussion and Analysis
that are payable at a future date based on the terms of the plan. Additionally, the plan provides for discretionary Company contributions in connection with earnings that are in excess of the limitations set forth in the 401(k) plan.
Our NEOs do not participate or have account balances in any qualified or non-qualified defined benefit pension plans sponsored by the Company, with the exception of Mr. Lanning, who participated in our Switzerland-based defined contribution retirement plan. Our NEOs do not participate in any supplemental employee retirement plan or have such a plan provided by their agreement.
Severance Benefits
Our NEOs are eligible for severance benefits under their employment agreements upon certain terminations of employment. The agreements provide each NEO, except Mr. Bozich, with severance benefits in an amount equal to 1.5 times the sum of the executive’s annual base salary and target bonus paid monthly over 18 months. Mr. Bozich’s employment agreement provides him with severance benefits, upon certain terminations of employment, in an amount equal to 2.0 times the sum of his annual base salary and target bonus paid monthly over 24 months.
We provide change-in-control severance benefits to certain executives, including our current NEOs. These change-in-control severance benefits are designed to minimize the distraction and uncertainty that could affect key management in the event we become involved in a transaction that could result in a change in control of the Company and to enable the executives to impartially evaluate such a transaction. These change-in-control benefits are structured with “double trigger” terms. Under the terms of these agreements, each NEO is entitled to a lump sum payment equal to 2.0 times the sum of the executive’s annual base salary and target bonus, and in the case of Mr. Bozich, 3.0 times the sum of his annual base salary and target bonus, if the NEO’s employment is terminated other than for “Cause” or if the NEO resigns for “good reason,” as defined in the agreements, within two years following a change in control of the Company. The compensation committee does not permit 280G gross-up provisions in its executive employment agreements or amendments.
Other Compensation
Each NEO is eligible to participate in our generally-available benefit plans, such as savings, medical, dental, group life, disability and accidental death and dismemberment insurance, in accordance with country practices. Additionally, the Company may offer certain perquisites to certain executives when appropriate or necessary to recruit or retain talented and qualified individuals. As a Company that operates worldwide, we often offer certain types of perquisites to our executives, such as payment of group life insurance premiums, or tuition payments for children or moving expenses to compensate executives who relocate. See the footnotes to the “Summary Compensation Table” and the “Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table; Other Narrative Disclosure” below for more details regarding the other compensation paid to our NEOs.
Anti-Hedging and Pledging Policy
The Board has adopted a policy prohibiting hedging transactions and disallowing pledging transactions subject to certain narrow exceptions. Pursuant to this policy, no officer, director or employee may engage in short sales, hedging or monetization transactions, such as zero-cost collars and forward sale contracts, puts, calls, or other derivative securities including options, warrants, convertible securities, stock appreciation rights or similar securities. This prohibition does not apply to exercise of Company stock options. Officers, directors and employees are also prohibited from maintaining Company securities in a margin account. No officer, director or employee of the Company may pledge Company securities as collateral for a loan without first showing financial capacity to repay the loan and obtaining preapproval from the Company’s Chief Compliance Officer.
Timing of Awards
We regularly award annual equity grants to our executive officers in February of each year, so as to provide a pre-set schedule for our equity grants that won’t be impacted by events external or internal to the Company. New hires may, depending on the timing of their hire, be eligible for a grant at the next board meeting following his or her hire.

39       2023 Proxy Statement

Compensation Discussion and Analysis
Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis section (the “CD&A”) required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the Board that the CD&A be included in this proxy statement on Schedule 14A.
THE COMPENSATION COMMITTEE
Joseph Alvarado, Chair
Victoria Brifo
Pierre-Marie De Leener
Matthew Farrell
K’Lynne Johnson
Philip R. Martens

2023 Proxy Statement      40

Executive Compensation
Executive Compensation
Summary Compensation Table

The following table sets forth information regarding the compensation paid to or earned by our NEOs for the years ended December 31, 2022, 2021 and 2020, as applicable. For additional information, please read the footnotes and narrative disclosures that follow the table.
Name and Principal Position	Year	Salary ($) (2)	Bonus ($) (3)	Stock Awards ($) (4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Changes in Pension Value and Non-qualified Deferred Compensation Earnings ($) (7) (8)	All Other Compensation ($) (9)	Total ($)
Frank Bozich President and Chief Executive Officer	2022	1,050,000	—	2,761,179	1,197,862	650,000	2,041	132,501	5,793,583
	2021	1,025,000	—	2,511,215	1,076,254	2,265,251	8	124,165	7,001,892
	2020	882,692	—	1,935,997	826,322	1,364,354	—	26,554	5,035,919
David Stasse Executive Vice President & Chief Financial Officer	2022	550,000	—	761,223	330,226	206,250	1,700	61,342	1,910,742
	2021	520,000	—	636,978	272,994	663,000	13	54,502	2,147,487
	2020	472,596	—	528,002	225,363	355,110	326	51,784	1,330,174
Angelo N. Chaclas Senior Vice President and Chief Legal Officer	2022	485,000	—	503,424	218,402	181,875	9,376	55,671	1,453,748
	2021	460,000	—	482,985	206,996	586,500	21,789	50,171	1,808,441
	2020	420,611	—	469,935	200,569	313,712	6,599	51,407	1,462,833
Andre Lanning (1) Senior Vice President and Chief Commercial Officer	2022	478,384	157,290	488,873	212,089	135,911	124,783	8,651	1,605,980
	2021	458,192	273,650	252,605	108,240	426,307	108,365	14,230	1,641,589
	2020	441,788	267,750	92,510	39,705	130,822	420,903	5,355	1,398,832
Paula Cooney Senior Vice President and Chief Human Resources Officer	2022	500,000	—	415,250	180,136	150,000	—	26,715	1,272,100

(1)
Compensation for Mr. Lanning was paid or is payable in CHF. The amount of compensation earned or received during 2022, 2021 and 2020 was converted using the foreign exchange rate of US$1.0486 to CHF 1.000, US$1.0946 to CHF 1.00 and US$1.071 to CHF1.00, respectively. These rates have been determined by averaging the exchange rates in effect for each calendar year.

(2)
In March 2022, Mr. Lanning’s base salary was increased from CHF 470,000 to CHF 480,000. In 2020, base salaries for Messrs. Bozich, Stasse and Chaclas were slightly higher than their annualized base salary, due to an extra pay period for U.S. salaried employees who are paid on a bi-weekly schedule. Additionally, in the second quarter of 2020 Messrs. Bozich, Stasse and Chaclas each took voluntary pay reductions, with Mr. Bozich reducing his pay during the quarter by 50%, and Messrs. Stasse and Chaclas reducing their pay during the quarter by 25%.

(3)
The amounts in this column paid to Mr. Lanning are related to a sign-on bonus granted as part of his offer of employment made in 2019, and a retention award granted in 2020, which are paid in installments over multiple years.

(4)
The amount in this column reflects the fair value of restricted stock unit and performance unit awards granted in the periods presented, calculated in accordance with ASC 718. The assumptions used for determining fair value are described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K. The grant date fair value of the PSU awards granted in 2022, assuming achievement of the highest level of performance (200% of the target award) is as follows:

NEO	Maximum Grant Date Fair Value
Frank Bozich	$3,128,321
David Stasse	$862,394
Angelo N. Chaclas	$570,332
Andre Lanning	$553,895
Paula Cooney	$470,449

41       2023 Proxy Statement

Executive Compensation
(5)
The amount in this column reflects the fair value of option awards granted in the periods presented, computed using the Black-Scholes pricing model, whose inputs and assumptions are as of the grant dates and described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K.

(6)
This amount includes each NEO’s earned annual cash incentive payout as discussed in “Compensation Discussion and Analysis—2022 Compensation Structure & Performance—Annual Cash Incentive Plan” above.

(7)
The amount in this column reflects the aggregate change in the actuarial present value of the applicable NEO’s accumulated benefit under our defined benefit pension plan and arrangements in respect of each year in the table. Messrs. Bozich, Stasse and Chaclas and Ms. Cooney did not participate in pension and other postretirement benefit arrangements.

(8)
Amounts reported for Messrs. Bozich, Stasse and Chaclas reflect earnings on non-qualified deferred compensation plans. See “—U.S. Non-Qualified Deferred Compensation Table” below for information with respect to the NEOs’ deferred compensation amounts for 2022.

(9)
Included in “All Other Compensation” for fiscal year 2022 were the following items:

NEO	401k Plan ($) (i)	Non-qualified deferred comp plan ($) (ii)	Allowances ($) (iii)	Other ($) (iv)	Total ($)
Frank Bozich	26,101	106,250	—	150	132,501
David Stasse	27,567	33,625	—	150	61,342
Angelo N. Chaclas	27,584	27,938	—	150	55,671
Andre Lanning	—	—	8,651	—	8,651
Paula Cooney	26,715	—	—	150	26,715

(i)
Represents Company matching and discretionary contributions to the 401(k) Plan.

(ii)
Represents Company matching and discretionary contributions to our non-qualified deferred compensation plan (such amounts are also included in the “U.S. Non-Qualified Deferred Compensation Table” below).

(iii)
These amounts represent a family allowance (for children until age 16; and for education until age 25) offered by the Swiss government.

(iv)
Represents the aggregate of all other compensation items paid to the NEOs for personal benefits, which individually do not exceed $10,000. For Messrs. Bozich, Stasse, and Chaclas and Ms. Cooney, these amounts represent payment of group life insurance premiums.

2023 Proxy Statement      42

Executive Compensation
Grant of Plan-Based Awards Table

The following table shows all plan-based awards granted to the NEOs during 2022. All equity awards were granted under the Equity Plan as a target percentage of each NEOs base salary with the target value of the equity award comprised of stock options (30%), RSUs (30%), and PSUs (40%) granted under the Company’s Amended & Restated 2014 Omnibus Incentive Plan. See “Compensation Discussion and Analysis—2022 Compensation Structure & Performance—Long-Term Equity Incentive Compensation” for more information regarding the 2022 equity awards. All NEOs earned cash incentive awards for 2022 performance under the Company’s ACI Plan. See “Compensation Discussion and Analysis—2022 Compensation Structure & Performance—Annual Cash Incentive Plan” above.
		Estimated Future Payouts Under Non-Equity Plan Awards (1)			Estimated Future Payouts Under Equity Plan Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other stock awards: Number of shares of stock or units (#) (3)	All other option awards: Number of securities underlying options (#) (4)	Exercise or Base Price of Option Awards ($/sh)	Closing Stock Price on Grant Date ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Frank Bozich
Options	2/16/2022	—	—	—	—	—	—	—	52,746	58.64	—	1,197,862
RSUs	2/16/2022	—	—	—	—	—	—	20,413	—	—	58.64	1,197,018
PSUs	2/16/2022	—	—	—	13,609	27,217	54,434	—	—	—	58.64	1,564,161
ACI	1/1/2022	—	1,365,000	2,730,000	—	—	—	—	—	—	—	—
David Stasse
Options	2/16/2022	—	—	—	—	—	—	—	14,541	58.64	—	330,226
RSUs	2/16/2022	—	—	—	—	—	—	5,628	—	—	58.64	330,026
PSUs	2/16/2022	—	—	—	3,752	7,503	15,006	—	—	—	58.64	431,197
ACI	1/1/2022	—	412,500	825,000	—	—	—	—	—	—	—	—
Angelo N. Chaclas
Options	2/16/2022	—	—	—	—	—	—	—	9,617	58.64	—	218,402
RSUs	2/16/2022	—	—	—	—	—	—	3,722	—	—	58.64	218,258
PSUs	2/16/2022	—	—	—	2,481	4,962	9,924	—	—	—	58.64	285,166
ACI	1/1/2022	—	363,750	727,500	—	—	—	—	—	—	—	—
Andre Lanning
Options	2/16/2022	—	—	—	—	—	—	—	9,339	58.64	—	212,089
RSUs	2/16/2022	—	—	—	—	—	—	3,614	—	—	58.64	211,925
PSUs	2/16/2022	—	—	—	2,410	4,819	9,638	—	—	—	58.64	276,948
ACI	1/1/2022	—	293,861	587,722	—	—	—	—	—	—	—	—
Paula Cooney
Options	2/16/2022	—	—	—	—	—	—	—	7,932	58.64	—	180,136
RSUs	2/16/2022	—	—	—	—	—	—	3,070	—	—	58.64	180,025
PSUs	2/16/2022	—	—	—	2,047	4,093	8,186	—	—	—	58.64	235,225
ACI	1/1/2022	—	300,000	600,000	—	—	—	—	—	—	—	—

(1)
Represents awards provided under our ACI Plan discussed above under “Compensation Discussion and Analysis—2022 Compensation Structure & Performance—Annual Cash Incentive Plan”. The maximum amount represents two times the target amount. The actual amounts earned by the NEOs with respect to 2022 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

(2)
This column represents unvested PSUs granted in 2022. PSUs partially vest in four performance periods ending on each of the first, second and third year anniversary of the date of grant, subject to achieving certain TSR performance metrics during each vesting period. The number of PSUs that vest upon completion of each performance period can range from 0 to 200% of the original grant.

(3)
This column represents unvested RSUs granted in 2022. All RSUs vest in full on the third anniversary of the grant date.

(4)
Option awards vest in three equal installments beginning on the first anniversary of the grant date.

43       2023 Proxy Statement

Executive Compensation
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table; Other Narrative Disclosure

Employment Agreements with Current Executives
Each NEO is employed by us pursuant to a written agreement of employment. We entered into executive employment agreements with Mr. Bozich in December 2018, Mr. Stasse in April 2019, Mr. Chaclas in January 2020, Mr. Lanning in October 2021 and Ms. Cooney in October 2021. Mr. Bozich’s employment agreement provides for an initial three-year term, which may be terminated with at least one year prior written notice. Mr. Stasse’s, Mr. Chaclas’ and Ms. Cooney’s agreements provide for an initial term of one year and are subject to automatic one-year extensions beginning on the expiration of the initial term, which may be terminated with at least 90 days’ prior written notice from the executive or the Company stating the intent not to extend the employment term. Mr. Lanning’s employment agreement may be terminated with 6 months’ advance written notice.
Under the terms of their agreements, Messrs. Bozich, Stasse, Chaclas, Lanning and Ms. Cooney were entitled to receive minimum annual base salaries in 2022 of $1,050,000, $550,000, $485,000, CHF 480,000 and $500,000, respectively. Mr. Lanning’s base salary was increased from CHF 470,000 to CHF 480,000 in March 2022. These salaries are subject to annual review by the Board (or a committee thereof) during the first 90 days of each calendar year, and the base salary in respect of such calendar year may be increased above, but not decreased below, its level for the preceding calendar year. Each NEO is also entitled to participate in our employee and fringe benefit plans as may be in effect from time to time on the same general basis as our other employees.
Under their employment agreements, including increases approved by the compensation committee, Messrs. Bozich, Stasse, Chaclas and Lanning and Ms. Cooney had target bonus opportunities under our ACI Plan equal to 130%, 75%, 75%, 60% and 60%, respectively, of their base salaries. Mr. Lanning’s target was increased from 50% to 60% in March 2022. For 2022, payouts to NEOs were paid below target, based on the Company’s underperformance compared to financial performance metrics in 2022. See “Compensation Discussion and Analysis—2022 Compensation Structure and Performance—Annual Cash Incentive Plan” for additional details on how the cash incentive awards were determined. In addition, following her start date in 2021, Ms. Cooney also received a special one-time lump-sum cash incentive award of $300,000, which vests ratably over three years based on her continued employment.
Equity Awards under Amended & Restated 2014 Omnibus Incentive Plan
Each of our NEOs participated in our Equity Plan in 2022. Messrs. Bozich, Stasse, Chaclas and Lanning and Ms. Cooney received an annual target equity incentive award under the Equity Plan of 380%, 200%, 150%, 140% and 120% respectively, of their base salaries. The value of the equity award is split among stock options (30%), RSUs (30%), and PSUs (40%). Following her start date, Ms. Cooney also received a special one-time equity incentive award of RSUs, with a grant value of $300,000, which RSUs vest ratably over three years based on her continued employment.
Restricted Stock Units.   RSUs granted under the Equity Plan will vest in full on the third anniversary of the grant date, generally subject to the executive’s continued employment with the Company on the vesting date. Upon a termination of employment due to the employee’s death or disability prior to the vesting date, or termination without cause within 2 years of a change in control, the RSUs will vest in full. Upon the employee’s retirement prior to the vesting date, or without cause due to a restructuring or redundancy, the RSUs will vest in part, prorated based on the employee’s termination date. In the event the employee voluntarily resigns or is terminated for cause, all unvested RSUs will be forfeited. Upon vesting, for each RSU held by an award holder, such award holder will be entitled to an amount equal to any cash dividend or repayment of equity paid by the Company for one ordinary share during the vesting period (“dividend equivalents”). Award holders have no right to receive the dividend equivalents unless and until the associated RSUs vest. The dividend equivalents will be payable in cash and will not accrue interest.
Performance Stock Units.   PSUs granted under the Equity Plan in 2022 will vest during four performance periods, consisting of three one-year performance periods and one three-year performance period, which are each measured independently. Vesting will be calculated during each performance period, subject generally to the executive’s continued employment and based on the Company’s relative TSR performance, assuming the reinvestment of dividends, against the performance of all chemical and basic materials companies in the S&P 600 Small Cap Index. The percentage of the total PSU award that may vest during each performance period is as follows:
Performance Period	% of Award Eligible for Vesting
2022 – 2023	15%
2023 – 2024	15%
2024 – 2025	15%
2022 – 2025	55%

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Executive Compensation
The percentage of PSUs that will vest during each performance period, based on TSR performance metrics, is generally as follows:
Trinseo Percentile Ranking Relative to Peer Group	% of Target Shares Vested*
Under 25th percentile	0%
25th percentile	50%
50th percentile	100%
75th percentile	200%

*
Vesting is interpolated between the 25th and 50th and between the 50th and 75th percentiles

Regardless of the foregoing targets, vesting of the PSUs is capped at 100% of target if the Company’s TSR is negative for the three-year performance period. Additionally, the total value of the awards delivered at vesting is capped at three times the target shares multiplied by the grant date share price. Because the Company assumes reinvestment of dividends, dividend equivalents accrue during the performance period. However, dividend equivalents will be paid only if, and to the extent, the PSUs vest, since we do not believe the executives should receive the benefit of such dividend earnings if the performance criteria associated with the PSU award is otherwise not met. PSUs which vest during each performance period will be delivered, in aggregate, on the third anniversary of the grant date.
Upon a termination of employment due to the employee’s death or disability prior to the vesting date, the performance vesting requirements will be deemed to have been met and a pro-rated portion of the PSUs will vest based on the employee’s termination date. Upon an employee’s retirement, a pro-rated portion of the PSUs will vest based on the employee’s termination date, subject to meeting the performance vesting requirements. If an employee is terminated without cause within 2 years of a change in control, the PSUs will vest based on a meeting the performance vesting requirements during the performance period ending on the date of the change in control. In the event the employee voluntarily resigns or is terminated for cause, all unvested PSUs will be forfeited.
Stock Options.   The option awards issued under the Equity Plan, which contain an exercise term of nine years from the grant date, vest in three equal annual installments beginning on the first anniversary the grant date, generally subject to the employee remaining continuously employed on the applicable vesting date. Upon a termination of employment due to the employee’s death or disability prior to the vesting date, or termination without cause within 2 years of a change in control, the options will vest immediately. Upon the employee’s retirement or a termination of employment by the Company without cause in connection with a restructuring or redundancy prior to a vesting date, the options will continue to vest on the original vesting schedule. In the event the employee voluntarily resigns or is terminated for cause, all vested and unvested options will be forfeited.

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Executive Compensation
Outstanding Equity Awards at Fiscal Year-End Table

The table below sets forth certain information regarding outstanding and unvested equity awards held by the NEOs as of December 31, 2022. The awards below represent RSUs, PSUs, and options issued under our Amended & Restated 2014 Omnibus Incentive Plan.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) (1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#) (2)	Market value of shares or units of stock that have not vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($) (3)
Frank Bozich	2/16/2022	—	52,746	58.64	2/16/2031	20,413	463,579	27,217	618,098
	2/17/2021	15,584	31,169	61.06	2/17/2030	17,626	400,286	23,501	533,708
	2/25/2020	—	41,915	24.30	2/25/2029	33,951	771,027	45,267	1,028,014
	3/4/2019	53,440	—	50.95	3/4/2028	—	—	—	—
David Stasse	2/16/2022	—	14,541	58.64	2/16/2031	5,628	127,812	7,503	170,393
	2/17/2021	3,953	7,906	61.06	2/17/2030	4,471	101,536	5,961	135,374
	2/25/2020	11,431	11,432	24.30	2/25/2029	9,259	210,272	12,346	280,378
	2/26/2019	3,847	—	51.02	2/26/2028	—	—	—	—
	2/22/2018	3,847	—	81.20	2/22/2027	—	—	—	—
	2/16/2017	2,530	—	71.45	2/16/2026	—	—	—	—
Angelo Chaclas	2/16/2022	—	9,617	58.64	2/16/2031	3,722	84,527	4,962	112,687
	2/17/2021	2,997	5,995	61.06	2/17/2030	3,390	76,987	4,520	102,649
	2/25/2020	20,347	10,174	24.30	2/25/2029	8,241	187,153	10,988	249,537
	2/26/2019	12,996	—	51.02	2/26/2028	—	—	—	—
	2/22/2018	8,182	—	81.20	2/22/2027	—	—	—	—
	2/16/2017	8,253	—	71.45	2/16/2026	—	—	—	—
Andre Lanning	2/16/2022	—	9,339	58.64	2/16/2031	3,614	82,074	4,819	109,439
	2/17/2021	1,567	3,135	61.06	2/17/2030	1,773	40,265	2,364	53,686
	2/25/2020	4,028	2,014	24.30	2/25/2029	3,807	86,457	—	—
Paula Cooney	2/16/2022	—	7,932	58.64	2/16/2031	3,070	69,720	4,093	92,952
	11/29/2021	—	—	24.30	2/25/2029	4,039	91,726	—	—

(1)
Option awards vest in three equal installments beginning on the first anniversary of the grant date.

(2)
This column represents unvested RSUs. All RSU awards vest in full on the third anniversary of the grant date except for Ms. Cooney’s sign-on award, granted November 2021, which vests ratably over three years.

(3)
The market value of the RSU and PSU awards was calculated using the Company’s closing stock price on December 31, 2022 of $22.71.

(4)
This column represents unvested PSUs. All PSU awards granted in 2020 vest in full on the third anniversary of the grant date, subject to achieving certain TSR performance metrics. PSU awards granted in 2021 and 2022 vest during four performance periods, consisting of three one-year performance periods and one three-year performance period, which are each measured independently, subject to achieving certain TSR performance metrics. The number of the PSUs that vest upon completion of the performance period can range from 0 to 200% of the original grant. The number of unvested PSUs was calculated assuming target (100%) achievement.

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Executive Compensation
Options Exercised and Shares Vested Table

The following table shows the number of options exercised and the number of shares acquired through the vesting of RSU awards by our NEOs during 2022.
	Option Awards		Share Awards
Name	Number of Options Exercised (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Frank A. Bozich	83,828	2,156,405	71,678	3,263,072
David Stasse	—	—	4,066	218,832
Angelo N. Chaclas	—	—	8,484	410,973
Andre Lanning	—	—	—	—
Paula Cooney	—	—	2,019	49,082
U.S. Non-Qualified Deferred Compensation Table
The following table summarizes the activity during 2022, as well as the year-end account balances, in our non-qualified savings and deferred compensation plan for Ms. Cooney and Messrs. Bozich, Stasse and Chaclas. Mr. Lanning is based in Switzerland and was not eligible to participate in this plan. The plan allows eligible employees, including the NEOs, to defer a portion of their compensation (up to 75% of base salary and up to 100% of annual cash incentive awards) on a pre-tax basis with a matching contribution from the Company, payable at a future date based on specific plan parameters. Additionally, the plan provides for discretionary company contributions in connection with earnings in excess of the limits under the Company’s 401(k) plan. While the plan is unfunded, amounts deferred under the plan are credited with earnings based on the performance of selected investment vehicles that are available in the open market. The plan is available to all U.S. employees who satisfy certain eligibility requirements, including the NEOs. An eligible participant can elect to receive a distribution under the plan in the form of a lump sum payment upon separation from service with the Company. Additionally, a participant may elect to receive a distribution at a specified future date in either a single lump sum or a series of annual installments over a period of 5 to 10 years. However, this latter distribution option is only available for the elective deferral of a participant’s base salary and annual cash incentive award. Company matching and discretionary contributions must be paid as a lump sum at separation from employment.
Name	Executive Contributions in 2022 ($) (1)	Company Contributions in 2022 ($) (2)	Aggregate Earnings in 2022 ($) (3)	Aggregate Withdrawals/ Distributions in 2022 ($)	Aggregate Balance as of December 31, 2022 ($) (4)
Frank Bozich	—	106,250	2,041	—	209,049
David Stasse	—	33,625	1,700	—	173,998
Angelo N. Chaclas	—	27,938	9,376	—	222,577
Paula Cooney	—	—	—	—	—

(1)
Represents the amount contributed under the non-qualified savings and deferred compensation plan. This amount is included in the Summary Compensation Table as part of “Salary”.

(2)
Includes matching and discretionary amounts that were contributed by the Company under the non-qualified savings and deferred compensation plan. These amounts are also included in the Summary Compensation Table in the “All Other Compensation” column.

(3)
Represents earnings on account balances under the Company’s non-qualified savings and deferred compensation plan. Amounts are included as compensation in the Summary Compensation Table.

(4)
Includes amounts that were reported as compensation in the Summary Compensation Table in 2022 and prior years to the extent such amounts were contributed by the executive and the Company, but not to the extent that such amounts represent earnings.

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Executive Compensation
Pension and Other Postretirement Benefits

Switzerland Retirement Plan
The Switzerland retirement plan is a fully insured defined contribution pension plan. Future retirement benefits are calculated based on accumulated savings at retirement, which consists of savings contributions made by the employee and the Company, and an annually credited interest rate that is contingent upon investment results. Actual retirement benefits will be dependent on investment results, actual rate of interest applied on the savings capital, potential future changes in plan regulation and/or legal changes and future salary changes. The amount of pensionable salary is calculated using base pay plus the annual target bonus amount minus a coordination amount that reflects the maximum social security pension in place at the time, and is subject to a statutory maximum. Employee and Company contributions are based on the employee’s age and determined in accordance with the percentage of pensionable salary as follows:
Name	Employee saving contributions in % of pensionable salary	Employer saving contributions in % of pensionable salary
Andre Lanning	10.00%	10.00%
In addition, the Company pays the total premiums for risk benefits and other costs. Benefits are paid as a monthly annuity, lump sum or a combination of these two payment forms.
Supplemental Employee Retirement Benefit
The following table shows the actuarial present value of accumulated pension and other post-retirement benefits as of December 31, 2022:
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1) (2) (3)	Payments During 2022 ($)
Andre Lanning	Switzerland Retirement Plan	2.5	510,668	—

(1)
Mr. Lanning’s accumulated benefit is calculated in CHF and was converted using the foreign exchange rate of US$1.0486 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2022.

(2)
The inputs and assumptions used to determine the present value of accumulated benefits, if any, are provided in the table below. These assumptions are consistent with the assumptions set forth in Note 17 to the 2022 consolidated financial statements filed with our Annual Report on Form 10-K.

	Discount rate	Salary increase
Switzerland Retirement Plan	2.16%	2.25%
Payments upon Termination or Change in Control

Messrs. Bozich, Stasse and Chaclas and Ms. Cooney
In the event of an executive’s termination of employment for any reason, Messrs. Bozich, Stasse and Chaclas and Ms. Cooney will each be entitled to receive any unpaid base salary through the date of termination and all accrued and vested benefits under our vacation and other benefit plans and, except in the case of a termination by us for “cause” or by the executive without “good reason” (each, as defined in the executive’s employment agreement), (i) any annual bonus earned but unpaid with respect to the calendar year ending on or preceding the date of termination and (ii) a pro rata target bonus for the calendar year of termination.
In addition to the severance benefits described above, upon termination of an executive without “cause” or by the executive for “good reason,” the executive will be entitled to receive the following severance benefits, subject to the executive’s timely execution of a general release of claims.
In the case of Mr. Bozich, in the event of his termination by the Company without “cause” or if Mr. Bozich terminated his employment for “good reason”, Mr. Bozich would be entitled to receive a severance payment equal to 2.0 times his annual base salary and target bonus, payable in equal monthly installments over the 24-month period following his termination. Additionally, Mr. Bozich is eligible to receive continued health benefits for a period of 24 months following such termination, provided, however, that if he obtains other employment that offers group health benefits, such continued insurance coverage will terminate, or enrolls in coverage through Medicare, a spousal plan, or an insurance exchange other than COBRA, the Company will pay Mr. Bozich the amount equivalent to the Company’s share of COBRA premiums for 24 months as if Mr. Bozich had enrolled in COBRA. To the extent that Mr. Bozich experiences a termination of employment by us without “cause” or for “good reason” within two years following a “change in control” (as defined in his agreement), the

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Executive Compensation
cash severance benefits described above will be (or would have been) equal to 3.0 times his annual base salary and target bonus, paid in a cash lump sum as opposed to in installments.
In the case of Mr. Stasse, Mr. Chaclas and Ms. Cooney, each will be entitled to receive, subject to the timely execution of a general release of claims (i) a lump sum severance payment equal to 2.0 times the sum of his or her respective base salary and target bonus, payable in equal monthly installments over the 24-month period following his or her termination, and (ii) 18 months of health benefits continuation, provided, however, that if he or she obtains other employment that offers group health benefits, such continued insurance coverage will terminate. To the extent that any executive experiences a termination of employment by us without “cause” or by the executive for “good reason” within two years following a “change in control” (as defined in the agreements), the cash severance benefits described above will be (or would have been) paid to such executive in a cash lump sum as opposed to in installments.
For Messrs. Bozich, Stasse and Chaclas and Ms. Cooney, to the extent that any payments that are considered to be contingent on a change in control would be subject to Sections 280G and 4999 of the Code, such payments will be reduced if the net benefit to them on an after-tax basis would be greater than receiving the full value of all payments and paying the excise tax. The amounts in the table assume that the full amounts were paid to the executives, without any limitation.
To the extent that any portion of Messrs. Bozich’s, Stasse’s and Chaclas’ or Ms. Cooney’s severance amount due to a termination of employment by us without “cause” or by the executive for “good reason” constitutes nonqualified deferred compensation for purposes of Section 409A of the Internal Revenue Code, any payment scheduled to occur during the first 60 days following his termination of employment shall not be paid until the 60th day following his termination.
The agreements with Messrs. Bozich, Stasse and Chaclas and Ms. Cooney contain a non-competition covenant that prohibits the executive from competing against us for a period of two years following termination of employment. These agreements also contain non-solicitation provisions that prohibit the executive from actively soliciting our employees, customers or suppliers during the period of employment and for a period of two years following termination of employment. The executives are also subject to perpetual confidentiality restrictions that protect our proprietary information, developments and other intellectual property.
Mr. Lanning
In the event of termination of his employment for any reason, Mr. Lanning will be entitled to receive any unpaid base salary through his date of termination and all accrued and vested benefits under our vacation and other benefit plans and, except in the case of a termination by us for “cause” or by the executive (i) any annual bonus earned but unpaid with respect to the calendar year ending on or preceding the date of termination; and (ii) an amount equal to the pro-rata portion of his target bonus for the calendar year of termination. Mr. Lanning will also each receive payments required by applicable law upon a termination by reason of disability, as described in the table below.
In addition to the severance benefits described above, upon termination of Mr. Lanning by us without “cause”, he will be entitled to receive severance benefits, subject to his timely execution of a general release of claims. Mr. Lanning’s severance benefits will be an amount equal to 1.5 times of the sum of his annual base salary and target bonus, payable in equal monthly installments over the 18-month period following such termination. To the extent that he experiences a termination of employment by us without “cause” or by him for “good reason” within two years following a “change in control” (as defined in his agreement), Mr. Lanning will receive a lump sum payment equal to 2.0 times the sum of his base salary and target bonus.
Mr. Lanning’s employment agreement contains a non-competition covenant that prohibits him from competing against us, and non-solicitation provisions that prohibit him from actively soliciting our employees, customers or suppliers, for a period of two years, following his termination of employment. Mr. Lanning is also subject to perpetual confidentiality restrictions that protect our proprietary information, developments and other intellectual property.
Potential Payments
The following table provides examples of the potential payments upon termination or upon a termination following a change in control to our NEOs, as if such event(s) took place on December 31, 2022 (the last business day of our most recent fiscal year). The amounts reflected in this table were determined in accordance with each NEO’s then existing employment agreement.
Amounts shown do not include (i) accrued but unpaid salary and vested benefits, including pension (as described above) and (ii) other benefits earned or accrued by the named executive officer during his or her employment that are available to all salaried employees and that do not discriminate in scope, terms or operations in favor of executive officers. With respect to any termination of employment, each NEO is entitled to receive accrued but unpaid base salary through the date of termination of employment, accrued but unpaid

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vacation and pension benefits (as described above) through such date, and, in the case of a termination due to death, earned but unpaid bonus, if any, for the immediately preceding calendar year and a pro-rata bonus for the year of termination.
Name	Termination Trigger	Cash Separation Payment ($) (1)	Health and Welfare Benefits ($) (2)	Value of Previously Unvested Equity Awards ($) (3)	Value of Insurance Benefit ($) (4)	2022 Target Cash Compensation ($) (5)	Cash Separation Payment Multiple
Frank Bozich	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	4,830,000	15,968	1,223,462	—	2,415,000	2
	Death	—	—	3,419,974	500,000	—	—
	Disability	—	15,968	3,419,974	250,000	—	—
	Change in Control	7,245,000	15,968	4,173,643	—	2,415,000	3
David Stasse	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	1,443,750	20,636	329,037	—	962,500	1.5
	Death	—	—	919,760	500,000	—	—
	Disability	—	20,636	919,760	250,000	—	—
	Change in Control	1,925,000	20,636	1,122,411	—	962,500	2
Angelo Chaclas	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	1,273,125	16,227	275,582	—	848,750	1.5
	Death	—	—	750,698	500,000	—	—
	Disability	—	16,227	750,698	250,000	—	—
	Change in Control	1,697,500	16,227	894,255	—	848,750	2
Andre Lanning	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	1,195,783	—	142,859	—	797,189	1.5
	Death	—	—	293,995	—	—	—
	Disability	—	—	293,995	—	—	—
	Change in Control	1,594,378	—	398,872	—	797,189	2
Paula Cooney	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	1,200,000	15,968	55,175	—	800,000	1.5
	Death	—	—	196,474	500,000	—	—
	Disability	—	15,968	196,474	250,000	—	—
	Change in Control	1,600,000	15,968	266,444	—	800,000	2

(1)
Cash separation payments are generally payable in installments except for payments upon a change in control, which are generally payable in a lump sum.

(2)
Mr. Lanning receives government sponsored health and welfare benefits, and therefore, does not participate in the Company’s health and welfare benefit plans.

(3)
Represents the value associated with equity awards issued under our Equity Plan, described in “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” above and dividend equivalents paid, as applicable on these awards. Under our Equity Plan, RSUs and options vest in full upon death, disability, or a change in control, and vest in part in certain circumstances when termination is without cause. PSUs vest in full upon a change in control, and vest in part upon death or disability. The value of the equity awards granted under our Equity Plan was calculated using the Company’s closing stock price on December 31, 2022 of $22.71. While the number of PSUs that vest can range from 0 to 200% of the original grant, the information in the table above was calculated presuming performance was at target, and therefore 100% of the original grant.

(4)
Represents the maximum value of insurance payable on death due to accident or dismemberment or in the event of permanent disability. The insurance death benefit would be $250,000, where the executive’s death was due to a cause other than accident or dismemberment. Employees in Switzerland are not covered under the employee life insurance policy and only receive applicable social system death benefits.

(5)
Represents NEO’s base salary plus target ACI Plan payout amount.

PAY VERSUS PERFORMANCE

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Pay Versus Performance Table
Pay Versus Performance Table
Year	Summary Compensation Table Total for Principal Executive Officer (PEO) ($) (1)	Compensation Actually Paid to PEO ($) (3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (3)	Value of Initial Fixed $100 Investment Based On:		Net (loss) income ($ in millions)	Adjusted EBITDA (non-GAAP) ($ in millions) (5)
					Total Shareholder Return	Peer Group Total Shareholder Return (4)
2022	5,793,583	(1,961,363)	1,561,047	305,441	$44	$100	(428.0)	312.0
2021	7,001,892	6,409,637	1,747,866	1,868,496	$103	$113	92.0	729.4
2020	5,035,919	11,989,919	1,524,437	1,670,250	$138	$120	7.9	285.1

(1)
Mr. Bozich served as the Company’s PEO (President and CEO) for each year presented.

(2)
The Company’s Non-PEO NEOs were: (i) in 2022, Mr. Stasse, Mr. Chaclas, Mr. Lanning and Ms. Cooney (ii) in 2021, Mr. Stasse, Mr. Chaclas, Mr. Lanning and Francesca Reverberi, and (iii) in 2020, Mr. Stasse, Mr. Chaclas, Mr. Lanning and Alice Heezen, and Timothy Stedman (former NEO).

(3)
The following table provides additional information as to the amounts deducted from and added to Summary Compensation Table (“SCT”) total compensation for the applicable year pursuant to Item 402(v) of Regulation S-K to determine “compensation actually paid” to the PEO and Non-PEO NEOs:

PEO (a)	2022	2021	2020
Summary Compensation Table – Total Compensation	$5,793,583	$7,001,892	$5,035,919
Subtract fair value of stock awards and options awards granted in fiscal year	$(3,959,041)	$(3,587,469)	$(2,762,319)
Add fair value of current-year equity awards outstanding and unvested as of year-end	$1,141,272	$2,944,350	$7,738,325
Add fair value of current-year equity awards that vested during the fiscal year	$0	$0	$0
Add/subtract change in fair value of prior-year equity awards	$(5,226,633)	$(635,819)	$2,061,466
Add/subtract change in fair value as of vesting date of prior-year equity awards vested during fiscal year	$473,289	$686,682	$(83,472)
Subtract fair value of prior-year awards forfeited during fiscal year	$(183,833)	$0	$0
Compensation Actually Paid	$(1,961,363)	$6,409,637	$11,989,919
Average Non-PEO Named Executive Officers (a)	2022	2021	2020
Summary Compensation Table – Average Total Compensation	1,561,047	1,747,866	1,524,437
Subtract fair value of stock awards and options awards granted in fiscal year	$(777,406)	$(600,379)	$(554,922)
Add fair value of current-year equity awards outstanding and unvested as of year-end	$224,104	$492,497	$1,111,350
Add fair value of current-year equity awards that vested during the fiscal year	$0	$0	$0
Add/subtract change in fair value of prior-year equity awards	$(754,874)	$13,556	$164,755
Add/subtract change in fair value as of vesting date of prior-year equity awards vested during fiscal year	$25,904	$123,014	$(22,736)
Subtract fair value of prior-year awards forfeited during fiscal year	$(5,841)	$(24,085)	$0
Subtract change in present value of accumulated benefit under all defined benefit and actuarial pension plans	$(124,783)	$(44,879)	$(924,273)
Add pension value attributable to current year and change in pension value attributable to plan amendments made in the current year	$157,290	$160,906	$371,637
Compensation Actually Paid	$305,441	$1,868,496	$1,670,250

51       2023 Proxy Statement

Pay Versus Performance Table
(a)
The fair value of equity awards were calculated using valuation assumptions that materially differ from those disclosed at the time of grant, including: (1) the fair value of RSU awards was calculated using the closing price of our common stock as of the last day of the applicable year or on the date of vesting, as applicable; (2) the fair value of PSU awards was estimated using the Monte Carlo Simulation method (which reflects for each particular award and valuation date adjustments for: actual performance, expected volatility, risk-free interest rate, correlation coefficient, and accrued dividends); and (3) the fair value of options was estimated using the Black-Scholes option-pricing model (which reflects, for each particular award and valuation date, adjustments for expected volatility, risk-free interest rate, dividend yield, expected term (calculated using the simplified method) and stock price).

(4)
The Company’s peer group is the S&P 500 Chemicals Industry GICS Level 3 Index. This index is the published line-of-business index utilized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

(5)
Adjusted EBITDA is our primary non-GAAP financial measure. See “Use of Non-GAAP Measures” below for a definition of Adjusted EBITDA, an explanation of why we believe this measure is useful to investors and the limitations of this measure.

Most Important Financial Measures
Below is an unranked list of the most important financial measures the Company used during 2022 to link Company performance to executive compensation actually paid.
Adjusted EBITDA*
Free Cash Flow*
Capital Expenditures
Total Shareholder Return

*
See “Use of Non-GAAP Measures” below for a reconciliation of Adjusted EBITDA and Free Cash Flow, which are non-GAAP measures, to Net Income (Loss) and Cash provided by operating activities.

Relationship between Pay and Performance Graphs
Below are graphs showing the relationship of “compensation actually paid” (CAP) to our Chief Executive Officer and other named executive officers in 2020, 2021 and 2022 to (1) Trinseo’s Adjusted EBITDA*, (2) Trinseo’s net income, and (3) Cumulative TSR of Trinseo and the S&P 500 Chemicals Industry GICS Level 3 Index. The charts reflect that the CAP over the three-year period ended December 31, 2022 aligns to our results over the same period. In 2022, negative CAP for the CEO and other NEOs reflected a zero payout under the financial performance metric of our ACI Plan. In 2021, CAP for our CEO and other NEOs was primarily impacted by Trinseo’s outperformance of its financial metrics under its ACI Plan.

Compensation Actually Paid and Adjusted EBITDA*
Compensation Actually Paid - in millions
$11.0
$9.0
$7.0
$5.0
$3.0
$1.0
$(1.0)
$(3.0)
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
$(100.0)
Adjusted EBITDA* - in millions
2020
2021
2022
CAP - PEO
CAP - Non-PEO NEOs (Avg.)
Adjusted EBITDA*

2023 Proxy Statement      52

Pay Versus Performance Table

Compensation Actually Paid and Net Income
Compensation Actually Paid - in millions
$11.0
$9.0
$7.0
$5.0
$3.0
$1.0
$(1.0)
$(3.0)
$400.0
$300.0
$200.0
$100.0
$-
$(100.0)
$(200.0)
$(300.0)
$(400.0)
Net Income - in millions
2020
2021
2022
CAP - PEO
CAP - Non-PEO NEOs (Avg.)
Net Income

Compensation Actually Paid vs. Trinseo and Peer Group TSR
Compensation Actually Paid - in millions
Company and Peer Group TSR
$13.0
$11.0
$9.0
$7.0
$5.0
$3.0
$1.0
-$1.0
-$3.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
-$20.0
2020
2021
2022
CAP - PEO
CAP - Non-PEO NEOs (Avg.)
Cumulative TSR (Trinseo)
Cumulative TSR (S&P 500 Chemicals Index)

Use of Non-GAAP Measures
We present Adjusted EBITDA as an important non-GAAP financial performance measure, which we define as income from continuing operations before interest expense, net; income tax provision; depreciation and amortization expense; loss on extinguishment of long-term debt; asset impairment charges; gains or losses on the dispositions of businesses and assets; restructuring charges;

53       2023 Proxy Statement

Pay Versus Performance Table
acquisition related costs and benefits, and other items. In doing so, we are providing management, investors, and credit rating agencies with an indicator of our ongoing performance and business trends, removing the impact of transactions and events that we would not consider a part of our core operations.
There are limitations to using the financial performance measures noted above. These performance measures are not intended to represent net income or other measures of financial performance. As such, they should not be used as alternatives to net income as indicators of operating performance. Other companies in our industry may define these performance measures differently than we do. As a result, it may be difficult to use these or similarly-named financial measures that other companies may use, to compare the performance of those companies to our performance. We compensate for these limitations by providing reconciliations of these performance measures to our net income, which is determined in accordance with GAAP.
	December 31,
(In millions, except per share data)	2022	2021	2020
Net income (loss)	$(430.9)	$440.0	$7.9
Net income (loss) from discontinued operations	(2.9)	160.4	—
Net income (loss) from continuing operations	$(428.0)	$279.6	$—
Interest expense, net	112.9	79.4	43.6
Provision for (benefit from) income taxes	(41.6)	70.9	37.8
Depreciation and amortization	236.9	167.5	134.3
EBITDA	$(119.8)	$597.4	$223.6
Net gain on disposition of businesses and assets	(1.8)	(0.6)	(0.4)	Selling, general, and administrative expenses; Other expense, net
Restructuring and other charges (a)	15.9	9.0	9.9	Selling, general, and administrative expenses
Acquisition transaction and integration net costs (b)	6.6	75.3	9.1	Cost of goods sold; Selling, general, and administrative expenses
Acquisition purchase price hedge (gain) loss (c)	—	22.0	(7.3)	Acquisition purchase price hedge (gain) loss; Other expense (income), net
Asset impairment charges or write-offs (d)	6.3	6.8	39.1	Impairment and other charges
European Commission request for information (e)	36.2	—	—	Impairment and other charges
Goodwill impairment charge (f)	297.1	—	—	Impairment and other charges
Other items (g)	71.2	19.5	25.5	Selling, general, and administrative expenses; Other expense, net
Adjusted EBITDA	$311.7	$729.4	$299.5

(a)
Restructuring and other charges for 2022 primarily relate to employee termination benefit charges as well as decommissioning and other charges incurred in connection with the Company’s asset restructuring plan. Restructuring and other charges for 2021 primarily relate to employee termination benefit charges as well as contract termination charges incurred in connection with the Company’s transformational and corporate restructuring programs. Restructuring and other charges for 2020 primarily relate to charges incurred in connection with the Company’s corporate and other restructuring programs. Additionally, a portion of the restructuring and other charges for the 2020 period relate to decommissioning, contract termination, and employee termination benefit charges incurred in connection with the upgrade and replacement of our compounding facility in Terneuzen, The Netherlands as well as our decision to cease manufacturing activities at our latex binders manufacturing facility in Livorno, Italy. Note that the accelerated depreciation charges incurred as part of both the Company’s corporate restructuring program and the upgrade and replacement of the Company’s compounding facility in Terneuzen, The Netherlands are included within the “Depreciation and amortization” caption above, and therefore are not included as a separate adjustment within this caption. Acquisition transaction and integration net costs for 2020 presented above primarily relate to expenses incurred for the Company’s pending acquisition of the PMMA business from Arkema.

(b)
Acquisition transaction and integration net costs for 2022 and 2021 primarily relate to expenses incurred for the Company’s acquisition and integration of the PMMA business and Aristech Surfaces Acquisitions. The acquisition purchase price hedge gain for 2020 relates to the change in fair value of the Company’s forward currency hedge arrangement that economically hedged the euro-denominated purchase price of the proposed acquisition of Arkema’s PMMA business.

(c)
Acquisition purchase price hedge loss for 2021 relates to the change in fair value of the Company’s forward currency hedge arrangement that economically hedges the euro-denominated purchase price of the acquisition of the Arkema PMMA business. Asset impairment charges or write-offs for 2020 relate to the impairment of the Company’s styrene monomer assets in Boehlen, Germany and polybutadiene rubber (nickel and neodymium-PBR) assets in Schkopau, Germany.

(d)
Asset impairment charges for 2022 and 2021 primarily relate to the impairment of the Company’s styrene monomer assets in

2023 Proxy Statement      54

Pay Versus Performance Table
Boehlen, Germany. Asset impairment charges or write-offs for 2020 relate to the impairment of the Company’s styrene monomer assets in Boehlen, Germany and polybutadiene rubber (nickel and neodymium-PBR) assets in Schkopau, Germany.
(e)
Amounts for 2022 relate to the liability recorded in connection with the European Commission request for information, adjusted for foreign exchange rate impacts, which was subsequently paid in full in December 2022.

(f)
Amounts for 2022 relate to the PMMA business and Aristech Surfaces reporting units’ goodwill impairment charge resulting from annual impairment testing.

(g)
Other items for the 2022 and 2021 periods primarily relate to fees incurred in conjunction with certain of the Company’s strategic initiatives, as well as costs related to our transition to a new enterprise resource planning system. Other items for 2020 primarily relate to advisory and professional fees incurred in conjunction with our initiative to transition business services from Dow, including certain administrative services such as accounts payable, logistics, and IT services, which was substantially completed in 2020, as well as fees incurred in conjunction with certain of the Company’s strategic initiatives.

The Company also uses Free Cash Flow as an important non-GAAP financial measures, to evaluate and discuss its liquidity position and results. Free Cash Flow is defined as cash from operating activities, less capital expenditures. We believe that Free Cash Flow provides an indicator of the Company’s ongoing ability to generate cash through core operations, as it excludes the cash impacts of various financing transactions as well as cash flows from business combinations that are not considered organic in nature. We also believe that Free Cash Flow provides management and investors with useful analytical indicators of our ability to service our indebtedness, pay dividends (when declared), and meet our ongoing cash obligations.
Free Cash Flow is not intended to represent cash flows from operations as defined by GAAP, and therefore, should not be used as alternatives for that measure. Other companies in our industry may define Free Cash Flow differently than we do. As a result, it may be difficult to use this or similarly-named financial measures that other companies may use, to compare the liquidity and cash generation of those companies to our own. The Company compensates for these limitations by providing the following detail, which is determined in accordance with GAAP.
Free Cash Flow
	Year Ended December 31,
(In millions)	2022	2021	2020
Cash provided by operating activities	$43.5	$452.7	$255.4
Capital expenditures	(149.0)	(123.5)	(82.3)
Free Cash Flow	$(105.5)	$329.2	$173.1

55       2023 Proxy Statement

CEO PAY RATIO
CEO PAY RATIO
In 2022 the Company updated its comparison of CEO pay to the pay of its employees, consistent with SEC rules. As of December 31, 2022, the Company determined that the total number of employees was 3,424. When identifying the median employee in 2022, the Company chose target total cash compensation as the consistently applied compensation measure. To make this calculation, the Company annualized pay for those employees who commenced work during 2022, through recruitment and acquisition, and any employee who was on unpaid leave for a portion of 2022. The Company used a statistically valid sampling methodology to identify a population of employees whose target total cash compensation was within a 2% range of the median. From this sample, the Company identified the median employee.
Total compensation for 2022 for our CEO was $5,793,583, and the median employee’s total compensation was $68,232. Therefore, as further described in the table below, the Company’s 2022 ratio of CEO pay to median worker pay is 85:1.
Compensation Element	CEO ($)	Median Employee ($)
Annual Salary	1,050,000	59,542
Bonus	1,373
Fair Value of Stock Awards	2,761,179
Fair Value of Option Awards	1,197,862
Non-equity Incentive Plan Compensation	650,000	1,779
Change in Pension Value	2,041
All Other Compensation	132,501	5,537
Summary Compensation Table Totals	5,793,583	68,232
2022 CEO Pay Ratio	85:1
SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, and to use reasonable estimates and assumptions that reflect their compensation practices. As such, pay ratios reported by other companies may not be comparable to the Company’s pay ratio reported above.

2023 Proxy Statement      56

Director Compensation
Director Compensation
For each of our non-employee directors, our 2022 director compensation program consisted of an annual cash retainer payment of $90,000, and an annual equity retainer of restricted stock units with a grant date fair value of $130,000, which vest on the one-year anniversary of their grant date. Additionally, the Board’s non-employee chair received an additional annual cash retainer of $130,000. The non-employee chairs of the audit committee, compensation committee, nominating and corporate governance committee and EHSS&PP committee received additional annual cash retainers of $25,000, $20,000, $15,000 and $15,000, respectively.
Due to the Company’s redomiciliation into Ireland in 2021, our directors were required to file an income tax return in Ireland to claim a refund for overpayment of taxes. In 2022, each director was given a one-time additional compensation of $5,495 to pay fees and VAT related to preparation of their Irish income tax returns. All directors except Mr. Tomkins utilized this service.
Our directors are subject to the Company’s share ownership guidelines, which stipulate that each director must hold five (5) times their annual cash retainer in Trinseo shares within five (5) years from the date of becoming a Board member. As of December 31, 2022, all of our directors were in compliance with the stock ownership guidelines, with the exception of Messrs. Alvarado, De Leener and Martens, and Ms. Johnson. Mr. Alvarado, Mr. De Leener, and Ms. Johnson’s failure to meet the guidelines was due to a decline in stock price, and under our stock ownership guidelines, failure due to decline in stock price is not deemed a breach if the director met the guidelines in the prior year. Until the ownership requirement is met, directors who are not in compliance must retain 50% of the shares issued after vesting and settlement of restricted stock units (net of all applicable taxes).
The following table sets forth information concerning the compensation earned by our directors during fiscal 2022.
	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2) (3)	All Other Compensation ($) (4)	Total ($)
Joseph Alvarado	117,500	130,000	5,495	252,995
Victoria Brifo	90,000	130,000	5,495	225,495
Jeffrey J. Cote	90,000	130,000	5,495	225,495
Pierre-Marie De Leener	90,000	130,000	5,495	225,495
Jeanmarie Desmond	90,000	130,000	5,495	225,495
Matthew Farrell	90,000	130,000	5,495	225,495
K’Lynne Johnson	220,000	130,000	5,495	355,495
Sandra Beach Lin	105,000	130,000	5,495	240,495
Philip R. Martens	105,000	130,000	5,495	240,495
Donald T. Misheff	90,000	130,000	5,495	225,495
Henri Steinmetz	90,000	130,000	5,495	225,495
Mark Tomkins	115,000	130,000		245,000

(1)
Consists of annual retainer amounts, which are paid quarterly and prorated based on the date of appointment as a director, or as committee or board chair. Mr. Alvarado’s retainer for serving as chair of the Compensation Committee was mistakenly not fully paid in 2021, and $7,500 of the 2021 retainer was paid to him in March 2022.

(2)
The amounts reported represent the grant date fair value of restricted stock units granted in 2022 calculated in accordance with ASC 718. The assumptions used for determining fair value are described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K.

(3)
As of December 31, 2022, each of our non-employee directors held 3,183 shares pursuant to unvested restricted stock unit awards which vest in June 2023.

(4)
The amount for all directors except Mr. Tomkins reflects one-time additional compensation of $5,495 to pay fees related to preparation of Irish income tax returns, including VAT (converted to USD using a 1.0511 USD:1 EUR rate).

57       2023 Proxy Statement

Audit Committee Matters
Audit Committee Matters
Audit Committee Report

We operate in accordance with a written charter adopted by the Board and reviewed annually by the audit committee, a copy of which is available on our website, investor.trinseo.com, under the “Governance—Committee Composition” section. We are responsible for overseeing the quality and integrity of Trinseo’s accounting, auditing and financial reporting practices. In accordance with the rules of the SEC and the NYSE, the audit committee is composed entirely of members who are independent, as defined by the listing standards of the NYSE. Further, the Board has determined that five of its members, Ms. Desmond and Messrs. Cote, Farrell, Misheff and Tomkins, are each audit committee financial experts as defined by the rules of the SEC.
The audit committee met nine times during fiscal 2022 with Trinseo’s management and PricewaterhouseCoopers LLP (“PwC”), Trinseo’s independent registered public accounting firm, including, but not limited to, meetings held to review and discuss the annual audited and quarterly financial statements and the Company’s earnings press releases.
We believe that we fully discharged our oversight responsibilities as described in our audit charter, including with respect to the audit process. We received the written disclosures and the letter from PwC pursuant to Rule 3526, Communication with Audit Committees Concerning Independence, of the Public Company Accounting Oversight Board (“PCAOB”) concerning any relationships between PwC and Trinseo and the potential effects of any disclosed relationships on PwC’s independence and discussed with PwC its independence. We discussed with management, the internal auditors and PwC, Trinseo’s matters including internal control over financial reporting and the internal audit function’s organization, responsibilities, budget and staffing. We reviewed with both PwC and our internal auditors their audit plans, audit scope, identification of audit risks and the results of their audit efforts.
We discussed and reviewed with PwC the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the PCAOB and, with and without management present, discussed and reviewed the results of PwC’s examination of Trinseo’s financial statements. We also discussed the results of the internal audit examinations with and without management present.
Audit and Other Fees

The following table shows the fees for professional services rendered by PwC for the year ended December 31, 2022 (fiscal 2022) and the year ended December 31, 2021 (fiscal 2021):
	2022	2021
Audit fees (1)	$7,260,000	$8,145,000
Audit-related fees (2)	$7,143,000	$913,000
Tax fees (3)	$191,000	$48,000
All other fees (4)	$10,000	$5,000
Total fees	$14,604,000	$9,111,000

(1)
Consists of the audit of the Company’s financial statements and evaluation and reporting on the effectiveness of the Company’s internal controls over financial reporting, statutory audits, reviews of the Company’s quarterly financial statements, as well as services performed in conjunction with other SEC and regulatory filings. For fiscal 2021, these fees included issuance of a comfort letter in connection with the Company’s 2021 debt offering, as well as audit services related to the acquisition of Altuglas and Aristech entities, and the sale of the synthetic rubber business. These fees include $$292,000 and $297,000 paid to PricewaterhouseCoopers for the audit of all statutory accounts required by Irish law during fiscal 2022 and fiscal 2021, respectively. These fees also include $87,395 paid to PricewaterhouseCoopers Société cooperative for the audit of all statutory accounts required by Luxembourg law during fiscal 2021.

(2)
Primarily consists of services related to strategic initiatives, pre-implementation reviews of processes and systems, financial due diligence, pension plan audits, and various other agreed upon procedures. The increase in fiscal 2022 audit-related fees is mainly due to carve out audit services related to the proposed sale of the styrenics business.

(3)
Consists of tax compliance, tax audit defense, as well as worldwide tax advisory and consulting services.

(4)
Consists of subscriptions to knowledge tools.

We pre-approve all audit services and all permitted non-audit services by PwC, including engagement fees and terms. Our policies prohibit the Company from engaging PwC to provide any services relating to bookkeeping or other services related to accounting records or financial statements, financial information system design and implementation, appraisal or valuation services, fairness opinions or contribution-in-kind reports, actuarial services, internal audit outsourcing, any management function, legal services or expert services not related to the audit, broker-dealer, investment adviser, or investment banking services or human resource consulting.

2023 Proxy Statement      58

Audit Committee Matters
In addition, we evaluate whether the Company’s use of PwC for permitted non-audit services is compatible with maintaining PwC’s independence. We concluded that PwC’s provision of non-audit services, all of which we approved in advance, was compatible with its independence.
We reviewed the audited consolidated financial statements of Trinseo as of December 31, 2022 with management and PwC. Management has the responsibility for the preparation of Trinseo’s financial statements, and PwC has the responsibility for the audit of those statements.
Based on these reviews and discussions with management and PwC, we recommended to the Board that Trinseo’s audited financial statements be included in its Annual Report on Form 10-K for fiscal 2022 for filing with the SEC. We have reviewed and evaluated the performance of PwC, and as a result have selected PwC as the independent registered public accounting firm for the year ended December 31, 2023, subject to ratification by Trinseo’s shareholders, and our authority to set auditor remuneration will be subject to approval by Trinseo’s shareholders. We have also evaluated and selected PricewaterhouseCoopers as the independent auditor for all of Trinseo’s statutory accounts required under Irish law for the year ended December 31, 2023.
Audit Committee
Mark Tomkins, Chair
Jeffrey J. Cote
Jeanmarie Desmond
Matthew Farrell
Donald T. Misheff
Henri Steinmetz

59       2023 Proxy Statement

PROPOSAL 3
Proposal 3—Ratification of Appointment of the Independent Registered Public Accounting Firm and Authorization of the Board to Set Auditors’ Remuneration
The Audit Committee of our Board has retained PwC to be our independent registered public accounting firm for the year ending December 31, 2023. The Audit Committee has further recommended that such appointment be submitted for ratification by our shareholders at the Annual Meeting.
We are also asking our shareholders to authorize the audit committee of the Board to determine the remuneration of our independent registered public accounting firm and the Company’s statutory auditor.
Therefore, we are seeking (i) ratification of the appointment of PwC as our independent registered public accounting firm, in a non-binding advisory vote, and (ii) authorization, in a binding vote, of the authority of the audit committee of the Board to determine the remuneration of our independent registered public accounting firm and the Company’s statutory auditor, from our shareholders at the Annual Meeting.
Representatives of PwC along with representatives of PricewaterhouseCoopers, our Irish statutory auditor, will be available at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from you.
THE TEXT OF THE RESOLUTION IN RESPECT OF THIS PROPOSAL IS AS FOLLOWS:
“RESOLVED, that (i) the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023 be approved and (ii) the audit committee of the board of directors is authorized to determine the remuneration of our independent registered public accounting firm and the statutory auditor.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPOINTMENT OF PWC AS ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,
AND ON A BINDING BASIS, THE AUTHORIZATION OF THE BOARD’S AUDIT COMMITTEE
TO FIX THE AUDITORS’ REMUNERATION.

2023 Proxy Statement      60

PROPOSAL 4
Proposal 4—Board Authority to Issue Shares under Irish Law
Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares that are part of the Company’s authorized but unissued share capital.
We are presenting this proposal to renew the Board’s authority to issue our authorized but unissued shares, which approval is conditional on shareholder approval of Proposal 5. It has been customary practice in Ireland to seek shareholder authority to issue up to 33% of a company’s issued ordinary share capital, and for such authority to be limited to a period of up to 18 months. However, in line with evolving stakeholder expectations, we are seeking approval at the 2023 Annual General Meeting to authorize the Board to issue up to a maximum of 20% of our issued ordinary share capital as of March 31, 2023, for a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed. Notwithstanding the foregoing, we expect to propose renewal of this authorization on a regular basis at our annual general meetings in future years.
Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Constitution upon the terms below. In addition, we note that, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue shares in specified circumstances.
As required under Irish law, the resolution in respect of this proposal is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.
THE TEXT OF THE RESOLUTION IN RESPECT OF THIS PROPOSAL IS AS FOLLOWS:
“RESOLVED, that subject to and conditional on the passing of the resolution in respect of Proposal No. 5, and in substitution for all existing such authorities, the directors be and are hereby generally and unconditionally authorized with effect from the passing of this resolution to exercise all powers of the Company to allot relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal amount of  $70,282.81 (7,028,281 shares) (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 31, 2023 (the latest practicable date before this proxy statement)), and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE BOARD AUTHORITY TO ISSUE SHARES.

61       2023 Proxy Statement

PROPOSAL 5
Proposal 5—Board Authority to Opt Out of Statutory Pre-Emption Rights under Irish Law
Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to its existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right).
We are presenting this proposal to request shareholder approval of waiver of their statutory pre-emption rights in connection with a share issuance authorized in Proposal 4. We understand that it is customary practice for listed companies in Ireland to seek shareholder authority to waive (or “opt out of”) their statutory pre-emption rights in the event of (i) the issuance of shares for cash in connection with any rights issue; and (ii) the issuance of shares for cash, if the issuance is limited to up to 5% of a company’s issued ordinary share capital (with the possibility of issuing an additional 5% of the company’s issued ordinary share capital provided the company uses it only in connection with an acquisition or specified capital investment which is announced contemporaneously with the issuance, or which has taken place in the preceding six-month period and is disclosed in the announcement of the issue) bringing the total acceptable limit to 10% of the company’s issued ordinary share capital.
It is also customary practice for such waiver (or opt-out) to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice for listed companies in Ireland, we are seeking this authority for a period expiring 18 months from the passing of this resolution, unless otherwise varied, renewed or revoked.
Similar to the authorization sought for Proposal 4, granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Constitution upon the terms below. This proposal is also conditioned on shareholder approval of Proposal 4.
Without any such authorization, in each case when we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Renewal of this authority would not exempt the Company from applicable NYSE requirements to obtain shareholder approval prior to certain share issuances, generally at or greater than 20%.
As required under Irish law, the resolution is a special resolution that requires the affirmative vote of at least 75% of the votes cast.
THE TEXT OF THE RESOLUTION IN RESPECT OF THIS PROPOSAL IS AS FOLLOWS:
“RESOLVED, that, as a special resolution, subject to the passing of the resolution in respect of Proposal No. 4 as set out above, in substitution for all such existing powers, and with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal No. 4 as if sub-section (1) of section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to: (a) the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and (b) the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of  $35,141 (3,514,140 shares) (being equivalent to approximately 10% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 31, 2023 (the latest practicable date before this Proxy Statement)) provided that, with respect to 1,757,070 of such shares, (being equivalent to approximately 5% of the issued ordinary share capital), such allotment is to be used for the purposes of an acquisition or a specified capital investment; and in each case, the authority conferred by this resolution shall expire eighteen (18) months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE BOARD AUTHORITY TO OPT OUT OF PREEMPTION RIGHTS.

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Proposal 6—Authorize Price Range for Re-Issuing Treasury Shares
Our treasury account contains ordinary shares that we previously acquired from our shareholders, and when we issue ordinary shares to satisfy our obligations under our equity compensation plan or for other purposes, we may re-issue shares from our treasury account instead of issuing new ordinary shares from our authorized share capital. Under Irish law, we need our shareholders to set the minimum and maximum prices at which we are authorized to re-issue treasury shares off-market. Once set by our shareholders, the price range is valid for no more than 18 months. Unless the price range is set by our shareholders, we cannot re-issue treasury shares. If approved, we intend to use our treasury shares primarily to satisfy obligations under equity awards granted to our employees and directors under our Equity Plan, and it is possible we may also reissue treasury shares for other corporate purposes that may arise.
THE FORMAL TEXT OF THE RESOLUTION THAT WE ARE ASKING OUR SHAREHOLDERS TO APPROVE IS AS FOLLOWS:
“RESOLVED that, as a special resolution for the purposes of section 1078 of the Companies Act 2014 of Ireland (the “Companies Act”), the maximum and minimum prices at which ordinary shares that we previously acquired and hold in treasury may be reissued off-market are as follows:
(i)
the maximum price at which such treasury shares may be re-allotted off-market is an amount equal to 120% of the market price per ordinary share on the New York Stock Exchange or any other securities exchange where the Company’s shares are then traded, and
(ii)
the minimum price at which such treasury shares may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under any compensation plan (including any share or option scheme) operated by Trinseo PLC or, in all other cases, not less than 95% of the market price per ordinary share on the New York Stock Exchange or any other securities exchange where the Company’s shares are then traded.

The authority conferred by this resolution is effective from the date of passing of this resolution and expires eighteen months from the date of the passing of this resolution, unless previously varied, revoked or renewed by special resolution in accordance with the provisions of section 1078 of the Companies Act.
For the purpose of this resolution, the “market price” of our ordinary shares is the average of the closing price on each of the consecutive days of trading during a period no shorter than one trading day and no longer than 10 trading days immediately preceding the date of the issuance, as reasonably determined by the Board of the Company.”
As required under Irish law, the resolution is a special resolution that requires the affirmative vote of at least 75% of the votes cast.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PRICE RANGE FOR ISSUING TREASURY SHARES.

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Proposal 7—Adoption of Amendment to Omnibus Incentive Plan
Background
Our Board is recommending approval of an amendment to the Company’s Amended and Restated 2014 Omnibus Incentive Plan (the “Plan”), solely to increase the maximum number of ordinary shares available for grant to participants under the Plan by 1,825,000 shares, to 8,000,000 shares. We have determined that the number of shares remaining under the Plan and the related sub-plan is insufficient to provide equity incentive awards to the Company’s current employees, directors and executive officers for the next year. Challenging operating conditions in 2022, including historically high energy prices, rising interest rates, inflationary pressure, geopolitical uncertainty, and fluctuations in raw material prices led to weaker demand, customer destocking, and our decision to pause the proposed sale of our styrenics business due to deteriorating financing markets. These conditions put significant downward pressure on our share price which resulted in a higher burn rate of shares under our Plan than in previous years.
Why You Should Vote for the Plan Amendment
Employee Retention and Incentives; Alignment with Shareholder Interests.   The increase to authorized shares sought by this proposed amendment is expected to allow the Company to continue to grant awards to employees through 2024, based on the current market price of our ordinary shares and the number of shares awarded to employees in previous years. The Board believes that these types of awards are essential to align the interests of employees with those of our shareholders, and believes these types of awards are essential in attracting, retaining, and motivating our employees as we continue to execute our strategy and transform our business. The Board is recommending that shareholders approve the proposed amendment so the Company may continue to effectively utilize its long-term equity incentive award program to reward and incentivize its employees. If the proposed amendment to the Plan is not approved, the Company will not have a sufficient number of authorized shares for future awards to be issued under the Plan. The Board believes this amendment is necessary to ensure that the Company continues to have the ability to attract and retain the services of key individuals essential to the Company’s long-term growth and success.
Reduce Usage of Cash Compensation.   If the Company is unable to grant awards under the Plan, our ability to issue equity awards will be extremely limited. As a result, we may be forced to significantly increase cash or cash-based compensation, in an environment where the Company is taking actions to preserve cash by restructuring assets and reducing capital spending, operating expenses and working capital. If the Company is forced to increase cash compensation it could reduce available cash needed to pursue and execute our business strategy.
No Significant Share Increase Since 2020.   In 2022, the Company sought shareholder approval for an increase of the number of shares available for issuance under the Plan by 175,000 shares, equal to less than 0.5% of our outstanding shares. No additional shares were sought for issuance under the Plan in 2021. The Company sought 600,000 additional shares under the Plan in 2020 and 820,000 additional shares in 2019.
Repurchases.   The Company repurchased 3,100,000 of its ordinary shares in 2022, approximately 1.0 million ordinary shares in 2021, and 800,000 in 2020, which more than offsets the dilutive impact of the additional shares added to the Plan in the proposed amendment.
Description of the Plan
The following summary of the Plan, as amended, is qualified in its entirety by the complete text of the amended and restated Plan contained in Appendix A to this proxy statement. In 2014, the Board adopted and implemented the Plan in connection with our initial public offering. In 2019, our shareholders approved amendments to the Plan to provide for authorization of additional shares, as well as amendments to certain key provisions to better protect shareholder interests and promote effective governance practices. In 2020 shareholders approved an amendment to the Plan to authorize additional shares, and in 2022 shareholders approved amendments to the Plan to authorize additional shares and extend the Plan term, along with other administrative changes. If we do not obtain requisite shareholder approval of the proposed amendment, the Plan will remain in effect without the proposed amendment.
The following highlight the Plan terms designed to protect the interests of our shareholders and promote corporate governance best practices, including:
•
No Automatic or Evergreen Share Replenishment; a fixed number of shares is available under the Plan for future grants and the Company must seek shareholder approval to increase the available shares;

•
No Discounted Option Pricing; options are priced at fair market value on the grant date;

•
No Repricing of Underwater Options; the Plan prohibits repricing of options or SARS, or the substitution or reload of options and SARS, without prior shareholder approval;

•
No Liberal Share Recycling; no reuse of shares withheld for net exercise or taxes;

•
Minimum Vesting Period; subject to limited exceptions set forth below, awards must not vest for 12 months;

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•
No Dividends and Dividend Equivalents; dividend equivalents are not paid unless and until awards have vested, making such payments subject to the same vesting requirements as awards;

•
No Automatic Grants; the Plan terms do not provide any participant with automatic grants; and

•
Single Plan for Equity Awards; the Plan, and its sub-plan, is the only plan under which equity-based compensation currently may be awarded to our directors, executives and other employees.

Other terms or policies which impact our awards and share ownership include (see “Compensation Discussion and Analysis-Compensation Philosophy and Design-Compensation Committee Practices” for more information):
•
Double Trigger upon CIC.   Our executive officers only receive change-in-control benefits under their equity awards or their employment agreements if their employment is also terminated without cause (or by the executive for good reason) within a specified period following a change in control.

•
Stock Ownership Guidelines.   Our directors and executive officers are subject to share ownership guidelines which must be achieved by 5 years from the date of hire, and which also impose share retention requirements until guidelines are met.

•
Clawback Policy.   The Company maintains a clawback policy which permits cancellation of outstanding vested or unvested equity awards, to “claw back” incentive-based compensation to the extent it was awarded on financial results, which due to an accounting restatement would otherwise have resulted a smaller vested award.

•
No Hedging or Pledging. We prohibit our directors, executive officers, and employees from hedging or pledging the Company’s securities.

Purpose
The purpose of the Plan and the related sub-plan is to advance the interests of the Company by motivating performance through incentive compensation that ties the interests of our directors, executive officers, and senior employees with those of our shareholders. The Plan and sub-plan are also intended to encourage participant ownership in the Company, attract and retain talent, and enable participants to participate in the long-term growth and financial success of the Company.
Eligibility and Participation
Our employees are eligible to participate in the Plan. The Company’s most recent Awards were granted to 125 employees and 15 executive officers in February 2023. Our Company has historically granted each of our non-executive directors annual equity retainer grants under the Plan. Non-employee directors, consultants and advisors of the Company or its affiliates shall be eligible to participate under a separate sub-plan.
Shares Subject to the Plan
The total number of ordinary shares available for Awards under the Plan is currently 6,175,000, which may consist of authorized and unissued shares or treasury shares. Approval of this proposal would add 1,825,000 ordinary shares to the Plan share reserve.
The maximum number of our ordinary shares subject to stock options and the maximum number of shares of our ordinary shares subject to stock appreciation rights, or SARs, that may be granted to any participant in the Plan in any calendar year is each 900,000 shares. The maximum number of our ordinary shares subject to other awards that may be granted to any participant in the Plan in any calendar year is 450,000 shares and the maximum amount payable to any participant in the Plan in any calendar year is $5,000,000 under a cash award.
Shares withheld in the satisfaction of tax withholding requirements or as payment of the exercise or purchase price, or purchased by the Company using proceeds from the Awards, are prohibited from being returned to the Plan’s share reserve for future issuance. The gross number of SAR Awards granted under the Plan, versus the net number of shares delivered under the SAR Award, are deducted from the number of shares remaining available for issuance under the Plan. Any shares underlying Awards settled in cash, or that otherwise expire or become unexercisable without having been exercised, or that are otherwise forfeited or repurchased by the Company due to the failure to vest, may be returned to the share reserve for the Plan for future issuance.
The following table includes information regarding the outstanding equity Awards and shares available for future awards under Plan as of March 31, 2023:
Options Outstanding	1,760,547
Weighted Average Exercise Price of Outstanding Options	45.06
Weighted Average Remaining Term of Options Outstanding (years)	6.65
Full-Value Awards Outstanding/Unvested (1)	1,105,026
Ordinary Shares Outstanding	35,141,405

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Overhang (2)	10.0%
Shares Available for Future Issuance	642,392
Shares Requested in Proposed Amendment for Future Awards	1,825,000
Diluted Overhang (3)	15.2%

(1)
Full-Value Awards are a grant of one or more ordinary shares or a right to receive one or more ordinary shares in the future (including restricted stock, restricted stock units, performance stock and performance stock units). The Company’s Full-Value Awards as of March 31, 2023 consist solely of RSUs and PSUs.

(2)
Overhang consists of the number of shares subject to equity awards outstanding as of March 31, 2023 divided by the number of shares of our common stock outstanding as of March 31, 2023.

(3)
Dilution consists of the number of shares subject to equity awards outstanding as of March 31, 2023 and the number of shares available for future grant under the Plan (assuming approval of the proposed amendment), divided by the number of shares of common stock outstanding as of March 31, 2023.

The table below shows the diluted burn rate relating to equity awards under the Plan for the last three fiscal years:
	2020	2021	2022	3-Year Average
Shares Granted	988,604	570,488	470,842	676,645
Average Total Common Shares Outstanding	38,347,112	38,707,800	35,941,034	37,665,315
Diluted Burn Rate	2.5%	1.5%	1.3%	1.8%
See the Company’s “Equity Compensation Plan Information” in this proxy statement for more information on the Company’s equity usage during 2022.
Awards
The Plan authorizes grants of a variety of types of Awards to maintain flexibility. The Plan permits the granting of:
•
Stock options, which may be incentive stock options (“ISOs”) as defined in Section 422 of the Internal Revenue Code or non-qualified stock options (“NQOs”)

•
stock appreciation rights (“SAR”)

•
restricted stock

•
restricted stock units (“RSU”)

•
performance awards

•
other stock-based awards (collectively referred to as “Awards”)

Administration
The Plan is administered by our compensation committee. Our compensation committee has the authority to, among other things, interpret the Plan, determine eligibility for, grant and determine the terms of awards under the Plan, determine the form of settlement of awards (whether in cash, shares of our ordinary shares or other property), and do all things necessary or appropriate to carry out the purposes of the Plan. Our compensation committee’s determinations under the Plan are conclusive and binding.
Types of Awards
Stock Options.   Stock options granted under the Plan may be either NQOs or ISOs. The price of any stock option granted may not be less than the fair market value (or in the case of certain ISOs, 110% of the fair market value) of the Company’s ordinary shares on the date the stock option is granted. The stock option price is payable in cash or certified check, ordinary shares of the Company, through a broker-assisted cashless exercise, by any other method approved by the compensation committee, or any combination of the foregoing. The standard form of payment of the exercise price is by delivery of cash by a broker-dealer as a cashless exercise. The participant will have the rights of a shareholder after giving written notice of exercise and paying the option price, once the shares are recorded as having been issued and transferred.
The compensation committee determines the terms of each stock option grant (including the vesting schedule) at the time of the grant. All stock options will terminate no later than 10 years (or, in the case of certain ISOs, five years) from the date of the grant. To the extent necessary to comply with Section 409A of the Internal Revenue Code, stock options will not include any feature allowing deferral of income beyond the date of exercise (other than through the receipt of restricted stock at exercise).
Stock Appreciation Rights.   A SAR entitles the participant, upon settlement, to receive a payment based on the excess of the value of an ordinary share of the Company on the date of settlement over the base price of the SAR, multiplied by the number of SARs being

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settled. SARs may be granted alone or in addition to other Awards. The base price of a SAR may not be less than the fair market value (as defined in the Plan) of an ordinary share of the Company on the date of grant. The compensation committee will determine the vesting requirements and the payment and other terms of a SAR. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the compensation committee or both. SARs may be payable in cash or in ordinary shares of the Company. A SAR will terminate no later than 10 years from the date of the grant. A SAR will be forfeited or terminated under the same circumstances as stock options under the Plan, unless otherwise provided in an Award agreement or determined by the compensation committee. To the extent necessary to comply with Section 409A of the Internal Revenue Code, SARs will not include any feature allowing deferral of income beyond the date of exercise.
Restricted Stock.   A restricted stock Award represents ordinary shares of the Company that are issued subject to restrictions on transfer and vesting requirements as determined by the compensation committee. Vesting requirements may be based on, among other things, the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the compensation committee. Restricted stock will be subject to restrictions for a period set forth in the Award agreement. The compensation committee may provide for an accelerated lapse of the restriction period in an Award agreement upon specified events or standards. Subject to the transfer restrictions and vesting requirements of the Award, the participant will have the same rights as one of the Company’s shareholders, including all voting and dividend rights, during the restriction period, although the compensation committee may provide that restricted stock certificates will be held in escrow during the restriction period (and forfeited or distributed depending on whether applicable performance goals or service restrictions have been met).
Restricted Stock Units.   An Award of restricted stock units, or RSUs, provides the participant the right to receive a payment based on the value of an ordinary share of the Company. RSUs may be subject to such vesting requirements, restrictions and conditions to payment as the compensation committee determines are appropriate. Vesting requirements may be based on, among other things, the continued service of the participant for a specified time period or on the attainment of specified business performance goals established by the compensation committee. RSUs will be subject to restrictions for a period set forth in the Award agreement, which period generally will be a minimum of three years from the date of grant. RSU Awards are payable in cash or in ordinary shares of the Company. Participants receiving RSUs will not have, with respect to such RSUs, any of the rights of a shareholder of the Company, although participants may receive dividend equivalents.
Performance Awards.   An Award of performance units provides the participant the right to receive cash or ordinary shares of the Company if specified terms and conditions are met. Participants receiving performance awards will not have, with respect to such performance units, any of the rights of a shareholder of the Company. Performance Awards will be subject to restrictions for a period set forth in the Award agreement, which period generally is expected to be a minimum of three years from the date of grant.
Other Stock-Based Awards.   Our compensation committee is authorized to make other stock Awards or Awards based on or settled in ordinary shares, which may be subject to other terms and conditions, which may vary from time to time and among participants, as the compensation committee in its discretion may determine.
Other Award Terms and Considerations
No Repricing or Reloads.   The Plan specifically prohibits repricing of outstanding stock options or SARs without prior shareholder approval. The Plan also prohibits the substitution, or “reload” of outstanding stock options and SARS and reloads of outstanding stock options without prior shareholder approval. The Plan also prohibits without prior shareholder approval the substitution or buyout of the stock options or SARS for cash, when the exercise price for such a stock option is below the current fair market value or the base value from which appreciation under such SARs are to be measured is below the current fair market value.
Vesting; Termination of Employment or Service.   Our compensation committee has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award, except that the compensation committee may only issue Awards that vest or become exercisable within twelve (12) months or longer from the grant date, except in the event of Participants’ death or disability or a five percent (5%) or more carve-out set by the Company.
Our compensation committee will determine the effect of termination of employment or service on an award. Unless otherwise provided by our compensation committee, upon a termination of a participant’s employment or service, all unvested stock options and SARs then held by the participant will terminate and all other unvested awards will be forfeited and all vested stock options and SARs then held by the participant will remain outstanding for three months following such termination, or twelve (12) months in the case of death or permanent disability, or, in each case, until the applicable expiration date, if earlier. All stock options and SARs held by a participant immediately prior to the participant’s termination of employment or service will immediately terminate if such termination is for cause, as defined in the Plan, or occurs in circumstances that would have constituted grounds for the participant’s employment or service to be terminated for cause, in the determination of the compensation committee.
Dividend Equivalents.   The compensation committee may provide for the payment of amounts (on terms and subject to conditions established by it) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect to Awards shall be subject to the

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identical time-based vesting and performance conditions as the underlying Award and cannot be paid out unless and until all vesting and performance conditions of the underlying Award are met. Additionally, the compensation committee is prohibited from accruing and paying dividends and dividend equivalents on Awards of stock options or SARs.
Non-Transferability of Awards.   Awards under the Plan may not be transferred other than by the laws of descent and distribution, unless, for awards other than ISOs, otherwise provided by the compensation committee.
Recovery of Compensation.   The compensation committee may cancel, rescind, withhold or otherwise limit or restrict any award at any time under the Plan if the participant is not in compliance with the provisions of the Plan or any award thereunder or if the participant breaches any agreement with our Company with respect to non-competition, non-solicitation or confidentiality. Our compensation committee also may recover any award or payments or gain in respect of any award under the Plan in accordance with its applicable Company’s clawback or recoupment policy, or as otherwise required by applicable law or applicable stock exchange listing standards. See “Compensation Discussion and Analysis-Compensation Philosophy and Design-Compensation Committee Practices” for more information on the Company’s clawback and recoupment policies.
Certain Transactions; Certain Adjustments.   In the event of a consolidation, merger or similar transaction or series of related transactions, including a sale or other disposition of shares of our ordinary shares, in which our Company is not the surviving corporation or that results in the acquisition of all or substantially all of our then outstanding shares of ordinary shares by a single person or entity or by a group of persons and/or entities acting in concert, a sale of all or substantially all of our assets or our dissolution or liquidation, our compensation committee may, among other things, provide for the continuation or assumption of outstanding awards, for new grants in substitution of outstanding awards, for the accelerated vesting or delivery of shares under awards or for a cash-out of outstanding awards, in each case on such terms and with such restrictions as it deems appropriate. Except as our compensation committee may otherwise determine, awards not assumed in connection with such a transaction will terminate automatically and, in the case of outstanding restricted stock, will be forfeited automatically upon the consummation of such covered transaction.
In the event of a stock dividend, stock split or combination of shares, including a reverse stock split, recapitalization or other change in our capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, our compensation committee will make appropriate adjustments to the maximum number of shares of our ordinary shares that may be delivered under, and the ISO and individual share limits included in, the Plan, and will also make appropriate adjustments to the number and kind of shares or securities subject to awards, the exercise prices of such awards or any other terms of awards affected by such change. Our compensation committee will also make the types of adjustments described above to take into account distributions and other events other than those listed above if it determines that such adjustments are appropriate to avoid distortion in the operation of the Plan.
Minimum Vesting Requirement.   Generally, all awards granted under the Plan are required to vest at least 12 months after the date of grant. Certain circumstances, including death or disability or a participant, termination due to restructuring or redundancy, or termination due to retirement allow vesting of certain awards to be accelerated under the Plan.
Amendment; Termination.   The compensation committee will be able to amend the Plan or outstanding awards, or terminate the Plan as to future grants of awards, except that the compensation committee will not be able to alter the terms of an award if it would affect materially and adversely a participant’s rights under the award without the participant’s consent (unless expressly provided in the Plan or the right to alter the terms of an award was expressly reserved by our compensation committee at the time the award was granted). Shareholder approval will be required for any amendment to the Plan to the extent such approval is required by law, including applicable stock exchange requirements.
Plan Term.   No new awards may be granted under the Plan after May 30, 2034, or twenty years after the Plan’s date of adoption, unless the Plan is terminated earlier by the Board. Termination of the Plan would not affect the terms or conditions of any award granted under the Plan prior to termination.
Benefits under the Plan
New Plan Benefits.   The compensation committee has discretionary authority to grant Awards pursuant to the Plan, and there is no provision in the Plan for automatic grants. Therefore, future benefits that would be received by directors, executive officers and other employees under the Plan, as amended, are currently not entirely predictable.
Certain Historical Grants under the Plan.   As of March 31, 2023, the following table sets forth the number of shares subject to RSU, PSU and stock options Awards that have been granted to the below individuals or groups under the Plan (since its inception in June 2014).
Name and Position	Number of Shares (1)
Frank Bozich, President and Chief Executive Officer	773,714
David Stasse, Executive Vice President and Chief Financial Officer	281,171
Angelo N. Chaclas, Senior Vice President, CLO, CCO and Corporate Secretary	284,591
Andre Lanning, Senior Vice President and Chief Commercial Officer	78,112

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Name and Position	Number of Shares (1)
Paula Cooney, Senior Vice President and Chief Human Resources Officer	56,088
All current executive officers (as a group)	1,966,199
All current non-executive directors (as a group)	180,298
All employees and officers who are not executive officers (as a group)	1,244,926

(1)
Ordinary shares underlying RSU, PSU and stock option awards granted under the Plan.

Tax Treatment of Awards under the Plan
The following discussion of the United States federal income tax implications of Awards under the Plan is based on the provisions of the Internal Revenue Code (and any relevant rulings and regulations issued under the Internal Revenue Code) as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect). The tax law is technical and complex, and the discussion below represents only a general summary. It is not intended to be, nor should it be construed to be, legal or tax advice. Shareholders should consult their own professional advisers as to the effects of state, local or foreign laws and regulations to which they may be subject.
Non-qualified stock options.   A NQO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such a stock option will, at that time, realize taxable compensation in the amount of the difference between the stock option price and the then fair market value of the ordinary shares. Subject to the applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.
The optionee’s basis in such ordinary shares is equal to the sum of the stock option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the ordinary shares will be a long-term or short-term gain (or loss), depending upon the holding period of the ordinary shares.
Incentive Stock Options.   An ISO results in no taxable ordinary income to the optionee or deduction to the company at the time the ISO is granted or exercised. However, the excess of the fair market value of the ordinary shares acquired over the stock option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the ordinary shares received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the ordinary shares is treated as a long-term capital gain. If the ordinary shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the ordinary shares received upon exercise of the stock option over the stock option price (or, if less, the excess of the amount realized upon disposition over the stock option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, generally in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the ordinary shares acquired upon exercise of an ISO is equal to the stock option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.
Stock Appreciation Rights.   Generally, the recipient of a SAR will not recognize taxable income at the time the SAR is granted. When the participant receives the appreciation inherent in the SAR, either in cash or stock, the amount of the cash, or the value of the stock, as applicable, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a SAR. However, upon the settlement of the SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the participant is required to recognize as a result of the settlement.
Other Awards.   The current United States federal income tax consequences of other Awards authorized under the Plan are generally in accordance with the following: (1) the fair market value of restricted stock is generally subject to ordinary income tax at the time the restrictions lapse (unless the participant elects taxation at grant, pursuant to Section 83(b)) and (2) the amount of cash paid (or the fair market value of the ordinary shares issued) to settle RSUs and performance units is generally subject to ordinary income tax. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.
Section 409A.   Section 409A of the Internal Revenue Code imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions may be made only on specified dates or on or following the occurrence of certain events (e.g., the individual’s separation from service or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain officers and other individuals, Section 409A requires that such individual’s distributions of non-qualified deferred compensation in connection with a separation from service commence no earlier than six months after such individual’s separation from service.

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PROPOSAL 7
We intend that Awards granted under the Plan will either comply with or be exempt from Section 409A of the Internal Revenue Code and the regulations and guidance promulgated thereunder. Awards subject to Section 409A, but not compliant with Section 409A, could result in accelerated taxation of the Awards and an additional 20% tax and interest charge tax to the participant. These potential penalties on the participant could reduce the value of grants subject to Section 409A and adversely affect the Company’s ability to achieve the Plan’s purposes.
Section 280G.   Under certain circumstances, accelerated vesting, exercise or payment of awards under the Plan in connection with a change-in-control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding the Award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.
Approval of the Amendment
If the amendment to the Plan is approved by the shareholders, the amended Plan will become effective on the date of the Annual Meeting. Our Board intends to cause the additional ordinary shares that would become available for issuance to be registered on a Form S-8 Registration Statement to be filed with the SEC at our expense. If shareholders do not approve this proposal, the amendment will not become effective and the Plan will continue in its current form.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S OMNIBUS INCENTIVE PLAN.

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Shareholder Proposals & Director Nominations
Shareholder Proposals & Director Nominations
A shareholder who intends to nominate a director or present a proposal at the 2024 annual general meeting of shareholders and who wishes the nomination or proposal to be included in the proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must submit the proposal in writing to us so that it is received by our Corporate Secretary no later than January 2, 2024. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered at the 2024 annual general meeting of shareholders, such proposal must be received by the Company at its registered office not more than 120 days (i.e., January 2, 2024) and not less than 90 days (i.e., February 1, 2024) prior to the first anniversary of the date this proxy statement was first released to shareholders. However, if the date of our 2024 annual general meeting is changed by more than 30 days from the date of 2023 annual general meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the 2024 annual general meeting and not later than the later of the 90th day prior to the 2024 annual general meeting, or the 10th day following the day on which public announcement of the date of the 2024 annual general meeting is first made.
Written proposals may be mailed to us at Trinseo PLC (Attn: Corporate Secretary) at our registered office, Riverside One, Sir John Rogerson’s Quay, Dublin 2, Dublin, Ireland, D02 X576.
Each submission relating to the nomination of persons to be elected to the Board, or other business proposed to be brought up before the meeting must meet the form, deadline and other requirements in Article 101 of our Constitution, including the applicable notice, information and consent provisions. Board nominations must:
•
set forth the name, age, business address and residence address of each individual whom the shareholder proposes to nominate for election or re-election as a director;

•
set forth set forth the class and number of our shares which are owned of record and beneficially by such nominee;

•
set forth the date or dates on which such shares were acquired and the investment intent of such acquisition;

•
include a completed and signed questionnaire, representation and agreement required by Article 101.1(f) of our Articles of Association;

•
include the information required by Article 101.3 of our Articles of Association.

In addition to the requirements as to form and substance established by the SEC, shareholder proposals must be a proper subject for shareholder action under Irish law and our Constitution to be included in our proxy materials. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our Constitution describes in full the requirements for submitting proposals at the annual general meeting. The notice must be given in the manner and must include the information and representations required by our Constitution.

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Householding
Householding
SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure is referred to as householding. While the Company does not household in mailings to its shareholders of record, a number of brokerage firms with account holders who are Company shareholders have instituted householding. In these cases, a single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, he or she should notify his or her broker. Any shareholder can receive a copy of the Company’s proxy statement and annual report by contacting the Company at its registered office at Riverside One, Sir John Rogerson’s Quay, Dublin 2, Dublin, Ireland, D02 X576, Attention: Secretary or by accessing it on the Company’s website at www.trinseo.com.
Shareholders who hold their shares through a broker or other nominee who currently receive multiple copies of the proxy statement and annual report at their address and would like to request householding of their communications should contact their broker.

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APPENDIX A
APPENDIX A
TRINSEO PLC
AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN
(Amended and Restated
as of June 14, 2023)
WHEREAS:
A.
On May 30, 2014, Trinseo S.A., a public limited company (société anonyme) incorporated under the laws of Luxembourg, adopted the Trinseo S.A. 2014 Omnibus Incentive Plan (as so adopted and amended, from time to time, in respect of periods prior to the Effective Time (as defined below), the “Original Plan”).

B.
On October 8, 2021, the re-domiciliation of Trinseo S.A. from Luxembourg to Ireland pursuant to a merger by acquisition under the European Communities (Cross-Border Mergers) Regulations 2008 of Ireland (SI 157/2008), as amended, and the Luxembourg law of 10 August 2015, as amended, was completed (the “Merger”). Pursuant to the Merger: (i) Trinseo PLC, a public limited company incorporated under the laws of Ireland, by operation of law and universal succession of title, became entitled to the assets of Trinseo S.A. and assumed the liabilities of Trinseo S.A. from the effective time of the Merger (the “Effective Time”); (ii) ordinary shares of $0.01 each (nominal value) were allotted and issued by the Trinseo PLC to the shareholders of Trinseo S.A. (other than Trinseo S.A. as holder of shares in itself), on a one-for-one basis, at the Effective Time as consideration for the transfer of the assets and liabilities of Trinseo S.A.; and (iii) Trinseo S.A. ceased to exist following completion of the Merger.

C.
In connection with the Merger, among other matters, at the Effective Time, the Original Plan and all awards then outstanding under the Original Plan were assumed by Trinseo PLC and the Original Plan was amended and restated on the terms set out herein and renamed the Trinseo PLC Amended And Restated 2014 Omnibus Incentive Plan (the Original Plan as so assumed, amended and restated at the Effective Time and as may, from time to time, be amended in respect of periods following the Effective Time, the “Plan”).

D.
Save as otherwise expressly provided herein, the Plan shall apply to all awards granted prior to or following the Effective Time.

1.
DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.
2.
PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based Awards.
3.
ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; determine the form of settlement of Awards (whether in cash, shares of Stock or other property); prescribe forms, rules and procedures relating to the Plan; and otherwise do all things necessary or appropriate to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.
4.
LIMITS ON AWARDS UNDER THE PLAN

(a)   Number of Shares.   The maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan and under the Trinseo PLC Non-Employee Equity Incentive Plan (which is a sub-plan of the Plan and is attached hereto as Appendix A) is 8,000,000 shares. Up to the total number of shares available for Awards to employee Participants may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The limits set forth in this Section 4(a) shall be construed to comply with Section 422 of the Code. For purposes of this Section 4(a), the shares of Stock withheld by the Company in payment of the exercise price or purchase price (including any nominal value payable in respect of an Award provided always that such nominal value must be paid by the Participant or some other person permitted to do so by Irish law as provided for in Section 6(a)(9)) of the Award, in satisfaction of tax withholding requirements with respect to the Award, or purchased by the Company using proceeds from Awards are prohibited from being returned back to the Plan’s share reserve for future issuance. The gross number of SAR awards granted under the Plan, as opposed to the net number of shares actually delivered under the SAR Award, will be deducted from the number of shares remaining available for issuance pursuant to the Awards granted under the Plan. For the avoidance of doubt, any shares of Stock underlying Awards settled in cash or that otherwise expire or become unexercisable without having been exercised or that are forfeited to or repurchased or redeemed by the Company due to the failure to vest may be returned to the Plan for future issuance. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and with other applicable

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APPENDIX A
legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition shall not reduce the number of shares of Stock available for Awards under the Plan.
(b)   Type of Shares.   Stock delivered by the Company under the Plan may be newly issued Stock or treasury Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.
(c)   Individual Limits.   The following additional limits will apply to Awards of the specified type granted, or in the case of Cash Awards, payable to any person in any calendar year:
(1)
Stock Options: 900,000 shares of Stock.

(2)
SARs: 900,000 shares of Stock.

(3)
Awards other than Stock Options, SARs or Cash Awards: 450,000 shares of Stock.

(4)
Cash Awards: $5,000,000.

In applying the foregoing limits, (i) all Awards of the specified type granted to the same person in the same calendar year will be aggregated and made subject to one limit; (ii) the limits applicable to Stock Options and SARs refer to the number of shares of Stock subject to those Awards; (iii) the share limit under clause (3) refers to the maximum number of shares of Stock that may be delivered, or the value of which could be paid in cash or other property, under an Award or Awards of the type specified in clause (3) assuming a maximum payout; and (iv) the dollar limit under clause (4) refers to the maximum dollar amount payable under an Award or Awards of the type specified in clause (4) assuming a maximum payout.
5.
ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among key Employees of the Company and its Affiliates who are in a position to contribute significantly to the success of the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Stock Option to the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E). Non-employee Directors and consultants and vendors of the Company or Affiliates shall be eligible to participate under the Trinseo PLC Non-Employee Equity Incentive Plan (which is a sub-plan of the Plan and is attached hereto as Appendix A.
6.
RULES APPLICABLE TO AWARDS

(a)   All Awards.
(1)   Award Provisions.   The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.
(2)   Term of Plan.   No Awards may be made after twenty years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.
(3)   Transferability.   Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs (and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), SARs and NSOs) may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs, subject to such limitations as the Administrator may impose.
(4)   Vesting, etc.   The Administrator will determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option or SAR will remain exercisable. Except in the event of the Participant’s death or disability, termination due to restructuring or redundancy, or a five percent (5%) carve-out of the number of shares of Stock that may be delivered in satisfaction of Awards under the Plan (as defined in Section 4(a)), all Awards will only vest or become exercisable after a minimum of twelve months from the grant date. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases:
(A)   Immediately upon the cessation of the Participant’s Employment and except as provided in (B) and (C) below, each Stock Option and SAR that is then held by the Participant or by the Participant’s permitted transferees, if any, will

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APPENDIX A
cease to be exercisable and will terminate and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited. (B) Subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(C)   All Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment due to his or her death or by the Company due to his or her Permanent Disability, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of twelve (12) months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(D)   All Stock Options and SARs (whether or not exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause.
(5)   Additional Restrictions.   The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan, or if the Participant breaches any agreement with the Company or its Affiliates with respect to non-competition, non-solicitation or confidentiality. Without limiting the generality of the foregoing, the Administrator may recover Awards made under the Plan and payments under or gain in respect of any Award in accordance with any applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time, or as otherwise required by applicable law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Securities Exchange Act of 1934, as amended.
(6)   Taxes.   The Company or any Affiliate shall have the authority and right to deduct or withhold or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy Tax-Related Items with respect to any taxable event concerning a Participant arising as a result of the Plan or to take such other action as may be necessary in the opinion of the Company or any Affiliate, as appropriate, to satisfy withholding obligations for the payment of Tax-Related Items, including but not limited to (i) withholding from the Participant’s wages or other cash compensation; (ii) withholding from the proceeds for the sale of shares of Stock underlying the Award either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf; or (iii) in the Administrator’s sole discretion and in satisfaction of the foregoing requirement withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock ) having a fair market value equal to the sums required to be withheld. To avoid negative accounting treatment, the number of Shares which may be withheld with respect to the issuance, vesting, exercise or payment of any Award or which may be repurchased from the Participant of such Award in order to satisfy the Participant’s Tax-Related Items liabilities with respect to the issuance, vesting, exercise or payment of the Award may be limited to the number of shares of Stock which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum applicable withholding rates. No Stock shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Company for the satisfaction of the Tax-Related Items withholdings obligations with respect to any taxable event concerning the Participant or such other person arising as a result of the Plan in a manner consistent with Irish law.
(7)   Dividend Equivalents, Etc.   The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award, except for Awards of Stock Options or SARs, for which such payments shall be prohibited. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards shall be subject to the identical time-based vesting and performance conditions as the underlying Award and cannot be paid unless and until all vesting and performance conditions of the underlying Award are met. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions may be subject to such additional limits or restrictions as the Administrator may impose, consistent with the requirements of the Articles.
(8)   Rights Limited.   Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of a termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

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APPENDIX A
(9)   Purchase Price.   At the time of the Award, the Administrator shall determine the price, if any, to be paid by the Participant for each share of Stock subject to the Award. The price to be paid by the Participant shall not be less than the nominal value of a share of Stock (or such higher amount required by applicable Irish law). The purchase price of shares of Stock acquired pursuant to the Award shall be paid or redeemed by a non-Irish incorporated Subsidiary on behalf of the Participant as designated by the Administrator or by the Participant through one or more of the following methods (a) in cash or (b) in any other form of legal consideration that may be acceptable to the Administrator in its discretion and in compliance with applicable Irish law.
(10)   Coordination with Other Plans.   Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4).
(11)   Section 409A.   Each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.
(12)   Fair Market Value.   In determining the fair market value of any share of Stock under the Plan, the Administrator will make the determination in good faith, and consistent with the rules of Section 422 and Section 409A when applicable.
(b)
Stock Options and SARs.

(1)   Time And Manner Of Exercise.   Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. A Stock Option or SAR exercised by any person other than the Participant will not be deemed to have been exercised until the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so. The Administrator may impose conditions on the exercisability of Awards, including limitations on the time periods during which Awards may be exercised or settled.
(2)   Exercise Price.   The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise will be no less than the higher of (a) the nominal value of the Stock subject to the Award and (b) 100% (or in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant.
(3)   No Repricing.   Except in connection with a corporate transaction involving the Company (which term shall include, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 7 of the Plan, the terms of outstanding Stock Options or SARs, as applicable, may not be amended to reduce the exercise prices of such Stock Options or the base values from which appreciation under such SARs are to be measured other than in accordance with the stockholder approval requirements of the New York Stock Exchange. Unless otherwise submitted to and approved by the Company’s shareholders, any substitution or buyout of Stock Options or SARs for cash, as applicable, shall be prohibited when the exercise price for such Stock Option is below the current fair market value or when the base value from which appreciation under such SARs are to be measured is below the current fair market value.
(4)   Payment Of Exercise Price.   Where the exercise of an Award is to be accompanied by payment, payment of the exercise price will be by cash or check acceptable to the Administrator or by such other legally permissible means, if any, as may be acceptable to the Administrator.
(5)   Maximum Term.   Stock Options and SARs will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, however, that, if a Participant still holding an outstanding but unexercised NSO or SAR ten (10) years from the date of grant (or, in the case of an NSO or SAR with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, and if at such time the Stock is publicly traded (as determined by the Administrator), the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.

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APPENDIX A
7.
EFFECT OF CERTAIN TRANSACTIONS

(a)   Mergers, etc.   Except as otherwise provided in an Award agreement, the following provisions will apply in the event of a Covered Transaction:
(1)   Assumption or Substitution.   If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may (but, for the avoidance of doubt, need not) provide (i) for the assumption or continuation of some or all outstanding Awards or any portion thereof or (ii) for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.
(2)   Cash-Out of Awards.   Subject to Section 7(a)(5) below the Administrator may (but, for the avoidance of doubt, need not) provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; it being understood that if the exercise or purchase price (or base value) of an Award is equal to or greater than the fair market value of one share of Stock, the Award may be cancelled with no payment due hereunder.
(3)   Acceleration of Certain Awards.   Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide that any Award requiring exercise will become exercisable, in full or in part and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.
(4)   Termination of Awards Upon Consummation of Covered Transaction.   Except as the Administrator may otherwise determine in any case, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) upon consummation of the Covered Transaction, other than Awards assumed pursuant to Section 7(a)(1) above.
(5)   Additional Limitations.   Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.
(b)
Changes in and Distributions With Respect to Stock.

(1)   Basic Adjustment Provisions.   In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, the Administrator will make appropriate adjustments to the maximum number of shares of Stock that may be delivered under the Plan, to the maximum number of shares of Stock that may be delivered in satisfaction of ISOs under the Plan, and to the maximum share limits described in Section 4(c) and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.
(2)   Certain Other Adjustments.   The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan, having due regard for the qualification of ISOs under Section 422, and the requirements of Section 409A.
(3)   Continuing Application of Plan Terms.   References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

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APPENDIX A
8.
LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that Stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.
9.
AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that, except as otherwise expressly provided in the Plan, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.
10.
OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.
11.
MISCELLANEOUS

(a)   Waiver of Jury Trial.   By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.
(b)   Limitation of Liability.   Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award.
12.
MISCELLANEOUS ESTABLISHMENT OF SUB-PLANS

The Administrator may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, or other regulatory or tax laws of various jurisdictions. The Administrator will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).
13.
GOVERNING LAW

(a)   Certain Requirements of Corporate Law.   Awards will be granted and administered consistent with the requirements of applicable law of Ireland relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

2023 Proxy Statement      A-6

APPENDIX A
(b)   Other Matters.   Except as otherwise provided by the express terms of an Award agreement, under a sub-plan described in Section 12 or as provided in Section 13(a) above, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Pennsylvania without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
(c)   Jurisdiction.   By accepting an Award, each Participant will be deemed to (a) have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Pennsylvania for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (b) agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or an Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Pennsylvania; and (c) waive, and agree not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or an Award or the subject matter thereof may not be enforced in or by such court.

A-7       2023 Proxy Statement

APPENDIX A
Exhibit A
Definition of Terms
The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:
“Administrator”: The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by applicable law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.
“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code, provided that, for purposes of determining treatment as a single employer under Section 414(b) and Section 414(c) of the Code, “50%” shall replace “80%” in the applicable stock ownership requirements under such sections of the Code and the regulations thereunder.
“Articles”: The articles of association of the Company.
“Award”: Any or a combination of the following:
(i)   Stock Options.
(ii)   SARs.
(iii)   Restricted Stock.
(iv)   Unrestricted Stock.
(v)   Stock Units, including Restricted Stock Units.
(vi)   Performance Awards.
(vii)   Cash Awards.
(viii)   Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.
“Board”: The Board of Directors of the Company.
“Cash Award”: An Award denominated in cash.
“Cause”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Cause,” the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement is in effect. In the case of any other Participant, “Cause” will mean, as determined by the Administrator in its reasonable judgment, (i) a substantial failure of the Participant to perform the Participant’s duties and responsibilities to the Company or subsidiaries or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its subsidiaries; (iv) a significant violation by the Participant of the code of conduct of the Company or its subsidiaries or of any material policy of the Company or its subsidiaries, or of any statutory or common law duty of loyalty to the Company or its subsidiaries; (v) material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant; or (vi) other conduct by the Participant that could reasonably be expected to be harmful to the business, interests or reputation of the Company.
“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.
“Compensation Committee”: The Compensation Committee of the Board.
“Company”: Trinseo PLC, a company incorporated in Ireland or, where the context requires, with respect to periods prior to the Effective Time, Trinseo S.A.
“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or that results in the acquisition of all or substantially all of the Company’s then outstanding ordinary shares by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.
“Date of Adoption”: The earlier of the dates (both prior to the Effective Time) that the Plan was approved by the Company’s shareholders or adopted by the Board, as determined by the Compensation Committee.

2023 Proxy Statement      A-8

APPENDIX A
“Director”: A member of the Board.
“Employee”: Any person who is employed by the Company or an Affiliate.
“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or an Affiliate. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Section 1.409A- 1(h) of the U.S. Treasury Regulations, after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the U.S. Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A- 1(h) of the U.S. Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan.
“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO.
“NSO”: A Stock Option that is not intended to be an “incentive stock option” within the meaning of Section 422.
“Participant”: A person who is granted an Award under the Plan or any sub-plan.
“Performance Award”: An Award subject to Performance Criteria.
“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. A Performance Criterion will mean an objectively determinable measure or measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or equity expense, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital, capital employed or assets; one or more operating ratios; operating income or profit, including on an after-tax basis; net income; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures, strategic alliances, licenses or collaborations; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; manufacturing or process development; or environmental health and/or safety metrics. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. The Administrator may provide, by the deadline that otherwise applies to the establishment of the terms of any Award intended to qualify for such exception, that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, extraordinary items, and other unusual or non- recurring items, and the cumulative effects of tax or accounting changes, each as defined by U.S. or international generally accepted accounting principles) occurring during the performance period that affect the applicable Performance Criterion or Criteria.
“Permanent Disability”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Permanent Disability” (or similar term), the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement is in effect. In the case of any other Participant, “Permanent Disability” shall mean a disability that would entitle a Participant to long-term disability benefits under the Company’s long-term disability plan to which the Participant participates. Notwithstanding the foregoing, however, in the case of any Award that is subject to Section 409A and is payable upon a Participant’s Permanent Disability, the Participant shall be treated as having a Permanent Disability only if the Participant’s condition also satisfies the definition of “disability” in Treasury Regulation 1.409A-3(i)(4).
“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.
“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.
“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

A-9       2023 Proxy Statement

APPENDIX A
“Section 409A”: Section 409A of the Code.
“Section 422”: Section 422 of the Code.
“Stock”: Ordinary shares of the Company, nominal value $0.01 per share and “stockholder” shall be interpreted accordingly where referring to holders of Stock in the Company.
“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.
“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.
“Tax-Related Items” means (i) federal, state, and local taxes and taxes imposed by any jurisdiction (including but not limited to, income tax, social security or insurance contributions, payroll tax, fringe benefits tax, payment on account, employment tax obligations, stamp taxes, and any other taxes that may be due) required by law to be withheld and (ii) any employer tax liability shifted to a Participant.
“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

2023 Proxy Statement      A-10

APPENDIX A
TRINSEO PLC
NON-EMPLOYEE EQUITY INCENTIVE PLAN
(THE “NON-EMPLOYEE PLAN”)
Section 1.   Introduction.
(a)
The Non-Employee Plan is a sub-plan of the Trinseo PLC Amended & Restated 2014 Omnibus Incentive Plan (the “Plan”) and permits the grant of Awards to non-employee directors, consultants and vendors of the Company or Affiliate who are not employees (as at the time of the relevant grant) of any such company (each, a “Participant”).

(b)
For the avoidance of doubt, the Non-Employee Plan (i) shall not prejudice the status of the Plan as an employees’ share scheme within the meaning of section 64 of the Companies Act 2014 and (ii) operates separately from the Plan.

Section 2.   Definitions and Interpretation
(a)
In the Non-Employee Plan, words and expressions used in the Plan shall, unless otherwise specified below, apply in relation to Awards granted under the Non-Employee Plan.

(b)
Except as modified in the Non-Employee Plan, all the provisions of the Plan relevant to Awards shall be incorporated into the Non-Employee Plan as if fully set out herein so as to be part of the Non-Employee Plan.

(c)
These rules of the Non-Employee Plan take precedence if there is any inconsistency between them and the rules of the Plan.

(d)
In these rules of the Non-Employee Plan, whenever the terms “Employee” or “Employment” are otherwise used in the context of matters following the grant of an Award, they shall be construed in the context of that person being a non-employee director, consultant or vendor, and termination of Employment means the Participant ceasing to be a non-employee director, consultant or vendor of the Company or an Affiliate; provided that, for avoidance of doubt, a Termination of Service will be deemed to occur if an Affiliate of which the Participant is a consultant or vendor ceases to be an Affiliate, unless they remain a consultant or vendor of the Company or another Affiliate.

A-11       2023 Proxy Statement

TRINSEO PLCRIVERSIDE ONESIR JOHN ROGERSON'S QUAYDUBLIN 2DUBLIN, D02 X576IRELANDSCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on Monday, June 12, 2023. Follow the instructions to obtainyour records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you canconsent to receiving all future proxy statements, proxy cards and annual reports electronicallyvia e-mail or the Internet. To sign up for electronic delivery, please follow the instructions aboveto vote using the Internet and, when prompted, indicate that you agree to receive or accessproxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Timeon Monday, June 12, 2023. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V12153-P91474KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYTRINSEO PLCThe Board of Directors recommends you vote FOR proposals 1-7.1. To elect, by separate resolutions, eleven (11) directors specificallynamed in the proxy statement, each to serve for a term ofone year expiring at the close of the 2024 Annual General Meeting;For Against AbstainNominees:1a. K’Lynne Johnson1b. Joseph Alvarado1c. Frank A. Bozich2. To approve, on an advisory basis, the compensation paid by theCompany to its named executive officers.For Against Abstain1d. Victoria Brifo3. To ratify, by non-binding advisory vote, the appointment ofPricewaterhouseCoopers LLP as the Company’s independentregistered public accounting firm for the year endingDecember 31, 2023 and to authorize, by binding vote, the AuditCommittee of the Board to set its auditors’ remuneration.1e. Jeffrey Cote1f. Pierre-Marie De Leener4. To approve a proposal to grant the Board authority to issue sharesunder Irish law.1g. Jeanmarie Desmond5. To approve a proposal to grant the Board authority to opt out ofstatutory pre-emption rights, with respect to up to 10% of issuedordinary share capital, under Irish law.1h. Matthew Farrell6. To set the price range for the Company’s re-issuance of treasuryshares, as described in the Company’s proxy statement.1i. Sandra Beach Lin7. To approve an amendment to the Company’s Omnibus IncentivePlan.NOTE: Such other business as may properly come before the meeting orany adjournment thereof.1k. Mark TomkinsPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V12154-P91474TRINSEO PLCAnnual General Meeting of ShareholdersJune 14, 2023 11:30 A.M., I.S.T.This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Frank Bozich, David Stasse and Angelo Chaclas, or each of them, as proxies, each with thepower to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side ofthis ballot, all of the Ordinary Shares of TRINSEO PLC that the shareholder(s) is/are entitled to vote at the Annual General Meetingof Shareholders to be held at 11:30 A.M., I.S.T. on June 14, 2023, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse sideImportant Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.